                                                                     EXHIBIT 4.1



                               INDENTURE OF TRUST




                             MAIN PLACE FUNDING, LLC

                                     ISSUER

                                       AND

                                    [       ]

                                     TRUSTEE

                                 --------------

                               INDENTURE OF TRUST

                                 DATED AS OF [ ]

                                 --------------

                                  $[     ]

              MORTGAGE-BACKED BONDS, SERIES [     ], DUE [      ]

                                TABLE OF CONTENTS




                                GRANTING CLAUSES

                                  CLAUSE FIRST
                                  CLAUSE SECOND
                                  CLAUSE THIRD
                                  CLAUSE FOURTH
                                  CLAUSE FIFTH
                                  CLAUSE SIXTH


                                    ARTICLE I


             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         Section 1.01. Definitions................................................................................6
                  Accountant......................................................................................7
                  Accountants' Letter.............................................................................7
                  Act.............................................................................................7
                  Adjustable-Rate Mortgage Loan...................................................................7
                  Affiliate.......................................................................................7
                  Approved Luxembourg Newspaper...................................................................8
                  Approved Servicer...............................................................................8
                  Authenticating Agent............................................................................8
                  Available Amount................................................................................8
                  Banc of America Securities......................................................................8
                  Bank of America, N.A............................................................................9
                  Basic Maintenance Amount........................................................................9
                  Beneficial Owner................................................................................9
                  Bond Register and Bond Registrar................................................................9
                  Bonds...........................................................................................9
                  Business Day....................................................................................9
                  Cash...........................................................................................10
                  Class..........................................................................................10
                  Clearing Agency................................................................................10
                  Clearing Agency Participant....................................................................10
                  Closing Date...................................................................................10
                  Collateral.....................................................................................10
                  Collateral Report..............................................................................10
                  Collection Account.............................................................................10
                  Collection Period..............................................................................11

                  Commission.....................................................................................11
                  Condominium Loan...............................................................................11
                  Conforming 3/1 Eligible Adjustable-Rate Mortgage Loans.........................................11
                  Conforming 5/1 Eligible Adjustable-Rate Mortgage Loans.........................................11
                  Conventional Mortgage Loan.....................................................................11
                  Corporate Trust Office of the Trustee..........................................................12
                  Corporation....................................................................................12
                  Cure Date......................................................................................12
                  Cure Valuation Date............................................................................12
                  Custodian......................................................................................12
                  Defaulted Interest.............................................................................12
                  Definitive Certificate.........................................................................12
                  Delinquent Mortgage Loan.......................................................................12
                  Delivery.......................................................................................12
                  Deposit Security...............................................................................14
                  Determination Date.............................................................................15
                  Discounted Value...............................................................................15
                  Discount Factors...............................................................................17
                  Distribution Account...........................................................................19
                  Eligible Account...............................................................................19
                  Eligible Adjustable-Rate Mortgage Loans........................................................20
                  Eligible Collateral............................................................................21
                  Eligible Conventional Fixed-Rate Mortgage Loans................................................22
                  Eligible Fixed-Rate Mortgage Loans.............................................................22
                  Eligible Investments...........................................................................23
                  Eligible Mortgage Loans........................................................................25
                  Eligible Mortgages.............................................................................26
                  Event of Default...............................................................................26
                  Exchange Act...................................................................................27
                  FDIC...........................................................................................27
                  FHA............................................................................................27
                  FHA Insured....................................................................................27
                  FHLMC..........................................................................................27
                  FHLMC Certificates.............................................................................27
                  Fixed-Rate Mortgage Loan.......................................................................28
                  FNMA...........................................................................................28
                  FNMA Certificates..............................................................................28
                  GNMA...........................................................................................28
                  GNMA Certificates..............................................................................28
                  Government Securities..........................................................................29
                  High Balance Loan..............................................................................29
                  Holder or Bondholder...........................................................................29
                  HUD............................................................................................29
                  Indenture......................................................................................29
                  Independent....................................................................................29

                  Initial Collateral.............................................................................30
                  Interest Payment Date..........................................................................30
                  Interest Period................................................................................30
                  Issue Date.....................................................................................31
                  Issuer.........................................................................................31
                  Jumbo Loan.....................................................................................31
                  Jumbo 1/1 Eligible Adjustable-Rate Mortgage Loans..............................................31
                  Jumbo 3/1 Eligible Adjustable-Rate Mortgage Loans..............................................31
                  Jumbo 5/1 Eligible Adjustable-Rate Mortgage Loans..............................................31
                  Jumbo 7/1 Eligible Adjustable-Rate Mortgage Loans..............................................32
                  Jumbo 10/1 Eligible Adjustable-Rate Mortgage Loans.............................................32
                  Jumbo 15-Year Eligible Fixed-Rate Mortgage Loans...............................................32
                  Jumbo 30-Year Eligible Fixed-Rate Mortgage Loans...............................................33
                  Late Payment...................................................................................33
                  Latest Collateral Report.......................................................................33
                  LIBOR..........................................................................................33
                  LIBOR Business Day.............................................................................33
                  LIBOR Determination Date.......................................................................34
                  Lien of this Indenture or lien hereof..........................................................34
                  Liquidity Date.................................................................................34
                  Listing Agent..................................................................................34
                  Loan-to-Value Ratio............................................................................34
                  Managing Member................................................................................34
                  Managing Member Resolution.....................................................................35
                  Market Value...................................................................................35
                  Market Value Rate..............................................................................38
                  Material Defect................................................................................40
                  Maximum Interest Rate..........................................................................40
                  Mortgage Collateral............................................................................40
                  Mortgage Documentation.........................................................................40
                  Mortgage Loans.................................................................................41
                  Mortgage Notes.................................................................................41
                  Mortgaged Property.............................................................................41
                  Mortgages......................................................................................41
                  NationsBanc Mortgage...........................................................................41
                  New Eligible Collateral........................................................................41
                  The New York Times.............................................................................42
                  Non-Mortgage Collateral........................................................................42
                  Officer's Certificate..........................................................................42
                  Opinion of Counsel.............................................................................42
                  Order..........................................................................................42
                  Outstanding....................................................................................42
                  Over 80% Loan..................................................................................44
                  Paying Agent...................................................................................44
                  Permitted Index................................................................................44

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
                  Person.........................................................................................45
                  Pledged Property...............................................................................45
                  Predecessor Bond...............................................................................45
                  Prime Rate.....................................................................................45
                  Prime Rate Determination Date..................................................................46
                  Prior Valuation Date...........................................................................46
                  Private Mortgage Insurance.....................................................................46
                  Rating Agency..................................................................................46
                  Redemption Date................................................................................47
                  Redemption Price...............................................................................47
                  Reference Banks................................................................................47
                  Regular Record Date............................................................................47
                  Regular Valuation Date.........................................................................48
                  Request or Order...............................................................................48
                  Required Interest Payment Amount...............................................................48
                  Reserve Fund...................................................................................48
                  Residential Real Estate........................................................................48
                  Responsible Officer............................................................................48
                  Reuters Page LIBO..............................................................................49
                  Selected Amount................................................................................49
                  Servicer.......................................................................................49
                  Servicer Remittance Date.......................................................................49
                  Servicing Agreement............................................................................50
                  Special Record Date............................................................................50
                  State..........................................................................................50
                  Stated Maturity................................................................................50
                  Subsidiary.....................................................................................50
                  Telerate Page 3750.............................................................................50
                  TIA............................................................................................51
                  Treasury Index.................................................................................51
                  Treasury Index Determination Date..............................................................51
                  Trustee........................................................................................51
                  UCC51
                  VA 51
                  VA Guaranteed..................................................................................52
                  Vice President.................................................................................52
                  The Wall Street Journal........................................................................52
         Section 1.02. Compliance Certificates and Opinions......................................................52
         Section 1.03. Form of Documents Delivered to Trustee....................................................56
         Section 1.04. Acts of Holders of Bonds..................................................................57
         Section 1.05. Notices, Etc., to Trustee and the Issuer..................................................59
         Section 1.06. Notices to Holders of Bonds; Waiver.......................................................60
         Section 1.07. Effect of Headings and Table of Contents..................................................61
         Section 1.08. Successors and Assigns....................................................................61
         Section 1.09. Separability Clause.......................................................................61

         Section 1.10. Benefits of Indenture.....................................................................61
         Section 1.11. Governing Law.............................................................................62
         Section 1.12. Legal Holidays............................................................................62
         Section 1.13. Execution in Counterparts.................................................................62
         Section 1.14. The Issuer's Obligations..................................................................63
         Section 1.15. Conflict with Trust Indenture Act.........................................................63

                                                         ARTICLE II


                                                         THE BONDS

         Section 2.01. Form, Title and Terms of the Bonds........................................................64
         Section 2.02. Denominations of Bonds....................................................................67
         Section 2.03. Execution, Authentication, Delivery and Dating............................................67
         Section 2.04. Book-Entry Requirements...................................................................69
         Section 2.05. Definitive Certificates...................................................................71
         Section 2.06. Notices to Clearing Agency................................................................72
         Section 2.07. Temporary Bonds...........................................................................73
         Section 2.08. Registration; Registration of Transfer and Exchange.......................................74
         Section 2.09. Mutilated, Destroyed, Lost or Stolen Bonds................................................75
         Section 2.10. Interest Payments; Interest Rights Preserved..............................................77
         Section 2.11. Persons Deemed Owners.....................................................................79
         Section 2.12. Cancellation..............................................................................80

                                                        ARTICLE III


                                   ADMINISTRATION OF ACCOUNTS AND PAYMENTS TO BONDHOLDER

         Section 3.01. Establishment and Administration of Distribution Account and Reserve Fund.................80
         Section 3.02. Collections and Allocations...............................................................99
         Section 3.03. Payments to Bondholders..................................................................100
         Section 3.04. Determination of [LIBOR] [Treasury Index] [Prime Rate]...................................102

                                                         ARTICLE IV


                                                PROVISIONS AS TO COLLATERAL

         Section 4.01. Pledging of Collateral...................................................................109
         Section 4.02. Disposition of Payments on Pledged Property..............................................115
         Section 4.03. Consents, Waivers and Modifications......................................................116
         Section 4.04. Rights of Trustee and the Issuer after Event of Default..................................119
         Section 4.05. Delivery of Initial Collateral and Reporting Requirements on Issuance of Bonds...........119

         Section 4.06. Collateral Reports.......................................................................122
         Section 4.07. Maintenance of Eligible Collateral.......................................................123
         Section 4.08. Withdrawal of Collateral Subject to Maintenance Requirements.............................126
         Section 4.09. Additions to Eligible Collateral.........................................................131
         Section 4.10. Sales of Bonds Reacquired by the Issuer and Affiliates...................................131
         Section 4.11. Investment Company Act Limitation........................................................133
         Section 4.12. New Eligible Collateral..................................................................133
         Section 4.13. Servicing of Mortgage Loans..............................................................137

                                                         ARTICLE V


                                                   REMEDIES UPON DEFAULT

         Section 5.01. Events of Default........................................................................139
         Section 5.02. Acceleration of Maturity; Rescission and Annulment.......................................142
         Section 5.03. Trustee's Power in Regard to Pledged Property............................................144
         Section 5.04. Incidents of Sale of Pledged Property....................................................149
         Section 5.05. Judicial Proceedings.....................................................................151
         Section 5.06. Control by Holders of Bonds..............................................................154
         Section 5.07. Waiver of Past Defaults..................................................................155
         Section 5.08. Limitations on Suits by Holders..........................................................156
         Section 5.09. Undertaking to Pay Court Costs...........................................................158
         Section 5.10. Application of Moneys Collected by Trustee...............................................159
         Section 5.11. Right to Receive Payment Not to Be Impaired..............................................162
         Section 5.12. Notice of Defaults to Holders of Bonds...................................................162
         Section 5.13. Bonds Held by the Issuer or Affiliate Not to Share in Distribution.......................163
         Section 5.14. Waiver of Appraisement, Valuation, Stay and Right to Marshalling.........................163
         Section 5.15. Remedies Cumulative; Delay or Omission Not a Waiver......................................164

                                                         ARTICLE VI


                                                        THE TRUSTEE

         Section 6.01. Certain Duties and Responsibilities......................................................165
         Section 6.02. Certain Rights of Trustee................................................................168
         Section 6.03. Not Responsible for Recitals.............................................................171
         Section 6.04. May Hold Bonds...........................................................................171
         Section 6.05. Money Held in Trust......................................................................171
         Section 6.06. Compensation and Reimbursement...........................................................172
         Section 6.07. Corporate Trustee Required; Eligibility..................................................174
         Section 6.08. Appointment of Custodian.................................................................176
         Section 6.09. Resignation and Removal; Appointment of Successor........................................177
         Section 6.10. Acceptance of Appointment by Successor to Trustee........................................180
         Section 6.11. Merger, Conversion, Consolidation or Succession to Business..............................181

         Section 6.12. Appointment of Co-Trustees...............................................................182
         Section 6.13. Authenticating Agent.....................................................................184
         Section 6.14. Manner in Which Certain Collateral Held..................................................187

                                                        ARTICLE VII


                              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER, LEASE OR ASSUMPTION

         Section 7.01. The Issuer May Consolidate, Etc., Only on Certain Terms..................................188
         Section 7.02. Successor Entity Substituted.............................................................190

                                                        ARTICLE VIII


                                                  SUPPLEMENTAL INDENTURES

         Section 8.01. Supplemental Indentures Without Consent of Holders of Bonds..............................190
         Section 8.02. Supplemental Indentures With Consent of Holders of Bonds.................................193
         Section 8.03. Execution of Supplemental Indentures.....................................................195
         Section 8.04. Effect of Supplemental Indentures........................................................196
         Section 8.05. Reference in Bonds to Supplemental Indenture.............................................196
         Section 8.06. Notice of Supplemental Indenture.........................................................196

                                                         ARTICLE IX


                                                MEETINGS OF HOLDERS OF BONDS

         Section 9.01. Purposes for Which Meetings May Be Called................................................197
         Section 9.02. Call, Notice and Place of Meetings.......................................................197
         Section 9.03. Persons Entitled to Vote at Meetings.....................................................199
         Section 9.04. Quorum; Action...........................................................................199
         Section 9.05. Determination of Voting Rights; Conduct and Adjournment of Meetings......................201
         Section 9.06. Counting Votes and Recording Action of Meetings..........................................203

                                                         ARTICLE X


                                                         COVENANTS

         Section 10.01. Payment of Principal and Interest; Maintenance of Offices or Agencies...................204
         Section 10.02. Paying Agent............................................................................206
         Section 10.03. Money for Bond Payments to Be Held in Trust.............................................207
         Section 10.04. Warranty of Title and Authority to Pledge...............................................212
         Section 10.05. Protection of Lien......................................................................213
         Section 10.06. Filing; Opinion of Counsel..............................................................215
         Section 10.07. Further Assurances......................................................................216

         Section 10.08.  Advances by Trustee....................................................................217
         Section 10.09.  Restriction on Amendment of Certain Instruments........................................217
         Section 10.10.  Maintenance of Books of Record and Account; Financial Statements of the Issuer.........218
         Section 10.11.  Statement as to Compliance and Audit of Collateral.....................................219
         Section 10.12.  Title Insurance........................................................................220
         Section 10.13.  Fire and Extended Coverage Insurance...................................................221
         Section 10.14.  Selection of Eligible Mortgage Loans...................................................221
         Section 10.15.  Notice to Trustee of Change in Regulations.............................................222
         Section 10.16.  Notices and Copies of Supplemental Indentures, Collateral Reports and Accountants'
                          Letters to Rating Agencies............................................................222
         Section 10.17.  Covenants Regarding Issuer's Business..................................................223
         Section 10.18.  Treatment of Bonds as Debt for Tax Purposes............................................223

                                                         ARTICLE XI


                                                    REDEMPTION OF BONDS

         Section 11.01.  Mandatory Redemption Due to Failure to Meet Basic Maintenance Amount...................224
         Section 11.02.  Selection of Bonds to Be Redeemed......................................................226
         Section 11.03.  Notice of Redemption...................................................................227
         Section 11.04.  Bonds Payable on Redemption Date.......................................................229
         Section 11.05.  Liquidation of Collateral in Respect of Redemption.....................................230

                                                        ARTICLE XII


                                       BONDHOLDERS' LISTS AND REPORTING REQUIREMENTS

         Section 12.01.  Issuer To Furnish Trustee Names and Addresses of Bondholders...........................231
         Section 12.02.  Preservation of Information; Communications to Bondholders.............................231
         Section 12.03.  Reports by Trustee.....................................................................234
         Section 12.04.  Reports by Issuer......................................................................238
         Section 12.05.  Provisions of this Article Superseded By Trust Indenture Act...........................241
         Section 12.06.  Luxembourg Reports and Notices.........................................................241

                                                        ARTICLE XIII


                                                 SATISFACTION AND DISCHARGE

         Section 13.01.  Satisfaction and Discharge of Indenture................................................243
         Section 13.02.  Application of Trust...................................................................246
         Section 13.03.  Termination of Lien....................................................................247
         Section 13.04.  Repayment of Moneys Held by Paying Agent...............................................247

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                                    EXHIBITS

EXHIBIT A         INITIAL COLLATERAL
EXHIBIT B         COLLATERAL REPORT
EXHIBIT C         FORM OF OPINION OF COUNSEL
EXHIBIT D         OFFICERS' CERTIFICATE REQUESTING WITHDRAWAL OR SUBSTITUTION
EXHIBIT E         FORM OF SERVICING AGREEMENT
EXHIBIT F         FORM OF CUSTODIAL AGREEMENT
EXHIBIT G         OFFICERS' CERTIFICATE REGARDING DEPOSIT SECURITIES (FOR STATED
                    MATURITY)
EXHIBIT H         FORM OF BONDS
EXHIBIT I         FORM OF ACCOUNTANTS' LETTER

         INDENTURE OF TRUST (the "Indenture"), dated as of the [ ] day of [ ], [ ] between Main Place Funding, LLC, a Delaware limited liability company (the "Issuer"), and [ ] (the "Trustee"):

                                   WITNESSETH:

         WHEREAS, the Issuer has duly authorized the issue of a series of its Mortgage-Backed Bonds, Series [ ], Due [ ], Class [A1 and A2] Bonds (the "Bonds") in the aggregate principal amount of $[ ]; and

         WHEREAS, the Issuer will pledge certain property (as described in this Indenture) to secure all payments of principal of and interest on the Bonds and to secure the performance of the covenants herein contained; and

         WHEREAS, to provide the terms and conditions upon which the Bonds are to be issued and delivered, the Issuer has duly authorized the execution of this Indenture; and

         WHEREAS, the Issuer represents that all acts and things necessary to make the Bonds, when executed by the Issuer and authenticated by the Trustee or the Authenticating Agent, valid, binding and legal obligations of the Issuer and to constitute this Indenture a valid indenture in accordance with its terms, have been done and performed; and the Issuer, in the exercise of the legal right and power in it vested, is executing this Indenture and proposes to execute, issue and deliver the Bonds.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Bonds by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of the respective Holders from time to time of the Bonds, as follows:

                                GRANTING CLAUSES

         To secure the payment of the principal of and interest on the Bonds and the performance of the covenants contained therein and in this Indenture, and in consideration of the premises and of the purchase of the Bonds, the Issuer does hereby grant, bargain, sell, release, convey, assign, pledge, transfer, mortgage and confirm unto the Trustee, and grant to the Trustee a security interest in, all and singular of the following; provided, however, that the failure of the Issuer to deliver to the Trustee (or, if the Trustee has appointed a Custodian pursuant to Section 6.08, the Custodian) any of the documents listed in clauses
(a) through (d) of the first paragraph of Clause Second below, or any defect in any such document so delivered, shall not impair or in any way affect the Lien of this Indenture, or limit the security interest granted in this Indenture by the Issuer to the Trustee, or render such security interest unperfected if such security interest is perfected under applicable law:

                                  CLAUSE FIRST

         All Government Securities and Cash (including without limitation the Cash further described in Clause Fourth of these Granting Clauses), each as defined in Section 1.01, as shall be now or hereafter assigned and delivered to the Trustee pursuant to the terms of this Indenture, including the provisions of the definition of the term "delivery" in Section 1.01 (such Government Securities and Cash, together with all the property referred to in the last paragraph of this Clause First and in Clauses Second, Third, Fourth, Fifth and Sixth of these Granting Clauses, are herein collectively referred to as the "Pledged Property").

         All Government Securities made subject to the Lien of this Indenture shall be accompanied by an Officers' Certificate stating that such Government Securities are "Government Securities" within the meaning of this Indenture.

         In addition, any other payments with respect to, or proceeds of, such Government Securities, to the extent provided in this Indenture.

                                  CLAUSE SECOND

         All Mortgage Loans (and related Mortgage Notes and Mortgages), including those included in the Initial Collateral, each as defined in Section 1.01, as shall be now or hereafter actually assigned and delivered to the Trustee (or the Custodian) pursuant to the terms of this Indenture. All Mortgage Notes relating to the Mortgage Loans made subject to the Lien of this Indenture shall be delivered in accordance with the definition of "delivery" in Section
1.01 and shall be accompanied by (a) (i) an assignment of the related Mortgage, in blank in recordable form, showing a complete line of title from the originator to the Trustee, except that in lieu of delivering an assignment of each related Mortgage, the Issuer may instead deliver a blanket assignment by county in recordable form and (ii) the documentation whereby the indebtedness evidenced by the related Mortgage Notes has been assumed by any Person other than the maker thereof; (b) with respect to each Mortgage Loan for which the related Mortgaged Property is located in the State of [ ], the original recorded Mortgage (or a copy thereof certified by the applicable recording office in those jurisdictions where the original is retained by the filing office) securing such Mortgage Loan; (c) in the case of FHA Insured or VA Guaranteed Mortgage Loans, evidence that such Mortgage Loans are FHA Insured or VA Guaranteed; and (d) an Officers' Certificate or other evidence stating that such Mortgage Loans are Eligible Fixed-Rate Mortgage Loans or Eligible Adjustable-Rate Mortgage Loans, as applicable, and, in the aggregate, are Eligible Mortgage Loans. In addition, the benefits and proceeds of all related title, casualty and flood insurance policies, the benefits and proceeds of any related Private Mortgage Insurance, any related FHA insurance or VA guarantees, and any other payments with respect to, or proceeds of, such Mortgage Loans, to the extent provided in this Indenture.

         In addition, any other payments with respect to, or proceeds of, such Mortgage Loans, to the extent provided in this Indenture.

                                  CLAUSE THIRD

         All such Deposit Securities, as defined in Section 1.01, as shall be now or hereafter assigned and delivered to the Trustee pursuant to Section 10.03 and the provisions of the definition of the term "delivery" in Section 1.01.

         In addition, any payments with respect to, or proceeds of, such Deposit Securities, to the extent provided in this Indenture.

                                  CLAUSE FOURTH

         (a) All Cash held in the Collection Account from time to time representing scheduled interest and principal payments, principal prepayments and various other amounts with respect to the Eligible Mortgage Loans, (b) all Cash held in the Reserve Fund and (c) all Cash held in the Distribution Account.

         In addition, any proceeds of such Cash, to the extent provided in this Indenture.

                                  CLAUSE FIFTH

         All of Issuer's right, title and interest in, to and under the Servicing Agreement.

                                  CLAUSE SIXTH

         Together with all other property at any time made subject to the Lien of this Indenture pursuant to the provisions hereof; and the Trustee is hereby authorized to receive the same as security hereunder.

         TO HAVE AND TO HOLD the Pledged Property, unto the Trustee and its successors and assigns;

         BUT IN TRUST, NEVERTHELESS, for the equal and proportionate benefit and security of the Holders of the Bonds;

         AND IT IS HEREBY COVENANTED, DECLARED AND AGREED, by and between the parties hereto, that all property referred to in the above Granting Clauses is to be held and applied subject to the further covenants, conditions, uses and trusts hereinafter set forth; and the Issuer, for itself and its successors, hereby covenants and agrees to and with the Trustee and its successors in such trust, for the benefit of the Holders of the Bonds as follows:

                                    ARTICLE I

         DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         Section 1.01.00 Definitions

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires, (a) the terms defined in this Article One have the meanings assigned to them in this Article One and include both the plural and the singular, (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, (c) all references in this instrument to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this instrument, and (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision"

         "ACCOUNTANT" means a Person qualified to pass upon accounting questions, whether or not (unless herein required to be Independent) such Person shall be an officer or employee of the Issuer or of an Affiliate of the Issuer.

         "ACCOUNTANTS' LETTER" means a letter executed by the Independent Accountants of the Issuer substantially in the form set forth in Exhibit I and completed in the manner required by the applicable provisions of this Indenture.

         "ACT" when used with respect to any Holder of a Bond has the meaning set forth in Section 1.04.

         "ADJUSTABLE-RATE MORTGAGE LOAN" means a Mortgage Loan for which the related Mortgage Note provides for the periodic adjustment of the rate of interest thereon.

         "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "APPROVED LUXEMBOURG NEWSPAPER" means with respect to any notice or other information required hereunder to be published in Luxembourg, the Luxemburger Wort or another daily publication of comparable circulation in Luxembourg that meets the requirements of the Luxembourg Stock Exchange for the publication of such notice or other information.

         "APPROVED SERVICER" means an approved GNMA, FNMA or FHLMC seller-servicer of Mortgage Loans which meets similar servicing standards to the standards met by the Issuer or Bank of America, N.A.

         "AUTHENTICATING AGENT" means the agent of the Trustee which at the time shall have been appointed and acting pursuant to Section 6.13 and may be the Trustee or an Affiliate of the Trustee.

         "AVAILABLE AMOUNT" means, with respect to a Servicer Remittance Date, all amounts on deposit in the Collection Account that were received during the preceding Collection Period (net of charges against or withdrawals from the Collection Account pursuant to Section 2.11(i) through (iv) and (viii) of the Servicing Agreement).

         "BANC OF AMERICA SECURITIES" means Banc of America Securities LLC, an affiliate of the Issuer.

         "BANK OF AMERICA, N.A." means Bank of America, N.A., the indirect parent corporation of the Issuer, or any successor thereto.

         "BASIC MAINTENANCE AMOUNT" of the Bonds means, subject to Section 4.12, as of any date of valuation, the sum of (a) the aggregate principal amount of the Bonds Outstanding on such date of valuation, plus (b) 90 days' accrued interest at a rate of [ ]% per annum on the then Outstanding Bonds.

         "BENEFICIAL OWNER" means, with respect to any Bond until a Definitive Certificate is issued therefor pursuant to Section 2.05, the Person who is the beneficial owner of such Bond, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency), as the case may be.

         "BOND REGISTER" and "BOND REGISTRAR" have the respective meanings specified in Section 2.08.

         "BONDS" has the meaning specified in the first recital of this Indenture.

         "BUSINESS DAY" means any day other than (i) a Saturday, (ii) a Sunday or (iii) a day that is either a legal holiday or a day on which banking institutions are authorized or obligated by law or regulation to close in the States in which the Servicer or Corporate Trust Office of the Trustee is located (or, for purposes of remittances by the Servicer, any state in which functions relating to the Collection Account are performed).

         "CASH" means such coin or currency of the United States of America as at the time shall be legal tender for payment of public and private debts.

         "CLASS" when used with respect to any Bond, means the classification for such Bond as set forth in Section 2.01 hereof.

         "CLEARING AGENCY" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

         "CLEARING AGENCY PARTICIPANT" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "CLOSING DATE" has the meaning specified in Section 4.05.

         "COLLATERAL" means Pledged Property.

         "COLLATERAL REPORT" means a report valuing the Collateral, substantially in the form of Exhibit B hereto.

         "COLLECTION ACCOUNT" means the account established and designated as such pursuant to Section 2.10 of the Servicing Agreement.

         "COLLECTION PERIOD" means, with respect to a Servicer Remittance Date, the calendar month preceding the month in which such Servicer Remittance Date occurs.

         "COMMISSION" means the Securities and Exchange Commission.

         "CONDOMINIUM LOAN" means a Mortgage Loan secured by a condominium unit located in a building having no more than four stories.

         "CONFORMING 3/1 ELIGIBLE ADJUSTABLE-RATE MORTGAGE LOANS" means Eligible Adjustable-Rate Mortgage Loans having an original term to maturity of not more than 30 years, a fixed rate of interest for an initial period of approximately three years and an original principal amount less than or equal to the maximum amount of a mortgage loan permitted to be purchased by FNMA and FHLMC, currently $240,000.

         "CONFORMING 5/1 ELIGIBLE ADJUSTABLE-RATE MORTGAGE LOANS" means Eligible Adjustable-Rate Mortgage Loans having an original terms to maturity of not more than 30 years, a fixed rate of interest for an initial period of approximately five years and an original principal amount less than or equal to the maximum amount of a mortgage loan permitted to be purchased by FNMA and FHLMC, currently $240,000.


         "CONVENTIONAL MORTGAGE LOAN" means a Mortgage Loan which is neither FHA Insured nor VA Guaranteed, nor otherwise guaranteed or insured by the United States of America or any State or any agency or instrumentality of either of them.

         "CORPORATE TRUST OFFICE OF THE TRUSTEE" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the original execution of this Indenture is located at [ ].

         "CORPORATION" means any corporation, association, joint stock company, financial institution, company, business trust or similar organization.

         "CURE DATE" means, with respect to any Regular Valuation Date on which the Basic Maintenance Amount was not met, the date which is 10 calendar days after receipt by the Issuer of the Collateral Report prepared by the Trustee following such Regular Valuation Date.

         "CURE VALUATION DATE" has the meaning specified in Section 4.07.

         "CUSTODIAN" means, at any time, the Person then duly appointed and acting as custodian pursuant to Section 6.08.

         "DEFAULTED INTEREST" has the meaning specified in Section 2.10.

         "DEFINITIVE CERTIFICATE" has the meaning specified in Section 2.04.

         "DELINQUENT MORTGAGE LOAN" means an Eligible Mortgage Loan on which any scheduled payment of principal or interest is 30 days or more contractually delinquent.

         "DELIVERY" when used with respect to Collateral, means:

                  (a) with respect to Mortgage Loans, subject to the provisions of the last paragraph of Section 4.01(a), physical delivery of the related Mortgage Notes to the Trustee (or, if the Trustee has appointed a Custodian pursuant to Section 6.08, the Custodian), together with the documents referred to in Granting Clause Second, and that such Mortgage Notes have been endorsed in blank, without recourse, to the Trustee and accompanied by proper instruments of assignment in recordable form of the related Mortgages (which may be blanket assignments by county in recordable form) and, with respect to each Mortgage Loan for which the
         related Mortgaged Property is located in the State of [        ], the
         original recorded Mortgage (or a copy thereof certified by the applicable recording office in those jurisdictions where the original is retained by the filing office), all without recourse, to the Trustee, duly executed by the Issuer or any holder of such Mortgage Notes or Mortgages;

                  (b) with respect to Government Securities that are not book-entry securities and that are susceptible of physical delivery, physical delivery thereof to the Trustee, together with the documents referred to in Granting Clause First, and that such Government Securities have been endorsed to the Trustee without recourse or are accompanied by appropriate bond powers or assignments made out to the Trustee, and duly executed by the Issuer or any holder thereof, with instructions to the Trustee to cause the instrument to be registered in the name of the Trustee, in order that all payments in respect of such instruments be made to the Trustee;

                  (c) with respect to Government Securities that are book-entry securities, proper notification or instructions for the pledge of such instruments in the name of the Trustee, or in the name of another appropriate custodial bank, other than the Issuer or any Affiliate of the Issuer, for the account of the Trustee, in accordance with applicable law, including applicable federal regulations and the UCC, in order that all payments in respect of such instruments be made to the Trustee, together with delivery to the Trustee of the documents referred to in Granting Clause First; and

                  (d) with respect to Cash, physical delivery thereof to the Trustee, together with delivery to the Trustee of the documents referred to in Granting Clause First;

and with respect to all such instruments, accompanied by evidence that appropriate financing statements have been filed in each jurisdiction where financing statements are required to be filed.

         Any pledge, assignment, or transfer to, or registration in the name of, the Trustee, of any Collateral shall be made (and shall be stated to be made) to the Trustee in its capacity as such pursuant to this Indenture for the benefit of the Holders of the Bonds.

         The terms "delivered" and "deliver" have meanings correlative to the foregoing definition of "delivery."

         "DEPOSIT SECURITY" means (a) Cash and (b) Government Securities (other than GNMA, FNMA or FHLMC Certificates), provided that such instruments must have a remaining term to maturity of 30 days or less on the date they are delivered to the Trustee and must actually mature on or before the date in respect of which they were delivered to the Trustee.

         "DETERMINATION DATE" means a date not more than three Business Days prior to the relevant date of valuation.

         "DISCOUNTED VALUE" as of any date means:

                  (a) with respect to the Eligible Collateral as a whole (i) if such date is a date on which Eligible Collateral is being added to the Pledged Property, the lower of (A) the sum of the Market Values of each of the classes of Eligible Collateral included in the Pledged Property, including any Eligible Collateral being added to the Lien of this Indenture and excluding any Eligible Collateral being withdrawn from the Lien of this Indenture, as of such date, multiplied by the applicable Discount Factors appearing in Schedule A of the definition of "Discount Factors" and (B) the sum of the Market Values of each of the classes of Eligible Collateral included in the Pledged Property, including any Eligible Collateral being added to the Lien of this Indenture and excluding any Eligible Collateral being withdrawn from the Lien of this Indenture, as of such date, multiplied by the applicable Discount Factors appearing in Schedule B of the definition of "Discount Factors," and (ii) if such date is a date on which Eligible Collateral is not being added to the Pledged Property, the lower of (A) the sum of the Market Values of each of the classes of Eligible Collateral included in the Pledged Property, excluding any Eligible Collateral being withdrawn from the Lien of this Indenture, as of such date, multiplied by the applicable Discount Factors appearing in Schedule A of the definition of "Discount Factors," and (B) the sum of the Market Values of each of the classes of Eligible Collateral included in the Pledged Property, excluding any Eligible Collateral being withdrawn from the Lien of this Indenture, as of such date, multiplied by the applicable Discount Factors appearing in Schedule B of the definition of "Discount Factors"; and

                  (b) with respect to any portion of the Eligible Collateral, the Market Value or Values of the class or classes of Eligible Collateral included in such portion of Eligible Collateral, as set forth in the Latest Collateral Report (which term shall include, for purposes of this definition only, any Collateral Report being prepared on such date which values such class or classes of Eligible Collateral), multiplied by the applicable Discount Factor for each such class of Eligible Collateral set forth in whichever of Schedules A and B to the definition of "Discount Factors" was used in the Latest Collateral Report to determine the Discounted Value of the Eligible Collateral as a whole, pursuant to subsection (a) of this definition.

         "DISCOUNT FACTORS" means, subject to Section 4.12, for each type of Eligible Collateral described below, the factor set forth in Schedules A and B opposite such type of Eligible Collateral below:

                                                                                 Schedule A       Schedule B
   Cash ........................................................................
   Direct obligations of the United States government
       Maturity of 180 days or less.............................................
       Maturity more than 180 days but less than one year.......................
       Maturity of one year.....................................................
       Maturity more than one year but less than or equal to two years..........
       Maturity more than two years but less than or equal to three years.......
       Maturity more than three years but less than or equal to four years
       Maturity more than four years but less than or equal to five years.......
       Maturity more than five years but less than or equal to six years........
       Maturity more than six years but less than or equal to seven years.......
       Maturity more than seven years but less than or equal to ten years.......
       Maturity more than ten years but less than or equal to fifteen years
       Maturity more than fifteen years but less than or equal to twenty years..................................................................
       Maturity more than twenty years but less than or equal to thirty years..................................................................
   Eligible Fixed-Rate Mortgage Loans
       Jumbo 15-Year Eligible Fixed-Rate Mortgage Loans.........................
       Jumbo 30-Year Eligible Fixed-Rate Mortgage Loans.........................
   Eligible Adjustable-Rate Mortgage Loans
       Conforming 3/1 Eligible Adjustable-Rate Mortgage Loans...................
       Conforming 5/1 Eligible Adjustable-Rate Mortgage Loans...................
       Jumbo 1/1 Eligible Adjustable-Rate Mortgage Loans........................
       Jumbo 3/1 Eligible Adjustable-Rate Mortgage Loans........................
       Jumbo 5/1 Eligible Adjustable-Rate Mortgage Loans........................
       Jumbo 7/1 Eligible Adjustable-Rate Mortgage Loans........................
       Jumbo 10/1 Eligible Adjustable-Rate Mortgage Loans.......................
   GNMA Certificates............................................................
   FHLMC Certificates or FNMA Certificates......................................

         If additional types of Eligible Fixed-Rate Mortgage Loans or Eligible Adjustable-Rate Mortgage Loans are pledged under this Indenture, the Discount Factors to be added to Schedule A or Schedule B shall be those provided to the Trustee in writing by [Rating Agency] and [Rating Agency].

         "DISTRIBUTION ACCOUNT" means the account established and designated as such pursuant to Section 3.01.

         "ELIGIBLE ACCOUNT" means (a) one or more accounts that are maintained with a depository institution, which may be the Trustee in all cases and which may be an Affiliate of the Issuer in the case of the Collection Account only,
(i) whose long-term debt obligations (or, in the case of a depository institution which is part of a holding company structure, the long-term debt obligations of which holding company) at the time of deposit therein are rated at least A (or the equivalent) by each of the Rating Agencies and (ii) the deposits in which are fully insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund (to the limit established by the FDIC) and the uninsured deposits in which are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee, the Trustee, on behalf of the Bondholders has a claim with respect to the funds in such accounts or a perfected first security interest against any collateral securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such accounts are maintained, (b) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company (including the Trustee) acting in its fiduciary capacity or (c) such other account reviewed by the Rating Agencies, each of which shall have furnished with respect to such account a written statement that such account will not adversely affect the rating given by such Rating Agency to the Bonds.

         "ELIGIBLE ADJUSTABLE-RATE MORTGAGE LOANS" means, subject to Section 4.12, Adjustable-Rate Mortgage Loans evidencing whole loans, serviced by an Affiliate of the Issuer, or by an Approved Servicer, which are Conventional Mortgage Loans, are fully amortizing, and have an original term to maturity of not more than 30 years and which, as of the date such Mortgage Loans are pledged:

                  (i) bear a rate of interest, adjustable periodically, but no more frequently than annually, of a specified gross margin of between 1% and 5% above a Permitted Index;

                  (ii) have a remaining term to maturity of at least one year;

                  (iii) have an unpaid principal balance of at least $1,000 and not more than $1,000,000;

                  (iv) have a Loan-to-Value Ratio not greater than 95%, except that any Over 80% Loan must be insured by Private Mortgage Insurance from an insurer which has been rated in one of the two highest rating categories by at least one Rating Agency as to that portion of the principal amount thereof exceeding the amounts specified under FNMA and FHLMC guidelines (unless, by the terms of the applicable Private Mortgage Insurance policy and Mortgage Loan, such policy has been discharged due to principal amortization);

                  (v)      are secured by Eligible Mortgages;

                  (vi)     are accompanied by appropriate Mortgage
         Documentation;

                  (vii) are not Mortgage Loans as to which there is currently a Late Payment;

                  (viii) may be convertible into Fixed-Rate Mortgage Loans; provided, however, that any Adjustable-Rate Mortgage Loans which are so converted may not be included in the Eligible Collateral unless they are recharacterized as Eligible Fixed-Rate Mortgage Loans pursuant to
         Section 4.01(d);

                  (ix)     are not secured by a Mortgage on a mobile home; and

                  (x) comply with the aggregate limitations contained in the definition of "Eligible Mortgage Loan" in this Indenture.

         "ELIGIBLE COLLATERAL" means, as of any date, Eligible Mortgage Loans, Government Securities or Cash included in Pledged Property or any New Eligible Collateral at the time permitted to be included in Pledged Property pursuant to
Section 4.12, or any combination of the foregoing; provided that no Eligible Fixed-Rate Mortgage Loans or Eligible Adjustable-Rate Mortgage Loans may be included in the Eligible Collateral unless at least 100 Eligible Mortgage Loans are so included.

         "ELIGIBLE CONVENTIONAL FIXED-RATE MORTGAGE LOANS" means Eligible Fixed-Rate Mortgage Loans that are Conventional Mortgage Loans.

         "ELIGIBLE FIXED-RATE MORTGAGE LOANS" means, subject to Section 4.12, Fixed-Rate Mortgage Loans evidencing whole loans, serviced by an Affiliate of the Issuer, or by an Approved Servicer, including Conventional Mortgage Loans and FHA Insured and VA Guaranteed Mortgage Loans, which are fully amortizing, provide for monthly payments of principal and interest in substantially equal installments for the contractual term of the Mortgage Loans, have an original term to maturity of not more than 30 years and which, as of the date such Mortgage Loans are pledged:

                  (i) have a remaining term to maturity of at least one year;

                  (ii) have an unpaid principal balance of at least $1,000 but not more than $1,000,000;

                  (iii) have a Loan-to-Value Ratio not greater than 95%, [except that any Over 80% Loan must be insured by Private Mortgage Insurance from an insurer rated in one of the two highest rating categories by at least one Rating Agency as to that portion of the principal amount thereof exceeding the amounts specified under FNMA and FHLMC guidelines (unless, by the terms of the applicable Private Mortgage Insurance Policy and Mortgage Loan, such policy has been discharged due to principal amortization)];

                  (iv)     are secured by Eligible Mortgages;

                  (v)      are accompanied by appropriate Mortgage
                           Documentation;

                  (vi) are not Mortgage Loans as to which there is currently a Late Payment;

                  (vii) as to FHA Insured or VA Guaranteed Mortgage Loans, are secured by a Mortgage on a one- to four-family dwelling;

                  (viii)   are not secured by a Mortgage on a mobile home; and

                  (ix) comply with the aggregate limitations contained in the definition of "Eligible Mortgage Loan" in this Indenture.

         "ELIGIBLE INVESTMENTS" means any one or more of the following obligations or securities, regardless of whether issued by the Trustee, the Custodian or any of their respective Affiliates and having at the time of purchase, or at such other time as may be specified, the required ratings, if any, provided for in this definition:

                  (i) direct obligations of, or guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States of America;

                  (ii) direct senior obligations of, or guaranteed as to timely payment of principal and interest by, FHLMC, FNMA or the Federal Farm Credit System, FHLMC Certificates and FNMA Certificates, provided that any such obligation or Certificate shall not include a "stripped" security; or

                  (iii) general obligations of or obligations guaranteed by any state of the United States of America or the District of Columbia receiving the highest long-term debt rating available for such securities by each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Bonds by such Rating Agency; or

                  (iv)     investments in money market funds/funds rated Aaam;

provided, however, that if such obligation or security is, at the time of such investment, not rated by [Rating Agency], such obligation or security need only be rated by [Rating Agency].

         "ELIGIBLE MORTGAGE LOANS" means Eligible Adjustable-Rate Mortgage Loans and Eligible Fixed-Rate Mortgage Loans that conform to the following additional limitations:

                  (i) not more than 25% of the aggregate unpaid principal balance of all Eligible Mortgage Loans included in the Eligible Collateral may be Over 80% Loans and not more than 10% of the aggregate unpaid principal balance of all Eligible Mortgage Loans included in the Eligible Collateral may be composed of Eligible Mortgage Loans with original Loan-to-Value Ratios in excess of 90%;

                  (ii) not more than 15% of the aggregate unpaid principal balance of all Eligible Mortgage Loans included in the Eligible Collateral may be High Balance Loans;

                  (iii) not more than 10% of the aggregate unpaid principal balance of all Eligible Mortgage Loans included in the Eligible Collateral may be Condominium Loans; provided, however, that no investigation of compliance with clauses (i) through (iii) above shall be required except (i) on the Closing Date with respect to the Initial Collateral and (ii) at the time a Mortgage Loan is added to or withdrawn from the Pledged Property

         (provided, that with respect to Mortgage Loans substituted into the Pledged Property pursuant to the first sentence of Section 4.08(a) or added to the Pledged Property pursuant to Section 4.09, such investigation shall not be made at the time of such addition or substitution, but instead such Mortgage Loans shall be included in the next Collateral Report valuing the Eligible Collateral).

         "ELIGIBLE MORTGAGES" means, subject to Section 4.12, Mortgages which secure Eligible Mortgage Loans, and which: (a) create a valid first lien (except for tax liens for taxes which are not delinquent at the time the Mortgage becomes part of the Pledged Property, other matters to which like properties are commonly subject which neither individually nor in the aggregate materially interfere with the benefits of the security intended to be provided by such Mortgages, and standard exceptions and exclusions in title insurance policies) on Residential Real Estate; (b) are duly recorded in the office of the proper recording officer in the State in which the real property described in such Mortgages is located to reflect of record that the Issuer (or one of its Affiliates) is the mortgagee or the beneficiary of the deed of trust; and (c) are covered by (i) title insurance policies insuring (A) that the title to the premises described in each such Mortgage is vested in the mortgagor or grantor therein named, (B) against unmarketability of such title, and (C) that such Mortgage is a first lien on said premises (except for the lien of general and special taxes and assessments on the property in question which were not delinquent at the date of the title insurance policy, other matters to which like properties are commonly subject which neither individually nor in the aggregate materially interfere with the benefits of the security intended to be provided by such Mortgage, and the standard exceptions and exclusions in such policies), and the amount payable to the mortgagee or the assignee of the mortgagee under each such policy is at least as great as the outstanding principal amount payable under the Mortgage Loan secured by such Mortgage, or
(ii) an Opinion of Counsel stating that such Mortgage constitutes a first lien on the premises described in such Mortgage, which Opinion of Counsel may be subject to the exceptions set forth in clause (i)(C) above.

         "EVENT OF DEFAULT" has the meaning set forth in Section 5.01.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "FDIC" means Federal Deposit Insurance Corporation, and includes any successor thereto.

         "FHA" means the Federal Housing Administration of HUD. The term "FHA" shall also include such department or agency of the United States government as shall succeed to the FHA in insuring notes secured by mortgages and deeds of trust on residential real estate.

         "FHA INSURED" means, with respect to a Mortgage Loan, the Mortgage Loan has been insured by the FHA or a written commitment to insure the Mortgage Loan has been given by the FHA.

         "FHLMC" means Freddie Mac (f/k/a the Federal Home Loan Mortgage Corporation), and includes any successor thereto.

         "FHLMC CERTIFICATES" means single-class certificates issued by FHLMC which represent undivided interests in specified pools of fully amortizing Mortgage Loans, or participation interests in Mortgage Loans purchased by FHLMC, substantially all of which Mortgage Loans are secured by first liens on Residential Real Estate and which are guaranteed by FHLMC as to the timely payment of scheduled interest (at the applicable pass-through rate) and the ultimate collection by a holder of such certificates of all principal on the underlying mortgage loans, to the extent of such holder's pro rata share thereof, and in the case of certain FHLMC Certificates, the timely payment of scheduled principal.

         "FIXED-RATE MORTGAGE LOAN" means a Mortgage Loan for which the related Mortgage Note provides for a fixed rate of interest.

         "FNMA" means Fannie Mae (f/k/a the Federal National Mortgage Association), a government-sponsored private corporation established and existing as such pursuant to Title VIII of the Housing and Urban Development Act of 1968, and includes any successor thereto.

         "FNMA CERTIFICATES" means single-class mortgage pass-through certificates issued by FNMA which represent fractional undivided interests in specified pools of fully amortizing (i.e., not balloon payment) Mortgage Loans secured by first liens on Residential Real Estate, and which are guaranteed by FNMA as to the timely payment of scheduled interest (at the applicable pass-through rate) and principal.

         "GNMA" means the Government National Mortgage Association administered by HUD, and includes any successor thereto.

         "GNMA CERTIFICATES" means single-class certificates representing fractional undivided interests in specified pools of fully amortizing (i.e., not balloon payment) Mortgage Loans secured by first liens on Residential Real Estate, such certificates being fully guaranteed as to principal and interest by GNMA and, as such, backed by the full faith and credit of the United States of America.

         "GOVERNMENT SECURITIES" means (a) direct obligations of the United States of America, provided that such direct obligations are entitled to the full faith and credit of the United States of America, (b) GNMA Certificates,
(c) FHLMC Certificates, and (d) FNMA Certificates; provided, however, that no Government Security may, by its terms, be a non-interest bearing security unless it matures in less than one year.

         "HIGH BALANCE LOAN" means a Mortgage Loan with an outstanding principal balance in excess of $600,000.00.

         "HOLDER" or "BONDHOLDER," when used with respect to any Bond, means the Person in whose name the Bond is registered in the Bond Register.

         "HUD" means the United States Department of Housing and Urban Development or such department or agency of the United States government as shall succeed to the United States

Department of Housing and Urban Development in the administration of GNMA or the regulation of FNMA or FHLMC.

         "INDENTURE" means this instrument as originally executed, as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered pursuant to the applicable terms hereof.

         "INDEPENDENT" when used with respect to any specified person other than an Accountant, means such a Person who (i) is in fact independent, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer or in any Affiliate of the Issuer, and (iii) is not connected with the Issuer or any Affiliate of the Issuer as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions. "Independent" when used with respect to any Accountant means such an Accountant, who may also be the accountant who audits the books of the Issuer, who is independent with respect to the Issuer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be acceptable to the Trustee and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

         "INITIAL COLLATERAL" means the Eligible Collateral initially made subject to the Lien of this Indenture.

         "INTEREST PAYMENT DATE" means the [ ] day of each [ ], [ ], [ ] and [ ] (or, if any such day is not a Business Day, the next succeeding Business Day) while the Bonds are Outstanding, commencing [ ].

         "INTEREST PERIOD" means, with respect to any Interest Payment Date, the period from and including the preceding Interest Payment Date (or, in the case of the initial Interest Payment Date, from and including the Closing Date) and ending on and including the day prior to such Interest Payment Date.

         "ISSUE DATE" means the date of original issue of the Bonds.

         "ISSUER" means the Person named as the "Issuer" in the first paragraph of this Indenture, until a successor entity shall have become such pursuant to the applicable provisions of this Indenture, and thereafter the "Issuer" shall mean such successor entity.

         "JUMBO LOAN" means a Conventional Mortgage Loan secured by a Mortgage on a one- to four-family dwelling which has an original principal balance in excess of the then applicable maximum amount established by FHLMC and FNMA for mortgage loan purchases.

         "JUMBO 1/1 ELIGIBLE ADJUSTABLE-RATE MORTGAGE LOANS" means Eligible Adjustable-Rate Mortgage Loans having an original term to maturity of not more than 30 years, a fixed rate of interest for an initial period of approximately one year and an original principal amount of more than the maximum amount of a mortgage loan permitted to be purchased by FNMA and FHLMC, currently $240,000.

         "JUMBO 3/1 ELIGIBLE ADJUSTABLE-RATE MORTGAGE LOANS" means Eligible Adjustable-Rate Mortgage Loans having an original term to maturity of not more than 30 years, a fixed rate of interest for an initial period of approximately three years and an original principal amount of more than the maximum amount of a mortgage loan permitted to be purchased by FNMA and FHLMC, currently $240,000.

         "JUMBO 5/1 ELIGIBLE ADJUSTABLE-RATE MORTGAGE LOANS" means Eligible Adjustable-Rate Mortgage Loans having an original term to maturity of not more than 30 years, a fixed rate of interest for an initial period of approximately five years and an original principal amount of more than the maximum amount of a mortgage loan permitted to be purchased by FNMA and FHLMC, currently $240,000.

         "JUMBO 7/1 ELIGIBLE ADJUSTABLE-RATE MORTGAGE LOANS" means Eligible Adjustable-Rate Mortgage Loans having an original term to maturity of not more than 30 years, a fixed rate of interest for an initial period of approximately seven years and an original principal amount of more than the maximum amount of a mortgage loan permitted to be purchased by FNMA and FHLMC, currently $240,000.

         "JUMBO 10/1 ELIGIBLE ADJUSTABLE-RATE MORTGAGE LOANS" means Eligible Adjustable-Rate Mortgage Loans having an original term to maturity of not more than 30 years, a fixed rate of interest for an initial period of approximately ten years and an original principal amount of more than the maximum amount of a mortgage loan permitted to be purchased by FNMA and FHLMC, currently $240,000.

          "JUMBO 15-YEAR ELIGIBLE FIXED-RATE MORTGAGE LOANS" means Eligible Fixed-Rate Mortgage Loans having an original term of 15 years and an original principal amount of more than the maximum amount of a mortgage loan permitted to be purchased by FNMA and FHLMC, currently $240,000.

         "JUMBO 30-YEAR ELIGIBLE FIXED-RATE MORTGAGE LOANS" means Eligible Fixed-Rate Mortgage Loans having an original term of 30 years and an original principal amount of more than the maximum amount of a mortgage loan permitted to be purchased by FNMA and FHLMC, currently $240,000.

         "LATE PAYMENT" means any scheduled payment of principal or interest on a Mortgage Loan which is 30 days or more contractually delinquent, which payment for purposes of this Indenture is deemed to be one installment delinquent if such scheduled payment is not 60 days or more contractually delinquent.

         "LATEST COLLATERAL REPORT" means, as of any date, the then most recent Collateral Report prepared by the Trustee and delivered to the Issuer pursuant to Section 4.05(a), Section 4.06, Section 4.07(b), Section 4.07(d), Section 4.08(a) or Section 4.10(a).

         ["LIBOR" means, for any Interest Payment Date and Interest Period, the London interbank offered rate for [one, three, six, twelve]-month United States dollar deposits determined by the Trustee in accordance with Section 3.04.]

         ["LIBOR BUSINESS DAY" means a day that is not a Saturday, a Sunday or other day on which banking institutions in London, New York City or the state in which the Corporate Trust Office of the Trustee is located are authorized or required by law, regulation or executive order to be closed.]

         ["LIBOR DETERMINATION DATE" with respect to any Interest Period subsequent to the initial Interest Period, means the second LIBOR Business Day immediately preceding the first day of such Interest Period.]

         "LIEN OF THIS INDENTURE" or "LIEN HEREOF" means the security interest granted by these presents, or by any concurrent or subsequent conveyance to the Trustee (whether made by the Issuer or any other Person), or otherwise granted or created.

         "LIQUIDITY DATE" when used with respect to any Class of Bonds means the date that is 15 days prior to the Stated Maturity for such Class.

         "LISTING AGENT" means [Kredietbank S.A. Luxembourgeoise], and includes any successor thereto.

         "LOAN-TO-VALUE RATIO" with respect to any Eligible Mortgage Loan, means the fraction, expressed as a percentage the numerator of which is the original principal balance of such Eligible Mortgage Loan, and the denominator of which is the lesser of (a) the appraised value of the related Mortgaged Property at the time of origination of such Eligible Mortgage Loan or (b) the sales price of the related Mortgaged Property; provided, however, that in the case of an Eligible Mortgage Loan resulting from a refinancing, the denominator shall be the appraised value of the related Mortgaged Property at the time of such refinancing.

         "MANAGING MEMBER" means either the managing member of the Issuer or any duly authorized person appointed by such managing member to act on behalf of the managing member.

         "MANAGING MEMBER RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Issuer to have been duly adopted by the Managing Member and to be in full force and effect on the date of such certification, and delivered to the Trustee, as required under this Indenture.

         "MARKET VALUE" for any Collateral Report valuing the Eligible Collateral, means the amount determined with respect to specific Eligible Collateral in the manner set forth below as of a Determination Date; provided, however, that the Market Value of any security or instrument may not exceed the unpaid principal amount of such security or instrument:

                  (a) as to Cash, the face value thereof;

                  (b) as to FHLMC Certificates, FNMA Certificates, GNMA Certificates and as to other Government Securities (other than those Government Securities having a remaining term to maturity of 90 days or less), the aggregate principal amount of the mortgage loans evidenced by each FHLMC, FNMA or GNMA Certificate (as shown by the most recent report related to each such certificate received by the Trustee prior to the applicable Determination Date) or the aggregate principal amount of such other Government Securities multiplied by the dollar value of the lower bid price per dollar of outstanding principal amount for the same kind of certificate or security, having as nearly as practicable the same interest rate and maturity, as quoted to the Trustee by two nationally recognized securities dealers selected by the Trustee and making a market in such certificates or Bonds as of an applicable Determination Date, with at least one such quotation in writing (which writing may be a printout of such quotation received by the Trustee from any such dealer via Dow Jones Telerate, Inc., Bloomberg Financial Markets or another nationally recognized on-line computer service in accordance with standard industry practice), or, if only one such bid price is available, such aggregate principal amount multiplied by such bid price, which shall be in writing, or if no such bid price is available, such aggregate principal amount multiplied by the bid price per dollar of outstanding principal amount that would result in the yield for the same type of certificate or security having as nearly as practicable the same interest rate and maturity, as published on an applicable Determination Date in The Wall Street Journal or The New York Times (if such yield is so published);

                  (c) as to Government Securities (other than FNMA, FHLMC or GNMA Certificates) having a remaining term to maturity of 90 days or less, the face amount thereof multiplied by the dollar value of the lower of the bid prices per dollar of outstanding principal amount obtained therefor by the Trustee as of the close of business on an applicable Determination Date from two nationally recognized securities dealers making a market therein, with at least one such quotation in writing (which writing may be a printout of such quotation received by the Trustee from any such dealer via Dow Jones Telerate, Inc., Bloomberg Financial Markets or another nationally recognized on-line computer service in accordance with standard industry practice); and

                  (d) as to Eligible Mortgage Loans (all Eligible Fixed-Rate Mortgage Loans to constitute one group for purposes of this definition and all Eligible Adjustable-Rate Mortgage Loans to constitute another group for purposes of this definition and, within each such group, such Eligible Mortgage Loans to be subgrouped based on the criteria set forth in the Servicing Agreement), the lower of the market quotations for such Eligible Mortgage Loans obtained from any two nationally recognized dealers in mortgage instruments selected by the Trustee (which dealers shall have been provided by the Trustee with the information necessary to make such quotations, including the weighted average interest rate and weighted average maturity of the Eligible Mortgage Loans of the groups established by the Trustee), determined as of the applicable Determination Date based upon unpaid principal balances shown in the most recent report prepared by or for the Trustee (which report shall contain information as of a date no more than 30 days prior to such Determination Date) or, if only one such quotation is available, then such quotation, which shall be in writing (which writing may be a printout of such quotation received by the Trustee from any such dealer via Dow Jones Telerate, Inc., Bloomberg Financial Markets or another nationally recognized on-line computer service in accordance with standard industry practice); provided, however, that, if no such market quotation is available, the Market Value of Eligible Mortgage Loans shall be determined by discounting, at the Market Value Rate, the remaining scheduled payments of principal of and interest on such Eligible Mortgage Loans shown in the most recent report prepared by or for the Issuer (which report shall contain information as of a date no more than 30 days prior to the applicable Determination Date) in the manner set forth in Annex A-1 to Schedule 1 to Exhibit B; provided, further, that the Market Value of any Eligible Mortgage Loan on which any scheduled payment of principal or interest is delinquent shall be deemed for the purposes of this Indenture to be (i) 15% lower than the Market Value determined above if the Late Payment is 30 days or more (but less than 60 days) contractually delinquent past the end of the month in which such payment was due, (ii) 50% lower than the Market Value determined above if the Late Payment is 60 days or more (but less than 90 days) contractually delinquent, (iii) 75% lower than the Market Value determined above if the Late Payment is 90 days or more (but less than 120 days) contractually delinquent, and (iv) zero if the Late Payment is 120 days or more contractually delinquent.

The methodology for determining the Market Value of any item of Eligible Collateral may be changed by the Issuer and the Trustee without the consent of any Holders of Bonds pursuant to an indenture supplemental hereto making appropriate provision for such change in methodology with the written confirmation of [Rating Agency] and [Rating Agency] to the effect that such change in methodology will not impair, or cause the Bonds to fail to retain, the ratings then assigned to the Bonds by [Rating Agency] and [Rating Agency], respectively.

         "MARKET VALUE RATE" means:

                  (a) (i)  as to Conventional Mortgage Loans (other than
         Jumbo Loans), a rate (rounded to the nearest one-hundredth of one percent) equivalent to the yields at which either FNMA or FHLMC, at the election of the Trustee, committed itself to purchase Conventional Mortgage Loans of such type for the shortest available delivery period determined as of the applicable Determination Date; and

                      (ii) as to FHA Insured or VA Guaranteed Mortgage
                  Loans, a rate (rounded to the nearest one-hundredth of one percent) equivalent to the yields at which FNMA committed itself to purchase FHA Insured and VA Guaranteed Mortgage Loans, as the case may be (or either if commitments for both were not made), for the shortest available delivery period determined as of the applicable Determination Date;

         in the cases of (i) or (ii) above, as such FHLMC or FNMA yields are reported by The Wall Street Journal, The New York Times or directly by FNMA or FHLMC, and in each case less any servicing fee then allowed sellers and included in gross yield quotations; or,

                  (b) in the event that such rates are not available as of the applicable Determination Date, or with respect to Conventional Mortgage Loans (including Jumbo Loans), in the event that, as of such date, FNMA or FHLMC have ceased to conduct auctions or post rates with respect to such Mortgage Loans and with respect to FHA Insured or VA Guaranteed Mortgage Loans, in the event that, as of such date, FNMA has ceased to post FHA-VA commitment rates, then a rate 0.50% greater than the yield as of the applicable Determination Date (as quoted directly by FNMA) for a FNMA Certificate with the same (or, if there are none with the same then the next higher) coupon interest rate as the weighted average coupon interest rate of the Eligible Mortgage Loans included in the Pledged Property.

         "MATERIAL DEFECT" has the meaning set forth in Section 4.01(a).

         "MAXIMUM INTEREST RATE" means [    ]% per annum.

         "MORTGAGE COLLATERAL" means Eligible Mortgage Loans.

         "MORTGAGE DOCUMENTATION" with respect to any Mortgage Loan, means (a) the promissory note or other evidence of indebtedness evidencing such Mortgage Loan endorsed in blank; (b) (i) an assignment, in blank and in recordable form, of all mortgages or deeds of trust securing such promissory note or other evidence of indebtedness and, where applicable, assignments thereof showing a complete line of title from the originator to the Trustee, except that in lieu of delivering an assignment for each such mortgage or deed of trust, the Issuer may instead deliver a blanket assignment by county in recordable form and (ii) the documentation whereby the Mortgage Loan has been assumed by any Person other than the maker thereof; (c) with respect to each Mortgage Loan for which the
related Mortgaged Property is located in the State of [          ] only, the
original recorded Mortgage (or a copy thereof certified by the applicable recording office in those jurisdictions where the original is retained by the filing office) securing such promissory note or other evidence of indebtedness; and (d) in the case of an FHA Insured or VA Guaranteed Mortgage Loan, evidence that such Mortgage Loan is FHA Insured or VA Guaranteed.

         "MORTGAGE LOANS" means the individual mortgage loans, together with the rights and obligations of the holder thereof, now and hereafter subject to this Indenture, including those mortgage loans which were at any given time, but thereafter ceased to be Eligible Mortgage Loans, whether by reason of default thereunder or otherwise.

         "MORTGAGE NOTES" means notes or other evidences of indebtedness of a Mortgagor under a Mortgage Loan.

         "MORTGAGED PROPERTY" means the property subject to a Mortgage, which may include (i) one- to four-family detached residences, (ii) townhouses, (iii) condominium units and (iv) units within planned unit developments.

         "MORTGAGES" means mortgages, deeds of trust, deeds to secure debt or similar security instruments encumbering real property and related documentation and also means those instruments and related documentation which were at any given time, but thereafter ceased to be, Eligible Mortgages.

         "NATIONSBANC MORTGAGE" means NationsBanc Mortgage Corporation, an Affiliate of the Issuer.

         "NEW ELIGIBLE COLLATERAL" has the meaning set forth in Section 4.12.

         "THE NEW YORK TIMES" means the newspaper of general circulation published under that name in the Borough of Manhattan, City of New York, State of New York.

         "NON-MORTGAGE COLLATERAL" means any Eligible Collateral other than Mortgage Collateral.

         "OFFICER'S CERTIFICATE" means a certificate signed by the Issuer's President, a Vice President, or the Principal Financial and Accounting Officer and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Issuer and delivered to the Trustee.

         "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for the Issuer, unless otherwise specified herein and who shall be acceptable to the Trustee, and shall be delivered to the Trustee.

         "ORDER" has the same meaning as "Request" herein.

         "OUTSTANDING" when used with respect to Bonds, as of the date of determination, means all Bonds theretofore authenticated and delivered under this Indenture, except:

                  (a) securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation or, pursuant to Section 2.12, delivered to another person which has delivered such Bonds to the Trustee for cancellation;

                  (b) securities for whose payment or redemption either Deposit Securities in the necessary amount have been delivered to the Trustee or any Paying Agent in trust for the Holders of such Bonds or arrangements acceptable to each Rating Agency have been made, in either case pursuant to Section 10.03; provided, however, that if such Bonds are to be redeemed on a Redemption Date, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                  (c) securities which have been paid pursuant to Section 2.09 or in exchange for or in lieu of which other Bonds have been authenticated and delivered pursuant to this

         Indenture, other than any such Bonds in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Bonds are held by a bona fide purchaser in whose hands such Bonds are valid obligations of the Issuer; provided, however, that in determining whether the Holders of the requisite principal amount of Bonds Outstanding are present at a meeting of Holders of Bonds for quorum purposes or have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) Bonds referred to in clause
         (b) above shall be deemed to be Outstanding, and (ii) Bonds owned by the Issuer or any Affiliate of the Issuer (other than Banc of America Securities) shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such determination as to the presence of a quorum or upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds which the Trustee knows to be so owned shall be so disregarded. Bonds so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Issuer or any Affiliate of the Issuer (other than Banc of America Securities). In addition to the foregoing, Bonds owned by the Issuer or an Affiliate of the Issuer (other than Banc of America Securities) shall be disregarded and deemed not to be Outstanding for purposes of determining the Basic Maintenance Amount, except that, in determining whether the Trustee shall be protected in relying upon any such determination of Basic Maintenance Amount, only Bonds which the Trustee knows to be so owned shall be disregarded.

         "OVER 80% LOAN" means a Mortgage Loan with a Loan-to-Value Ratio in excess of 80%.

         "PAYING AGENT" means any agency maintained pursuant to Section 10.02, whether original or successor.

         "PERMITTED INDEX" means each of the following:

                  (a) the average yields (as published by the Federal Reserve Board) for U.S. Treasury Securities adjusted to a constant maturity of one year;

                  (b) the "cost of funds" index published by the Eleventh District Federal Home Loan Bank;

                  (c) the London interbank offered rates for Eurodollar deposits of various maturities;

                  (d)      the prime lending rate of [Bank of America, N.A.];
         and

                  (e)      any other index acceptable to the Rating Agencies.

         "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, incorporated organization or government or any agency or political subdivision thereof.

         "PLEDGED PROPERTY" has the meaning set forth in the Granting Clauses.

         "PREDECESSOR BOND" of any particular Bond means every previous Bond evidencing all or a portion of the same indebtedness as that evidenced by such particular Bond; and, for the purposes of this definition, any Bond authenticated and delivered under Section 2.09 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Bond shall be deemed to evidence the same indebtedness as the mutilated, destroyed, lost or stolen security.

         ["PRIME RATE" means, for any Interest Payment Date and Interest Period, the prime lending rate of major banks published as the "Prime Rate" in the "Money Rates" section of The Wall Street Journal or, if not available from The Wall Street Journal, as determined by the Trustee in accordance with Section 3.04.]

         ["PRIME RATE DETERMINATION DATE" with respect to any Interest Period subsequent to the initial Interest Period, means the second Business Day immediately preceding the first day of the Interest Period.]

         "PRIOR VALUATION DATE" has the meaning set forth in Section 4.07.

         "PRIVATE MORTGAGE INSURANCE" means a policy of mortgage guaranty insurance issued by an insurer authorized to write such insurance in the State in which the property secured by the mortgage or deed of trust is located, securing the mortgage lender against default by the borrower under a note secured by the mortgage or deed of trust.

         "RATING AGENCY" means each of [Rating Agency] and [Rating Agency]. If such agencies or successors thereto are no longer in existence, "Rating Agency" will be such nationally recognized statistical rating agency or other comparable Person designated by the Issuer, notice of which designation will be given to the Trustee. References herein to the fourth highest rating category of a Rating Agency will mean [ ] or better in the case of [Rating Agency] and [ ] or better in the case of [Rating Agency]. References herein to the third highest rating category will mean [ ] or better in the case of [Rating Agency] and [ ] or better in the case of [Rating Agency]. Reference herein to the second highest rating category of a Rating Agency will mean [ ] or better in the case of [Rating Agency] and [ ] or better in the case of [Rating Agency]. In the case of any other Rating Agency, such rating categories will mean such fourth, third or second highest rating category or better without regard to any plus or minus or any numerical or other qualifier. For all purposes of this Indenture, if any obligation or security is, at the time of such investment not rated by [Rating Agency], such obligation or security need only be rated by [Rating Agency].

         "REDEMPTION DATE" when used with respect to any Bond to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "REDEMPTION PRICE" when used with respect to any Bond or portion thereof to be redeemed, means 100% of the principal amount of such Bond (or portion thereof) to be redeemed plus interest accrued at the applicable rate on such principal amount (or portion thereof) to the Redemption Date.

         ["REFERENCE BANKS" means four banks in the London interbank market selected by the Trustee. Each Reference Bank shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market with an established place of business in London, which does not control, is not controlled by or is not under common control with the Issuer and which has been designated as a Reference Bank by the Trustee and is able and willing to provide such quotations to the Trustee on each LIBOR Determination Date. If any Reference Bank designated by the Trustee fails to meet the qualifications of a Reference Bank, the Trustee will use its best efforts to designate an alternative Reference Bank.]

         "REGULAR RECORD DATE" means the close of business on the third Business Day immediately prior to the date any payment of interest on or principal or redemption price of any Bond is due.

         "REGULAR VALUATION DATE" means, subject to Section 8.01(7), the [ ] calendar day of each month (or if any such calendar day is not a Business Day, the next succeeding Business Day) for so long as any Bond is Outstanding,
commencing [             ].

         "REQUEST" or "ORDER" means a written request or order signed by the Managing Member, the President, a Vice President or the Principal Financial and Accounting Officer and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Issuer and delivered to the Trustee, as required under this Indenture.

         "REQUIRED INTEREST PAYMENT AMOUNT" has the meaning specified in Section 3.03(a).

         "RESERVE FUND" means the account established and designated as such pursuant to Section 3.01.

         "RESIDENTIAL REAL ESTATE" means residential real property located in any State and improvements thereon (other than mobile homes) consisting of one- to four-family dwelling units (including attached, town or row houses and condominiums).

         "RESPONSIBLE OFFICER" when used with respect to the Trustee or the Custodian, means any officer in the Corporate Trust Office of the Trustee or the corporate trust office of the Custodian, including any vice president whether or not designated by a number or words added before the title "vice president," senior trust officer, trust officer, or any other officer of the Trustee or the Custodian customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of or familiarity with the particular subject.

         ["REUTERS PAGE LIBO" means the display page designated as "Reuters Monitor Money Rates Page LIBO" on the Reuters Monitor.]

         "SELECTED AMOUNT" when used with respect to any Class of Bonds means,
(a) as of the Liquidity Date for such Class, an amount equal to the aggregate principal amount of such Class of Bonds, and the accrued interest thereon, which would be due at the Stated Maturity for such Class if the Outstanding Bonds of that Class on such Liquidity Date were Outstanding at the

Stated Maturity for such Class; provided, however, that (b) if, on or prior to such Liquidity Date, Deposit Securities have been delivered to the Trustee in respect of a redemption of that Class of Bonds on a Redemption Date on or subsequent to such Liquidity Date but no later than the Stated Maturity for such Class, then the amount described in clause (a) shall not include any accrued interest or any principal which would be owed on the Class of Bonds (or portion thereof) which are to be redeemed on such Redemption Date.

         "SERVICER" means the Person designated as such in a Servicing Agreement entered into pursuant to Section 4.13.

         "SERVICER REMITTANCE DATE" means the [ ] day of any month (or, if such day is not a Business Day, the first Business Day immediately preceding [ ] such day), commencing in the month following the month in which the Closing Date occurs.

         "SERVICING AGREEMENT" means an agreement entered into pursuant to
Section 4.13 and dated as of the Closing Date between the Issuer and a Servicer, substantially in the form of Exhibit E hereto.

         "SPECIAL RECORD DATE" has the meaning set forth in Section 2.10.

         "STATE" means any State of the United States, the District of Columbia and the Commonwealth of Puerto Rico.

         "STATED MATURITY" when used with respect to any Class of Bonds, means the date identified in Section 2.01 hereof on which it is expected that a Bondholder will receive the final payment of principal and accrued interest on a Bond of that Class.

         "SUBSIDIARY" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly by the Issuer or by one or more Subsidiaries of the Issuer, or by the Issuer and by one or more Subsidiaries of the Issuer. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         ["TELERATE PAGE 3750" means the display page designated "3750" on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).]

         "TIA" means the Trust Indenture Act of 1939, as amended.

         ["TREASURY INDEX" means, for any Interest Period and Interest Payment Date, either (i) the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of [one, three, five, seven or ten] years or (ii) the weekly auction average (investment) yield on three-month or six-month U.S. Treasury bills, in each case as determined by the Trustee in accordance with
Section 3.04.].

         ["TREASURY INDEX DETERMINATION DATE" with respect to any Interest Period subsequent to the initial Interest Period, means the second Business Day immediately preceding the first day of the Interest Period.]

         "TRUSTEE" means the Person named as the Trustee in the first paragraph of this Indenture unless a successor trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

         "UCC" means the Uniform Commercial Code as in effect in the State of New York.

         "VA" means the Department of Veterans Affairs of the United States of America. The term "VA" shall also include such department or agency of the United States government as shall succeed to the VA in its present function of issuing guarantees with respect to mortgages and deeds of trust on residential real estate.

         "VA GUARANTEED" means guaranteed in part by the VA.

         "VICE PRESIDENT" means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

         "THE WALL STREET JOURNAL" means the newspaper of general circulation published under that name in the Borough of Manhattan, City of New York, State of New York, or a successor thereto.

         Section 1.02.00 Compliance Certificates and Opinions

         (a) Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each individual signing such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such individual, he had made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         (b)      Subject to Section 1.02(c) below:

                  (i) prior to the deposit of any property or securities with the Trustee which is to be made the basis for (A) the authentication and delivery of Bonds, (B) the withdrawal of cash constituting a part of the Pledged Property or (C) the release of any property or securities subject to the Lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 4.01(a) hereof or elsewhere in this Indenture, furnish to the Trustee an Officers' Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the property or securities to be so deposited;

                  (ii) whenever any property or securities are to be released from the Lien of this Indenture, the Issuer shall also furnish to the Trustee an Officers' Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof;

                  (iii) whenever the Issuer is required to furnish to the Trustee an Officers' Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (1) above, the Issuer shall also deliver to the Trustee a certificate from an Independent appraiser or other expert (which may be an Independent Accountant) as to the same matters, if the fair value to the Issuer of the property or securities to be so deposited and of all other such property or securities made the basis of any such authentication and delivery, withdrawal or release since the commencement of the then current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (1) above and this clause (3), is ten percent or more of the aggregate principal amount of the Bonds at the time Outstanding, and in the case of authentication and delivery of Bonds, such certificate shall cover the fair value to the Issuer of all other such property or securities so deposited since the commencement of the current fiscal year as to which a certificate from an Independent Accountant has not previously been furnished; but such a certificate need not be furnished with respect to any property or securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officers' Certificate is less than $25,000 or less than one percent of the aggregate principal amount of the Bonds at the time Outstanding; and

                  (iv) whenever the Issuer is required to furnish to the Trustee an Officers' Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (2) above, the Issuer shall also furnish to the Trustee a certificate from an Independent appraiser or other expert (which may be an Independent Accountant) as to the same matters if the fair value of the property or securities and of all other property or securities released from the Lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (2) above and this clause (4), equals ten percent or more of the aggregate principal amount of the Bonds at the time Outstanding, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officers' Certificate is less than $25,000 or less than one percent of the aggregate principal amount of the Bonds at the time Outstanding.

         (c) The provisions of Section 1.02(b) are all intended to facilitate compliance with the requirements of the TIA as in effect on the date hereof, and shall be deemed superseded by any modifications or changes to such requirements (to expand such requirements, to eliminate such requirements or otherwise) effected by amendment to the TIA, by regulation, by rule or by judicial or administrative decision. The provisions of Section 1.02(b) shall not at any time impose upon any Person obligated under this Section any greater reporting obligations with respect to the matters covered by Section 1.02(b) than the reporting obligation with respect to such matters imposed upon such Person by the TIA as in effect with respect to such time.

         Section 1.03.00 Form of Documents Delivered to Trustee

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Any certificate or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous.

         Any such Opinion of Counsel may be based upon certificates of public officials and insofar as it relates to factual matters, certificates or opinions of, or representations by an officer or officers of the Issuer. Any Opinion of Counsel may be stated to be based on the opinion of other counsel, in which event it shall be accompanied by a copy of such other opinion. Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Section 1.04.00 Acts of Holders of Bonds

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Bonds may be embodied in and evidenced by (i) one or more instruments of substantially similar tenor signed by such Holders in person or by agent or proxy duly appointed in writing, (ii) resolutions duly adopted by

Holders of Bonds voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Bonds duly called and held in accordance with the provisions of Article Nine as indicated by the record of such meeting, or (iii) a combination of such instrument or instruments and any such resolutions. Except as herein otherwise expressly provided, such action shall become effective when such instruments and, if appropriate, a signed and verified record of such meeting as provided in Section 9.06, are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instruments and resolutions (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders of Bonds signing such instruments or voting in favor of such resolutions. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Bond, shall be sufficient for any purpose of this Indenture and (subject to Section 6.01 hereof) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this
Section 1.04.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds and similar instruments, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Such certificate or affidavit shall also constitute sufficient proof of the authority of the Person executing any such instrument or writing; provided, however, that the Person executing such certificate or affidavit may not be the same Person as the Person executing such instrument or writing.

         (c) The principal amount, serial numbers and class designations of securities held by any Person, and the date of such Holder's holding of the same, shall be proved by the Bond Register.

         (d) The Trustee may accept such other proof (including, without limitation, a signature guarantee) or require such additional proof of any matter referred to in this Section 1.04 as it shall deem necessary.

         (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Bond shall bind every future Holder of the same Bond and the Holder of every Bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Bond.

         (f) The record of any meeting of Holders of Bonds shall be proved in the manner provided in Section 9.06.

         Section 1.05.00 Notices, Etc., to Trustee and the Issuer

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders of Bonds or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (a) the Trustee by any Holder of Bonds or by the Issuer shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing to or with, the Trustee at the Corporate Trust Office of the Trustee; or

         (b) the Issuer by the Trustee or by any Holder of Bonds shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class, and addressed to the Issuer, at 100 North Tryon Street, 23rd Floor, Charlotte, North Carolina 28255, Attention:
Secretary, or at any other address previously furnished in writing to the Trustee by the Issuer.

         Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language.

         Section 1.06.00 Notices to Holders of Bonds; Waiver

         Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Bonds of any event, such notice shall be sufficiently given to Holders of the Bonds if in writing and mailed, first-class postage prepaid, to each Holder of a Bond affected by such event, at the address of such Holder as it appears in the Bond Register, not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice, and shall be deemed to have been given on the date of such mailing.

         Neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Bond shall affect the sufficiency of such notice with respect to other Holders of Bonds. Any notice to a Holder of a Bond given as provided above shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to Holders of Bonds as shall be made with the approval of the Trustee shall constitute a sufficient notification to such Holders for every purpose hereunder.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         Section 1.07.00 Effect of Headings and Table of Contents

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 1.08.00 Successors and Assigns

         All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

         Section 1.09.00 Separability Clause

         In case any provisions in this Indenture or the Bonds shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 1.10.00 Benefits of Indenture

         Nothing in this Indenture or the Bonds, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of the Bonds, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 1.11.00 Governing Law

         THIS INDENTURE AND EACH OF THE BONDS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

         Section 1.12.00 Legal Holidays

         In any case where any Interest Payment Date, any Redemption Date or the Stated Maturity shall not be a Business Day, payment of principal or interest on the Bonds need not be made on such date but may be made on the next succeeding Business Day, with the same force and effect as if made on the date such payment was due, and no interest shall accrue for the period after such date.

         In any case where any Liquidity Date is not a Business Day, any delivery of Deposit Securities required to be made on such Liquidity Date need not be made on such Liquidity Date but may be made on the next succeeding Business Day.

         Section 1.13.00 Execution in Counterparts

         This Indenture may be executed by the parties hereto in any number of counterparts, and by each of the parties hereto in separate counterparts, and when so executed and delivered, each of such counterparts shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         Section 1.14.00 The Issuer's Obligations

         No recourse may be taken, directly or indirectly, against any shareholder, officer, member, managing member or employee of the Issuer (or of any predecessor or successor of the Issuer) with respect to the Issuer's obligations under this Indenture or any Officers' Certificate or other certificate or other writing delivered in connection herewith.

         Section 1.15.00 Conflict with Trust Indenture Act

         If any provision hereof limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Indenture by any of the provisions of the TIA, such required or deemed to be included provision shall control. Without limiting the foregoing, the provisions of
Section 1.02(b) and Article Twelve shall not at any time impose upon any Person obligated thereunder any greater reporting obligation with respect to the matters covered thereby than the reporting obligation with respect to such matters imposed upon such Person by the TIA as in effect at such time.

                                   ARTICLE II

                                    THE BONDS

         Section 2.01.00 Form, Title and Terms of the Bonds

         Each Class of Bonds shall be in substantially the form set forth in Exhibit H for such Class, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any laws, regulations, rules or requirements of any securities exchange on which the Class of Bonds is listed or as may, consistently herewith, be determined by the officers executing such Bonds, as evidenced by such execution. Any portion of the text of any Bond may be set forth on the reverse thereof to the extent permitted by applicable law and applicable exchange regulations.

         The Trustee's certificate of authentication shall be in substantially the form set forth in Exhibit H.

         The aggregate principal amount of Bonds which may be authenticated and
delivered under this Indenture is limited to $[           ]; except for Bonds
authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Bonds pursuant to Sections 2.07, 2.08, 2.09, 8.05 or
11.04. The Bonds may be issued in one or more Classes, which Classes may have differing interest rates, priorities as to order of principal and interest payments and Stated Maturities.

         The Bonds shall be known and designated as the "Mortgage-Backed Bonds,
Series [          ], Due [        ]" of the Issuer. Each Class of Bonds shall
bear interest at the rate specified below from the later of the Closing Date or the most recent Interest Payment Date to which interest has been paid, payable
in arrears on the [         ] day of each [       ], [        ], [        ] and
[          ] (or, if any such day is not a Business Day, on the next Business
Day, commencing [        ] until the principal thereof is paid or made available
for payment.

         For each Class of Bonds, the following table sets forth the designation, initial principal balance, interest rate and Stated Maturity for such Class:

                           Initial
                           Principal                                  Stated
         Class             Balance         Interest Rate(1)          Maturity

         [A1]              $                [     ] + [     ]%
         [A2]              $                [     ] + [     ]%

         ------------------
         (1) Determined for each Interest Period as set forth in Section 3.04. Interest on the Bonds shall be computed on the basis of the actual numbers of days in each Interest Period and a 360-day year.

         Interest on the Bonds shall be paid at the Corporate Trust Office of the Trustee or at such other office or agency of the Issuer as the Issuer may designate, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, except that interest may, at the option of the Issuer, be paid by check mailed to such Person at such Person's address appearing in the Bond Register or, upon written instructions from any such Person holding not less than $5,000,000 aggregate principal amount of Bonds received by the Trustee not later than the Regular Record Date or Special Record Date to which such payment of interest relates, by wire transfer to a United States dollar account maintained by the payee at a depository institution in the United States; provided, however, that such depository institution shall have facilities therefor. Payment of principal of each Bond at the Stated Maturity shall be made upon surrender of such Bond at the Corporate Trust Office of the Trustee or at such other office or agency as the Issuer may designate, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         To the extent the Issuer shall designate an office or agency other than the Corporate Trust Office of the Trustee for the payment of principal or interest, each Rating Agency shall have confirmed in writing to the Issuer that such designation will not impair, or cause any Class of Bonds to fail to retain, the ratings then assigned to the Bonds by such Rating Agency.

         Each Class of Bonds is subject to mandatory redemption in part, prior to its Stated Maturity as provided in Article Eleven.

         Section 2.02.00 Denominations of Bonds

         The Bonds shall be issuable in book-entry form in accordance with
Section 2.04, in denominations of [$100,000] and integral multiples of $1,000 in excess thereof.

         Section 2.03.00 Execution, Authentication, Delivery and Dating

         The Bonds shall be executed on behalf of the Issuer by the President or any Vice President of the Issuer. Any such signature may be manual or facsimile.

         Bonds bearing the manual or facsimile signatures of the President or any Vice President of the Issuer shall bind the Issuer, notwithstanding that any such Person has ceased to be such an officer of the Issuer prior to the authentication and delivery of such securities or was not such an officer of the Issuer at the date as of which such Bonds were dated.

         At any time after the execution and delivery of this Indenture, the Issuer may deliver Bonds executed by the Issuer to the Trustee or the Authenticating Agent for authentication, together with an Order for the authentication and delivery of such Bonds, and the Trustee or the Authenticating Agent in accordance with such Order shall authenticate and deliver such securities as is provided in this Indenture and not otherwise.

         Each Bond shall be dated the date of its authentication.

         No Bond shall be entitled to any benefit under this Indenture, or be valid or obligatory for any purpose, unless there appears on such Bond a certificate of authentication substantially in the form provided for in Exhibit H hereto executed by the Trustee or the Authenticating Agent by manual signature and such certificate upon any Bond shall be conclusive evidence, and the only evidence, that such Bond has been duly authenticated and delivered hereunder.

         Section 2.04.00 Book-Entry Requirements

         (a) Until such time as definitive, fully registered certificates ("Definitive Certificates") are issued pursuant to Section 2.05, each Bond shall bear the following legend or such other legend as is required by the applicable Clearing Agency:

         "Unless this Bond is presented by an authorized representative of [Name of Clearing Agency] to the Trustee or its agent for registration of transfer, exchange or payment, and any Bond issued is registered in the name of [Name of Clearing Agency]. or such other name as requested by an authorized representative of [Name of Clearing Agency] (and any payment is made to [Name of Clearing Agency], any transfer, pledge or to other such entity as required by an authorized representative of [Name of Clearing Agency]), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, [Name of Clearing Agency], has an interest herein."

         (b) Upon original issuance, the Bonds shall be issued in the form of one or more typewritten certificates, to be delivered to The Depository Trust Company (or retained by the

Trustee as agent for The Depository Trust Company), the initial Clearing Agency, by, or on behalf of, the Issuer. Such Bonds shall initially be registered on the Bond Register in the name of the nominee of the initial Clearing Agency, and no Beneficial Owner will receive a definitive certificate representing such Beneficial Owner's interest in the Bonds, except as provided in Section 2.05. Unless and until Definitive Certificates have been issued to Beneficial Owners pursuant to Section 2.05:

                  (i) the provisions of this Section 2.04(b) shall be in full force and effect;

                  (ii) the Issuer, the Servicer, the Bond Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Bonds and the taking of actions by the Bondholders) as the authorized representative of the Beneficial Owners;

                  (iii) to the extent that the provisions of this Section 2.04(b) conflict with any other provisions of this Agreement, the provisions of this Section 2.04(b) shall control;

                  (iv) the rights of Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law, the rules, regulations and procedures of the Clearing Agency and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants, and all references in this Agreement to actions by Bondholders shall, with respect to the Bonds, refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Agreement to distributions, notices, reports and statements to Bondholders shall, with respect to the Bonds, refer to distributions, notices, reports and statements to the Clearing Agency or its nominee, as registered holder of the Book-Entry Certificates, as the case may be, for distribution to Beneficial Owners in accordance with the procedures of the Clearing Agency; and

                  (v) the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Bonds to the Clearing Agency Participants, for distribution by such Clearing Agency Participants to the Beneficial Owners or their nominees.

         For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Bonds evidencing specified voting interests, such direction or consent shall be given by Beneficial Owners having the requisite voting interests, acting through the Clearing Agency.

         Unless and until Definitive Certificates have been issued to Beneficial Owners pursuant to Section 2.05, copies of the reports or statements referred to in Section 12.03 and 12.04 shall be available to Beneficial Owners upon written request to the Trustee at the Corporate Trust Office of the Trustee and, for as long as any Class of Bonds is listed on the [Luxembourg Stock Exchange], the reports or statement shall be available at the office of the Listing Agent in [Luxembourg].

         Section 2.05.00 Definitive Certificates

         (a) If (i) the Issuer advises the Trustee in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities as depository with respect to the Book-Entry Certificates or (ii) the Issuer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency, then the Trustee shall notify the Beneficial Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Beneficial Owners requesting the same. Upon surrender to the Trustee by the Clearing Agency of the Bonds held of record by its nominee, accompanied by re-registration instructions and directions to execute and authenticate new Bonds from the Issuer, the Trustee shall execute and authenticate Definitive Certificates for delivery at the Corporate Trust Office of the Trustee. The Servicer shall arrange for, and will bear all costs of, the printing and issuance of such Definitive Certificates. Neither the Issuer nor the Trustee shall be liable for any delay in delivery of such instructions by the Clearing Agency and may conclusively rely on, and shall be protected in relying on, such instructions.

         (b) In the event Definitive Certificates are issued pursuant to this
Section 2.05, the Issuer shall appoint a paying and transfer agent in [Luxembourg] at whose offices such Definitive Certificates may be presented for payment and/or transfer for so long as they are Outstanding. Such paying and transfer agent shall be appointed in accordance with Section 10.02 and shall be maintained for so long as any Class of Bonds remain listed on the [Luxembourg Stock Exchange]. The Issuer shall give written notice to the Trustee of the location, and of any change in the location, of such agent. In the event that the Issuer shall fail to appoint and maintain such paying and transfer agent in [Luxembourg], the Trustee shall appoint such paying and transfer agent.

         Section 2.06.00 Notices to Clearing Agency

         Whenever notice or other communication to the Holders of Bonds is required under this Agreement, unless and until Definitive Certificates shall have been issued to Beneficial Owners pursuant to Section 2.05, the Trustee shall give all such notices and communications specified herein to be given to Holders of Bonds to the Clearing Agency.

         Section 2.07.00 Temporary Bonds

         Pending the preparation of Definitive Certificates in accordance with
Section 2.05, the Issuer may execute, and upon the Issuer's Order the Trustee or other Authenticating Agent shall authenticate and deliver, temporary Bonds which are printed, lithographed or typewritten, in any denomination, substantially of the tenor of the Definitive Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Bonds may determine, as evidenced by their execution of such Bonds.

         If temporary Bonds are issued, the Issuer will cause Definitive Certificates to be prepared without unreasonable delay. After the preparation of Definitive Certificates, the temporary Bonds shall be exchangeable for Definitive Certificates upon surrender of the temporary Bonds at the Corporate Trust Office of the Trustee or at the office of the Authenticating Agent, if other than the Trustee, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Bonds, the Issuer shall execute and the Trustee or the Authenticating Agent shall authenticate and deliver in exchange therefor a like aggregate principal amount of Definitive Certificates of authorized denominations. Until so exchanged such temporary Bonds shall in all respects be entitled to the same benefits under this Indenture as Definitive Certificates.

         Section 2.08.00 Registration; Registration of Transfer and Exchange

         The Issuer shall cause to be kept at the Corporate Trust Office of the Trustee a register (the "Bond Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration both of Bonds and of transfers of Bonds. The Trustee is hereby appointed "Bond Registrar" for the purpose of registering both Bonds and transfers of Bonds as herein provided.

         Upon surrender for registration of transfer of any Bond at the Corporate Trust Office of the Trustee or at the office of any Authenticating Agent, the Issuer shall execute, and the Trustee or the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Bonds of any authorized denominations and of a like aggregate principal amount, all as requested by the transferor.

         At the option of the Holder, a Bond may be exchanged into one or more Bonds of any authorized denomination and of a like aggregate principal amount, upon surrender of the Bond to be exchanged at the Corporate Trust Office of the Trustee or at the office of any Authenticating Agent. Whenever any Bonds are so surrendered for exchange, the Issuer shall execute, and the Trustee or the Authenticating Agent shall authenticate and deliver, the Bonds which the Holder making the exchange is entitled to receive.

         All Bonds issued upon any registration of transfer or exchange of Bonds shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Bonds surrendered upon such registration of transfer or exchange. The registration by the Bond Registrar of the transfer of a Bond shall be deemed to be the written acknowledgment by the Issuer of such transfer.

         Every Bond presented or surrendered for registration or transfer shall (if so required by the Issuer or the Bond Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Bond Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Bonds, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Bonds, other than exchanges pursuant to Section 2.07, 8.05 or 11.04 not involving any registration of transfer.

         Section 2.09.00 Mutilated, Destroyed, Lost or Stolen Bonds

         If any mutilated Bond is surrendered to the Trustee, the Issuer shall execute, and the Trustee shall authenticate and deliver in exchange therefor, a new Bond of like tenor and principal amount and bearing a number not contemporaneously Outstanding.

         If there be delivered to the Issuer and the Trustee

                  (1) evidence to their satisfaction of the destruction, loss or theft of any Bond, and

                  (2) such security or indemnity as may be required by them to save each of them and any agent of each of them harmless,

then, in the absence of notice to the Issuer or the Trustee that such Bond has been acquired by a bona fide purchaser, the Issuer shall execute, and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Bond, a new Bond of like tenor and principal amount bearing a number not contemporaneously Outstanding.

         In case any such mutilated, destroyed, lost or stolen Bond has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Bond, direct the Trustee or Paying Agent to pay such Bond on its due date.

         Upon the issuance of any new Bond under this Section 2.09, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

         Every new Bond issued pursuant to this Section 2.09 in lieu of any destroyed, lost or stolen Bond shall constitute an original additional contractual obligation of the Issuer whether or not the destroyed, lost or stolen Bond, if any, shall be at any time enforceable by anyone, and such new Bond shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds duly issued hereunder.

         The provisions of this Section 2.09 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds.

         Section 2.10.00 Interest Payments; Interest Rights Preserved

         Interest on any Bond that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Bond (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Bond that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in clause (1) or (2) below:

                  (1) the Issuer may elect to make payment of any Defaulted Interest to the Persons in whose names the Bonds (or their respective Predecessor Bonds) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Bond and the date of the proposed payment, and at the same time the Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when so deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuer of such Special Record Date and, in the name and at the expense of the Issuer, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Bonds at the address of such Holder as it appears in the Bond Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Bonds (or their respective Predecessor Bonds) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                  (2) the Issuer may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Notwithstanding the foregoing provisions of this Section 2.10, no payment of Defaulted Interest pursuant to this Section 2.10 shall affect the status of the failure to pay interest when such interest becomes due and payable as an Event of Default under Section 5.01 hereof.

         Subject to the foregoing provisions of this Section 2.10, each Bond delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Bond shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Bond.

         Section 2.11.00 Persons Deemed Owners

         Prior to due presentment for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee (including the Authenticating Agent) may treat the Person in whose name such Bond is registered as the owner of such Bond for the purpose of receiving payment of principal of and interest on such Bond and for all other purposes whatsoever, whether or not such Bond be overdue, and neither the Issuer, the Trustee nor any such agent of the Issuer or the Trustee shall be affected by notice to the contrary.

         Section 2.12.00 Cancellation

         All Bonds surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any person other than the Trustee, be delivered to the Trustee. All Bonds so delivered shall be canceled by the Trustee and may not thereafter be reissued. The Trustee shall destroy such canceled Bonds in accordance with its then current procedures.

                                   ARTICLE III

              ADMINISTRATION OF ACCOUNTS AND PAYMENTS TO BONDHOLDER

         Section 3.01.00 Establishment and Administration of Distribution Account and Reserve Fund

         (a) On or before the Closing Date, the Trustee, for the benefit of Bondholders, shall establish and maintain, or cause to be established and maintained, two separate accounts (the "Distribution Account" and the "Reserve Fund"). Each of the Distribution Account and the Reserve Fund shall be an Eligible Account in the name of the Trustee bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of Bondholders.

         (b) Funds on deposit in the Distribution Account and the Reserve Fund shall at all times be invested in Eligible Investments at the written direction of the Issuer; provided, however, that to the extent necessary to make required payments on any Interest Payment Date and/or at Stated Maturity for any Class of Bonds, any such investment shall mature or become due and such funds shall be made available for withdrawal on or prior to the related Interest Payment Date or Stated Maturity, as the case may be.

         (c) Amounts held in the Distribution Account and the Reserve Fund from time to time will constitute a portion of the Pledged Property securing the Bonds and Eligible Collateral for purposes of satisfying the Basic Maintenance Amount. Subject to the requirements and limitations imposed by Section 4.08, the Trustee shall release funds on deposit in the Reserve Fund to the Issuer upon request.

         (d) Any funds remaining on deposit in the Distribution Account or the Reserve Fund following the satisfaction and discharge of this Indenture pursuant to Article Thirteen hereof shall be remitted promptly to the Issuer.

         (e) The Trustee shall have the right to withdraw from any account funds deposited therein in error.

         Section 3.02.00 Collections and Allocations

         (a) All amounts received by the Trustee in respect of interest or any other earnings on or proceeds of the portion of the Pledged Property other than Eligible Mortgage Loans, shall be deposited upon receipt into the Distribution Account.

         (b) On each Servicer Remittance Date, upon receipt of the Available Amount from the Servicer in accordance with the Servicing Agreement, the Trustee will apply such funds in the following order of priority:

             (i) first, for deposit into the Distribution Account, an amount (first from the interest portion of the Available Amount and then from the principal portion of the Available Amount) equal to the amount of interest accrued or to accrue on the Bonds from and including the immediately prior Interest Payment Date (or from and including the Closing Date in the case of the first Servicer Remittance Date) to and including the day prior to the next succeeding Interest Payment Date
         less in each month other than [       ], [       ], [      ] and
         [         ] any amounts deposited in the Distribution Account since the immediately preceding Servicer Remittance Date and available for payment on the Bonds, and in the case of Servicer Remittance Dates
         occurring in [        ], [        ], [       ] and [      ], the
         amount payable on the next Interest Payment Date, less any amounts then on deposit in the Distribution Account and available for payments on the Bonds; and

             (ii) second, for deposit into the Reserve Fund, the remaining portion of the Available Amount.

         Section 3.03.00 Payments to Bondholders

         (a) Until an Event of Default occurs, at which time the provisions of Section 5.10 shall apply:

                  (i) On each Interest Payment Date, the Trustee shall (A) withdraw from the Distribution Account, up to the full balance of funds on deposit in the Distribution Account (which shall include any amounts required to be transferred from the Reserve Fund pursuant to Section 3.03(b) below), an amount equal to the amount of all interest accrued during the related Interest Period on the Outstanding Bonds with respect to such Interest Payment Date plus any Defaulted Interest (the "Required Interest Payment Amount") and (B) pay to Bondholders (or transfer to the Paying Agent for payment to Bondholders, if the Trustee shall not then be the Paying Agent) such amount in accordance with
         Section 2.10.

                  (ii) In addition, on any Redemption Date and at the Stated Maturity for any Class of Bonds, the Trustee shall withdraw sufficient amounts from the Distribution Account (which shall include any amounts required to be transferred from the Reserve Fund pursuant to Section 3.03(b) below) to make required interest and principal payments on such date pursuant to Article Eleven or Article Thirteen hereof, as applicable, and distribute such amounts to Bondholders as of the immediately preceding Regular Record Date.

         (b) (i) If, on any Interest Payment Date, the amount on deposit in the Distribution Account prior to giving effect to the withdrawal and payment required by Section 3.03(a)(i) above is less than the Required Interest Payment Amount, the Trustee shall withdraw from the Reserve Fund and transfer to the Distribution Account, up to the full balance of funds on deposit in the Reserve Fund, an amount equal to the difference between the Required Interest Payment Amount and the amount then on deposit in the Distribution Account.

                  (ii) In addition, if, on any Redemption Date or at the Stated Maturity for any Class of Bonds, the amount on deposit in the Distribution Account prior to giving effect to the withdrawal and payment required by Section 3.03(a)(ii) above is less than the amount required to be paid in respect of interest and principal on such date, the Trustee shall immediately withdraw from the Reserve Fund and transfer to the Distribution Account, up to the full balance of funds on deposit in the Reserve Fund, an amount equal to the difference between such required amount and the amount on deposit in the Distribution Account.

         Section 3.04.00 Determination of [LIBOR] [Treasury Index] [Prime Rate]

         [(a)     LIBOR shall be determined as follows:

                  (i)   LIBOR for the initial Interest Period shall be [      ]%
         per annum. On each LIBOR Determination Date, the Trustee shall determine LIBOR for a period equal to the related Interest Period (commencing on the first day of such period) as of 11:00 a.m. (London time) on such LIBOR Determination Date as such quotation appears on Telerate Page 3750.

                  (ii) If on any LIBOR Determination Date, such rate does not appear on Telerate Page 3750, the Trustee shall determine LIBOR for a period equal to the related Interest Period (commencing on the first day of such period) as of 11:00 a.m. (London Time) on such LIBOR Determination Date as such quotation appears on Reuters Monitor Money Rates Page LIBO ("Reuters Page LIBO").

                  (iii) If on any LIBOR Determination Date, such rate does not appear on Reuters Page LIBO, the Trustee shall determine LIBOR on the basis of quotations provided by the Reference Banks as of 11:00 a.m. (London time) on such LIBOR Determination Date to prime banks in the London interbank market for a period equal to the related Interest Period (commencing on the first day of such period). LIBOR as determined by the Trustee shall be the arithmetic mean of such quotations (rounded upwards, if necessary, to the nearest whole multiple of 1/16%).

                  (iv) If on any LIBOR Determination Date at least two of the Reference Banks provide quotations, LIBOR shall be determined in accordance with (c) above on the basis of the offered quotations of those Reference Banks providing such quotations.

                  (v) If on the LIBOR Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR shall be:

                           (A) the rate per annum (rounded upwards, if
                  necessary, to the nearest whole multiple of 1/16%) that the Trustee determines to be the arithmetic mean of the offered quotations that four leading banks in New York City selected by the Trustee are quoting at or about 11:00 a.m. (Eastern
                  Time) on such LIBOR Determination Date for loans in U.S. dollars to the Reference Banks for a period equal to the related Interest Period (commencing on the first day of such Interest Period) or those of them (being at least two in number) to which such offered quotations are, in the opinion of the Trustee, being so quoted; or

                           (B) if the banks selected as aforesaid by the Trustee
                  are not quoting as described in the preceding clause (i), LIBOR for such Interest Period shall be LIBOR as determined on the previous LIBOR Determination Date or, with respect to the
                  first LIBOR Determination Date, [         ]% per annum.

                  (vi) On each LIBOR Determination Date prior to 12:00 noon (Eastern Time), the Trustee shall send to the Issuer by facsimile, notification of LIBOR and the interest rate for the related Bonds for the following Interest Period.

                  (vii) The establishment of LIBOR on each LIBOR Determination Date for each Interest Period and the Trustee's calculation of the rate of interest applicable to the related Bonds for the related Interest Period shall (in the absence of manifest error) be final and binding.]

         [(b)     The Treasury Index shall be determined as follows:

                  (i) The Treasury Index for the initial Interest Period shall be []% per annum. On each Treasury Index Determination Date, the Trustee shall determine the Treasury Index, which

                           (A) in the case of the weekly average yield on U.S.
                  Treasury securities adjusted to a constant maturity of [one, three, five, seven or ten] years, will be as published by the Federal Reserve Board in the most recent edition of Federal Reserve Board Statistical Release No. H.15 (519) that is available to the Trustee; or

                           (B) in the case of the weekly auction average
                  (investment) yield on three-month or six-month U.S. Treasury bills, will be as made available to the Trustee on the Treasury Public Affairs Information Line.

                        (C) The Trustee shall consider a new value for the
                  Treasury Index to have been made available on the day following the date it is released by the Federal Reserve Board or placed on the Treasury Public Affairs Information Line.

                  (ii) If on the Treasury Index Determination Date, the Treasury Index is unavailable, the Trustee shall designate a new index based upon comparable information and methodology. If at any time after the Treasury Index becomes unavailable, it again becomes available, the Trustee shall use the Treasury Index for subsequent Interest Periods.

                  (iii) On each Treasury Index Determination Date prior to 12:00 noon (Eastern Time), the Trustee shall send to the Issuer by facsimile, notification of the Treasury Index and the interest rate for the related Bonds for the following Interest Period.

                  (iv) The establishment of the Treasury Index on each Treasury Index Determination Date and the Trustee's calculation of the rate of interest applicable to the related Bonds for the related Interest Period shall (in the absence of manifest error) be final and binding.]

         [(c)     The Prime Rate shall be determined as follows:

                  (i)   The Prime Rate for the initial Interest Period shall be
         [          ]% per annum. On each Prime Rate Determination Date, the
         Trustee shall determine the Prime Rate by reference to the rate published as the "Prime Rate" in the "Money Rates" section or other comparable section of The Wall Street Journal on such Prime Rate Determination Date.

                  (ii) If on any Prime Rate Determination Date, The Wall Street Journal publishes a prime rate range, the average of that range, as determined by the Trustee, shall be the Prime Rate for such Prime Rate Determination Date.

                  (iii) If on any Prime Rate Determination Date, The Wall Street Journal no longer publishes a "Prime Rate," the Trustee shall designate a new methodology for determining the Prime Rate based on comparable data. If at any time after the Prime Rate becomes unavailable, it again becomes available, the Trustee shall use the Prime Rate for subsequent Interest Periods.

                  (iv) On each Prime Rate Determination Date prior to 12:00 noon (Eastern Time), the Trustee shall send to the Issuer by facsimile, notification of the Prime Rate and the interest rate for the related Bonds for the following Interest Period.

                  (v) The establishment of the Prime Rate on each Prime Rate Determination Date and the Trustee's calculation of the rate of interest applicable to the related Bonds for the related Interest Period shall (in the absence of manifest error) be final and binding.]

                                   ARTICLE IV

                           PROVISIONS AS TO COLLATERAL

         Section 4.01.00 Pledging of Collateral

         (a) The Issuer may at any time and from time to time pledge Collateral with the Trustee by delivering the same to the Trustee (or, if applicable, to the Custodian, in the case of Eligible Mortgage Loans) in the manner described in Section 4.01(b) as to Pledged Property other than Deposit Securities and Section 10.03 as to Deposit Securities delivered pursuant to such Section. The following documents shall be delivered to the Trustee or the Custodian, as applicable, in connection with any such pledge and delivery of
Collateral:

                  (i)      a list identifying the Collateral;

                  (ii) a designation of whether the Collateral is Deposit Securities delivered pursuant to Section 10.03 or Eligible Collateral;

                  (iii) the documents required by the Granting Clauses of this Indenture;

                  (iv) such certificate as to the fair value of such Collateral as may then be required by Section 1.02(b) of this Indenture and Section 314(d) (and any other applicable provision) of the TIA; and

                  (v)      an Opinion of Counsel in the form of Exhibit C.

         At the time of any delivery of Collateral to the Trustee or the Custodian, the Trustee or the Custodian shall certify that all Collateral specified on the accompanying list identifying the Collateral provided by the Issuer has been received by the Trustee or the Custodian, as the case may be, and that, subject to the provisions of the next succeeding paragraph of this
Section 4.01(a) with respect to Eligible Mortgage Loans, such Collateral is accompanied by the documents required by the Granting Clauses. In addition, the Trustee shall certify to the Issuer that it has received a certificate as to the fair value of such Collateral (if then required by the TIA) and an Opinion of Counsel in the form of Exhibit C.

         With respect to Eligible Mortgage Loans, the Trustee agrees to cause the Custodian to review the Mortgage Documentation delivered to the Custodian no later than 90 days after the Closing Date or, if received by the Custodian after the initial 90-day period, promptly after its delivery to the Custodian. The Custodian will ascertain whether all required documents have been executed, received and accompanied by evidence of recordation, and whether those documents relate (determined, in the case of Mortgage Loans, on the basis of the mortgagor name and loan number) to the Mortgage Loans it has received, as identified in Exhibit A to this Indenture. In performing any such review, the Custodian may conclusively rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If at any time during such review or thereafter the Custodian finds a document or documents to be missing or defective in any material respect (a "Material Defect"), the

Custodian shall promptly notify the Issuer of such Material Defect, whereupon the Issuer shall have a period of 180 days within which time to correct or cure any such defect; provided, however, that (i) if such defect relates solely to the inability of the Issuer to deliver the original Mortgage or intervening assignments thereof because the originals of such documents have not been returned by the applicable jurisdiction, the Issuer shall have a period of two years within which to correct or cure such defect, but the Issuer shall nonetheless deliver such original documents to the Custodian promptly upon receipt if received within such period, and (ii) if the applicable jurisdiction retains the original recorded Mortgage, assignment of Mortgage or intervening assignments of Mortgage (as evidenced by a certification from the Issuer to such effect), or if the original is not otherwise available, the Issuer shall be permitted to deliver a photocopy of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where the Mortgage was recorded. During the applicable period within which the Issuer is permitted to correct or cure any Material Defect as set forth above, the related Mortgage Loan shall continue to constitute an Eligible Mortgage Loan for all purposes of this Indenture. If such period shall expire without the Issuer having corrected or cured such defect, then the related Mortgage Loan shall no longer be an Eligible Mortgage Loan hereunder.

         (b) (i) All Mortgage Notes relating to Mortgage Loans pledged with the Trustee (and, in the case of Mortgage Loans for which the related Mortgaged Property is located in the State of [ ], the related Mortgages or certified copies thereof) shall be delivered to the Trustee (or, if the Trustee has appointed a Custodian pursuant to Section 6.08, the Custodian) in accordance with the definition of "delivery" in Section 1.01 hereof.

         A certification (which may be in the form of a Collateral Report of the Issuer) must be provided with respect to all Mortgage Loans included in the Pledged Property that such Mortgage Loans reflect the characteristics listed in the definition of Eligible Fixed-Rate Mortgage Loans, if they are Fixed-Rate Mortgage Loans, or the definition of Eligible Adjustable-Rate Mortgage Loans, if they are Adjustable-Rate Mortgage Loans and constitute, in the aggregate (together with any other Eligible Mortgage Loans then subject to the Lien of this Indenture), Eligible Mortgage Loans.

                  [(ii) In the event that the Trustee shall receive notice from the Issuer or any Bondholder that the rating by [Rating Agency] or [Rating Agency] of [Bank of America, N.A.'s] long-term deposits has fallen below [ ] or [ ] or of its short-term deposits has fallen below [ ] or [ ], as the case may be, the Trustee shall promptly, or, if the Trustee has appointed a Custodian pursuant to Section 6.08, promptly direct the Custodian in writing to record, or cause to be recorded, assignments of the Mortgages securing the Eligible Mortgage Loans pledged to the Trustee. The Issuer hereby constitutes and appoints the Trustee and any such Custodian as its attorney-in-fact, with full power of substitution, to make or cause to be made such recordings and to take, in the name and on behalf of the Issuer, all actions necessary or advisable in the Trustee's or, if applicable, the Custodian's sole discretion to effectuate such recordings, at the expense of the Issuer, including without limitation to execute or cause to be executed such documents in the name of the Issuer as shall be necessary or advisable in the Trustee's or, if applicable, the Custodian's sole discretion to effectuate such recordings.]

                  (iii) All Government Securities and other securities and instruments delivered to the Trustee as Pledged Property pursuant to any provision of this Indenture shall be delivered in accordance with the definition of "delivery" in Section 1.01 hereof. The Issuer agrees that it will, promptly following a request therefor by the Trustee, execute and deliver to the Trustee any documentation reasonably requested to effect registration of Government Securities and other securities in the name of the Trustee, or to establish evidence of the security interest of the Trustee therein.

                  (iv) The Issuer shall deliver promptly to the Trustee such other documents, certificates and opinions as the Trustee may reasonably request in connection with the subjection of any Pledged Property (and payments with respect thereto to the extent provided in this Indenture) to the Lien of this Indenture.

         (c) The fact that any Pledged Property is reassigned without recourse shall not alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on the Bonds.

         (d) If, as of any date, any Eligible Adjustable-Rate Mortgage Loans which were included in the Discounted Value of the Eligible Collateral as of the Latest Collateral Report shall be converted into Fixed-Rate Mortgage Loans, the Issuer shall, on the next Regular Valuation Date, recharacterize such Mortgage Loans as Fixed-Rate Mortgage Loans and the Collateral Report delivered to the Trustee pursuant to Section 4.06 with respect to such Regular Valuation Date shall be prepared treating such Mortgage Loans as Fixed-Rate Mortgage Loans.

         Section 4.02.00 Disposition of Payments on Pledged Property

         The Trustee shall be entitled to receive all payments on or in respect of any Pledged Property, other than payments received with respect to Eligible Mortgage Loans which shall be received by the Issuer or the Servicer pursuant to the Servicing Agreement; provided, however, that if an Event of Default shall have occurred and be continuing, the Trustee shall be entitled to receive all payments. If the Issuer shall receive any payments (including prepayments and payments as a result of default) on or in respect of Pledged Property, it shall segregate such payments (net of any expenses of collection, sale or foreclosure) from the other property of the Issuer, and shall promptly after receipt of such payments deliver them in the form received to the Servicer, in the case of any such payments related to Eligible Mortgage Loans prior to an Event of Default, or to the Trustee, in the case of any other such payments relating to any Pledged Property other than Eligible Mortgage Loans or such payments related to Eligible Mortgage Loans after an Event of Default.

         Section 4.03.00 Consents, Waivers and Modifications

         (a) Unless and until an Event of Default shall have occurred and be continuing, the Issuer shall have, without the consent of any Holder or the Trustee, the exclusive right to service and administer (directly or through agents selected by the Issuer (including the Servicer), in its sole discretion) the Mortgage Loans included from time to time in Pledged Property, and except for the power to cause the transfer, assignment, disposition or delivery thereof other than as provided for herein, shall have full power and authority in respect of the Pledged Property, including, without limitation, the right to give consents or waivers upon and to make modifications in respect of all Mortgage Loans, Government Securities and other securities included in such Pledged Property, and from time to time upon the Issuer's Request the Trustee forthwith shall make and deliver, or shall cause to be made and delivered to the Issuer or to its nominees, powers of attorney to give consents or waivers in respect of any such Mortgage Loans, Government Securities or other securities which have been transferred into the name of or delivered to the Trustee or its nominees. Without limiting the generality of the foregoing provisions of this Section 4.03, unless and until any such Event of Default shall have occurred and be continuing, the Issuer shall have the right to consent to the sale or other transfer of any property of the obligor, maker, mortgagor or grantor (or any person who has assumed the duties and obligations of such obligor, maker, mortgagor or grantor) under any such Mortgage Loan, to authorize any assumption of a Mortgage Loan by any transferee of property securing such Mortgage Loan, to execute any release of such property, or discharge of such obligor, mortgagor or grantor (and any person who has assumed the duties and obligations of such obligor, mortgagor or grantor), to effect appropriate recordation and, in its sole discretion, to determine whether and what, if any, action should be taken in the event of a default under such Mortgage Loan, Government Security or other security, and the Trustee shall execute any release, consent or other documentation requested by the Issuer's Request to confirm any action taken by the Issuer pursuant to this Section 4.03 or enable such action to be taken by the Issuer; provided, however, that the Issuer shall not transfer Mortgage Loans to a bona fide purchaser for value without notice prior to notification to the borrowers of the existence of the assignments to the Trustee of the related Mortgages or due recordation of assignments to the Trustee of such Mortgages, and provided, further, that the Issuer shall not discharge Mortgage Loans or the related Mortgages prior to such notification or recordation, without, in each case, having obtained the consent of the Trustee, which consent shall not be unreasonably withheld. Any Request by the Issuer under this Section 4.03 shall be accompanied by an Officers' Certificate stating that the action taken or requested is authorized by this Indenture, that the execution of such release or consent is appropriate to confirm such action, that no Event of Default has occurred and is continuing, and that following such action the Discounted Value of the Eligible Collateral will equal or exceed the Basic Maintenance Amount. Except as otherwise specifically provided in this Indenture, so long as no Event of Default shall have occurred and be continuing, the Trustee shall have no duties or responsibilities with regard to any such Mortgage Loan, Government Security or other security or instrument included in the Pledged Property assigned to them or the value of the property subject thereto.

         (b) The Issuer covenants that it will give consents, and waivers, make modifications and supplements, and take other action with respect to any Mortgage Loan, Government Security or other security included in Pledged Property only (i) except as otherwise permitted by the Servicing Agreement, on a case by case basis in the ordinary course of its business and in a manner consistent with the treatment of securities and loans of the same type in the investment and loan portfolios of [Bank of America, N.A.] (including the servicing, adjustment and


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

refinancing of Mortgage Loans and Mortgages), or (ii) except as otherwise permitted by the Servicing Agreement, in a manner consistent with [Bank of America, N.A.'s] treatment of all loans and securities of the same type in its loan and securities portfolios generally if such consent, waiver, modification, supplement or other action is to be other than on a case by case basis, and
(iii) in a manner consistent with the provisions and purposes of this Indenture.

         Section 4.04.00 Rights of Trustee and the Issuer after Event of Default

         Whenever in this Article Four it is provided that any right in respect of the Bonds or of obligations or indebtedness forming part of the Pledged Property may be exercised by the Issuer only until an Event of Default shall have occurred and be continuing, such right may, nevertheless, be exercised by the Issuer in case an Event of Default shall have occurred and be continuing if and to the extent that the Trustee shall in writing consent to such exercise in the specific instance, or more generally, in all instances, or otherwise on such conditions as the Trustee may impose.

        Section 4.05.00 Delivery of Initial Collateral and Reporting Requirements on Issuance of Bonds

         On or before the date of the closing of the sale of the Bonds, which shall be [] (the "Closing Date") the Issuer shall deliver and pledge to the Trustee, in accordance with the provisions of Section 4.01, the Initial Collateral and shall deliver to the Trustee the following:

         (a) a Collateral Report dated and containing information as of a date not more than three Business Days prior to the date of such delivery (except that such Collateral Report need not certify an amount of Bonds Outstanding but shall state that such amount is assumed to be $[ ]);

         (b)      the Opinion of Counsel required pursuant to subsection (a) of
Section 4.01 which shall be dated such date of issuance and shall also state that:

                  (i) the Bonds have been duly authorized, executed, authenticated, issued and delivered and constitute the valid and legally binding obligations of the Issuer and when duly authenticated by or on behalf of the Trustee, will be entitled to the benefits provided by this Indenture, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other similar laws affecting the rights of creditors now or hereafter in effect and to equitable principles that may limit the right to specific enforcement or remedies, and further subject to 12 U.S.C. 1818(b)(6)(D) and similar bank regulatory powers and to the application of principles of public policy;

                  (ii) the issuance and sale of the Bonds by the Issuer, the compliance by the Issuer with all of the provisions of the Bonds and this Indenture and the consummation of the transactions herein contemplated will not, to the best of such counsel's knowledge, conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Issuer is a party or by which the Issuer is bound or to which any of the property or assets of the Issuer is subject, which conflict, breach or default would be materially adverse to the Issuer, nor will such action result in any violation of the provisions of the declaration of trust or by-laws of the Issuer, or to the best of such counsel's knowledge, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Issuer or any of its properties;

                  (iii) except for consents, permits and similar authorizations required under the blue sky or state securities laws of various jurisdictions, as to which no opinion is expressed, and except also for such consents, permits and similar authorizations as have been obtained, no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States of America or any political subdivision of the Federal government of the United States of America is required for the issuance and sale of the Bonds or the consummation of the other transactions contemplated by this Indenture; and

                  (iv) in the opinion of the Person giving such opinion that the conditions precedent to the authentication and delivery of the Bonds as set forth in this Indenture have been complied with;

         (c) an Officers' Certificate stating that the conditions precedent to the authentication and delivery of the Bonds as set forth in this Indenture have been complied with; and

         (d) an Accountants' Letter verifying the Collateral Report delivered pursuant to Section 4.05(a).

         Section 4.06.00 Collateral Reports

         On or before the second Business Day after each Regular Valuation Date, the Trustee shall deliver to the Issuer a Collateral Report, dated and containing information as of the Determination Date relating to the Regular Valuation Date to which such Collateral Report relates. In preparing any Collateral Report, the Trustee shall be entitled to rely on information received from the Servicer without any independent investigation. Commencing with the Collateral Report delivered by the Trustee in connection with the [ ] Regular Valuation Date and on a quarterly basis thereafter, a firm of Independent Accountants selected by the Issuer shall select one of the Collateral Reports delivered by the Trustee during the three-month period ended on the last day of the preceding month and deliver an Accountants' Letter to the Trustee and the Issuer with respect to such Collateral Report prepared by the Trustee. If any letter of an Accountant delivered to the Trustee pursuant to this Section 4.06 shows that an error was made in the related Collateral Report, the calculation or determination made by such Accountant shall be final and conclusive and shall be binding on the Issuer and the Trustee.

         A copy of each Collateral Report and Accountants' Letter delivered pursuant to this Section 4.06 shall be delivered concurrently by the Trustee to [Rating Agency] and to [Rating Agency], but without any liability or responsibility of the Trustee for any failure to do so.


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

         Section 4.07.00 Maintenance of Eligible Collateral

         (a) In the event that any Collateral Report delivered to the Issuer pursuant to Section 4.06 shows that, as of the date reported upon in such Collateral Report, the Discounted Value of Eligible Collateral is less than the Basic Maintenance Amount, then, subject to Section 4.07(c), the Issuer, by the Cure Date,

                  (i) shall deliver to the Trustee sufficient additional Eligible Collateral, and/or

                  (ii) shall substitute sufficient Eligible Collateral, and/or

                  (iii) shall repurchase and deliver to the Trustee for cancellation sufficient Outstanding Bonds, so that, immediately after such delivery of additional Eligible Collateral and/or such substitution of Eligible Collateral and/or such repurchase and cancellation of Outstanding Bonds, the Discounted Value of Eligible Collateral included in the Pledged Property (determined, at the option of the Issuer, either as of the Regular Valuation Date on which the Basic Maintenance Amount was not met (the "Prior Valuation Date") or as of a later date of valuation, but no later than the Cure Date (any such date, the "Cure Valuation Date")) shall be at least equal to the Basic Maintenance Amount as of the date on which such calculation is being made (as adjusted to give effect to the addition or substitution of Eligible Collateral and/or the repurchase of Bonds by the Issuer or an Affiliate).

         (b) Compliance with Section 4.07(a) shall be evidenced by delivery of a Collateral Report to the Issuer which shall be dated as of a date no later than the Cure Date and shall contain information as of the date provided in Section 4.07(a) and an Accountants' Letter verifying such Collateral Report.

         (c) In the event that the Issuer is unable by the Cure Date to cause the Discounted Value of Eligible Collateral to be at least equal to the Basic Maintenance Amount by taking the actions provided in Section 4.07(a), the Issuer shall, no later than 30 days after the Cure Date, redeem Outstanding Bonds, subject to and in accordance with Article Eleven of this Indenture, so that immediately after the Redemption Date for such redemption, the Discounted Value of Eligible Collateral included in the Pledged Property (determined as of the Regular Valuation Date or Cure Valuation Date (whichever is later) immediately preceding the date on which the Trustee gives written notice of redemption to the Holders) shall be at least equal to the Basic Maintenance Amount as of the date on which such calculation is being made (as adjusted to give effect to any addition of Eligible Collateral and/or substitution of Eligible Collateral or repurchase of Outstanding Bonds and such redemption).

         (d) Compliance with Section 4.07(c) shall be evidenced by delivery to the Issuer of the Collateral Report described in Section 11.01(b).

         (e) The Issuer shall not be required to comply with the provisions of Section 4.08 in order to add or substitute Eligible Collateral pursuant to Section 4.07(a) or Section 4.07(c) if the addition or substitution is concurrent with the delivery of evidence of compliance with Section


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

4.07(a) or with Section 4.07(c), as the case may be, and, in the case of substitution, the Issuer delivers to the Trustee a list identifying the Collateral to be released from the Lien of this Indenture. Upon delivery of the Collateral Report referred to in Section 4.07(b) evidencing compliance with
Section 4.07(a) or delivery of the Collateral Report referred to in Section 4.07(d) evidencing compliance with Section 4.07(c) and the list identifying the Collateral to be released, the Trustee shall deliver to the Issuer the Collateral to be released in a manner similar to the manner in which such Collateral was delivered to the Trustee.

         (f)      The Issuer shall be required to comply with the provisions of
Section 4.01 to add or substitute Eligible Collateral pursuant to this Section 4.07.

         Section 4.08.00 Withdrawal of Collateral Subject to Maintenance Requirements

         (a) The Trustee shall promptly release, reassign and deliver to the Issuer the Eligible Collateral referred to in clause (ii) of this sentence in a manner similar to the manner in which the Issuer delivered such Eligible Collateral to the Trustee upon receipt of (i) an Officers' Certificate substantially in the form set forth in Part A of Exhibit D, (ii) a detailed list of the Eligible Collateral to be withdrawn and (iii) a detailed list of the additional Eligible Collateral, if any, to be substituted for the Eligible Collateral to be withdrawn. If, however, the certification in Part A of Exhibit D cannot be made because (A) the Discounted Value of Eligible Collateral included in the Pledged Property held by the Trustee shown in the Latest Collateral Report plus the sum of (B) the Discounted Value of the additional Eligible Collateral, if any, delivered for substitution (determined as of the date of the Collateral Report) and (C) the Discounted Value of Eligible Collateral added pursuant to this Section 4.08(a) subsequent to the date of the Latest Collateral Report (determined as of the date of the Latest Collateral Report) reduced by an amount equal to the sum of (x) the Discounted Value of the Eligible Collateral requested to be withdrawn (determined as of the date of the Latest Collateral Report), and (y) the Discounted Value of Eligible Collateral withdrawn pursuant to this Section 4.08(a), subsequent to the date of the Latest Collateral Report (determined as of the date of the Latest Collateral Report), is less than the Basic Maintenance Amount as of the date of the Latest Collateral Report, then no such release, reassignment, delivery or transfer shall be made unless:

                  (i) the Issuer shall deliver to the Trustee additional Eligible Collateral, if, and to the extent, required to permit (A) the delivery by the Issuer of the Officers' Certificate referred to in clause (ii) below and (B) the delivery by the Trustee of the Collateral Report referred to in clause (iii) below;

                  (ii) the Issuer shall deliver to the Trustee an Officers' Certificate in the form of Part B to Exhibit D to this Indenture, dated and containing information as of the date of delivery thereof;

                  (iii) the Trustee shall deliver to the Issuer a Collateral Report, which Collateral Report shall exclude such Eligible Collateral proposed to be withdrawn, and include any Eligible Collateral to be substituted therefor, and shall show that the Discounted Value of Eligible Collateral included in the Pledged Property on the date of such Collateral Report (determined as of a date of valuation no more than three Business Days prior to the date of such Collateral Report) is at least equal to the Basic Maintenance Amount as calculated in Part A of such Collateral Report.

         (b)      The additional Eligible Collateral pledged pursuant to
Section 4.08(a) shall be pledged in accordance with the provisions of Section
4.01. If the additional Eligible Collateral to be substituted for Eligible Collateral which is being withdrawn pursuant to Section 4.08(a) is (i) Mortgage Loans, unless such Mortgage Loans are being substituted for Mortgage Loans having an identical Discounted Value, or (ii) Eligible Collateral of a type which has not been valued in the Latest Collateral Report, such substitution may be made only upon presentation of a Collateral Report, as described in
Section 4.08(a)(i)(B).

         (c) Upon receipt of (i) a Request from the Issuer in the form of an Officers' Certificate substantially in the form of Part C of Exhibit D requesting withdrawal of Pledged Property which did not constitute Eligible Collateral and was not included in the computation of Discounted Value of Eligible Collateral set forth in the Latest Collateral Report, (ii) a list identifying such Pledged Property to be withdrawn pursuant to this Section 4.08(c) and (iii) a certification in such Officers' Certificate that (A) the Discounted Value of Eligible Collateral included in Pledged Property held by the Trustee as of the date of the Latest Collateral Report was equal to or exceeded the Basic Maintenance Amount, (B) the Discounted Value of the Eligible Collateral, after giving effect to any withdrawals from and additions to Eligible Collateral during the period from the date of the Latest Collateral Report to the date of the requested withdrawal equals or exceeds the Basic Maintenance Amount and (C) no Event of Default has occurred which is continuing, the Trustee shall promptly release, reassign and redeliver such Pledged Property (and any Mortgages serving as security therefor and the instruments, documentation and other related property referred to in the Granting Clauses) specified in said Officers' Certificate to the Issuer.

         (d) Upon any withdrawal permitted pursuant to this Section 4.08, the Trustee shall execute and deliver such instruments of transfer or assignment as the Issuer shall reasonably request to vest in it any Pledged Property withdrawn pursuant hereto in a manner similar to the manner in which the Issuer delivered such Pledged Property to the Trustee.

         (e)      Any withdrawal of Pledged Property pursuant to this Section
4.08 shall be made in compliance with the TIA, including without limitation the provision of a certificate of fair value in connection with such withdrawal in accordance with Section 314(d) of the TIA.

         (f) Notwithstanding anything in this Section 4.08 to the contrary, (i) no Cash shall be released from the Collection Account except pursuant to the Servicing Agreement and (ii) while an Event of Default shall have occurred and be continuing, the Issuer may not make any withdrawal or substitution of any Pledged Property.

         Section 4.09.00 Additions to Eligible Collateral

         The Issuer may from time to time deliver to the Trustee additional Eligible Collateral for inclusion in the Collateral, by pledging such Collateral with the Trustee pursuant to the provisions of Section 4.01 hereof. The Issuer shall not be required to deliver to the Trustee a

Collateral Report upon such delivery; but any such additional Eligible Collateral must be accompanied by a list thereof and a designation of such property as Eligible Collateral and an Opinion of Counsel in the form of Exhibit C, and shall be included in the next Collateral Report delivered by the Trustee which values the Eligible Collateral.

         Section 4.10.00 Sales of Bonds Reacquired by the Issuer and Affiliates

         (a) Prior to the sale or pledge by the Issuer or any Affiliate thereof (other than Banc of America Securities) of any Bond owned by the Issuer or such Affiliate and the registration of transfer thereof by the Trustee pursuant to Section 2.08:

                  (i) the Issuer shall deliver to the Trustee additional Eligible Collateral which shall be pledged in accordance with Section 4.01, if, and to the extent, required to permit the delivery of the Collateral Report referred to in clause (ii) below; and/or

                  (ii) the Trustee shall deliver to the Issuer a Collateral Report dated and containing information as of a date no more than five days prior to the date of such proposed sale or pledge, which Collateral Report shall show that if the Bonds being sold were deemed to be Outstanding as of the date of such Collateral Report, the Discounted Value of Eligible Collateral, including any additional Eligible Collateral referred to in clause (i) of this Section 4.10(a), (determined, at the option of the Issuer, using Market Values as set forth in the Latest Collateral Report, or as of any date subsequent to the date thereof, and on or prior to the date of such Collateral Report) included in the Pledged Property as of such date would nevertheless be at least equal to the Basic Maintenance Amount as calculated in Part A of such Collateral Report.

         (b) In the event that a sale or pledge of any Bond owned by the Issuer or any Affiliate thereof (other than Banc of America Securities) is to be effected between the date on which Deposit Securities are required to be deposited pursuant to Section 10.03 and the related due date of principal of or interest on the Bonds of the same Class, the Issuer shall deposit with the Trustee Deposit Securities sufficient to meet the Issuer's obligations pursuant to Section 10.03 with respect to the Bonds being sold, such deposit to be accompanied by an Officers' Certificate Regarding Deposit Securities substantially in the form of Exhibit G-1 and an Opinion of Counsel in the form of Exhibit C.

         (c) Notwithstanding anything in this Section 4.10 to the contrary, while an Event of Default shall have occurred and be continuing, the Issuer shall not sell any Bond.

         Section 4.11.00 Investment Company Act Limitation

         Notwithstanding any other provision of this Indenture, in no event will the Issuer acquire or hold assets, conduct its business, or pledge, add to, withdraw from or substitute Pledged Property, in a manner so as to require registration under the Investment Company Act of 1940, as amended.

         Section 4.12.00 New Eligible Collateral

         (a) The characteristics of, and the percentage or other limitations on the permissible amounts of, Mortgage Loans and Mortgages required in order to make such Mortgage Loans and Mortgages Eligible Mortgage Loans and Eligible Mortgages, the characteristics of certificates issued by FHLMC, FNMA or GNMA required in order to make such certificates FHLMC Certificates, FNMA Certificates and GNMA Certificates (other than the single-class nature thereof), and the characteristics of securities issued by the United States government required in order to make such securities Government Securities, the Discount Factors applicable to such securities or instruments, and the definition of "Basic Maintenance Amount" have been determined by reference to the collateral characteristics and percentage or other limitations and Discount Factors and the definition of "Basic Maintenance Amount" which, among other considerations, are necessary to obtain with respect to the Bonds at the time of their initial issuance the highest available rating from [Rating Agency] and [Rating Agency]. It is expressly hereby agreed by the Issuer and the Trustee that the definitions of Eligible Mortgage Loans and Eligible Mortgages shall be, and shall be deemed to be, amended to include within such respective definitions, Mortgage Loans and Mortgages with different characteristics and the definitions of FHLMC Certificate, FNMA Certificate and GNMA Certificate shall be, and shall be deemed to be, amended to include within such respective definitions certificates with different characteristics, and the definition of Government Securities shall be, and shall be deemed to be, amended to include within such definition securities issued by the United States government with different characteristics (referred to in this Indenture as "New Eligible Collateral"), and all such definitions shall be deemed to be amended so as to increase any such percentage limitations, or to change any such other limitations, and the definition of Discount Factors shall be and shall be deemed to be, amended to include within such definition reduced Discount Factors, and the definition of "Basic Maintenance Amount" shall be, and shall be deemed to be, amended, if at the time of any such amendment the inclusion in the Eligible Collateral of New Eligible Collateral, or of Eligible Collateral having such amended percentage or other limitations or reduced Discount Factors, or the use of such amended definition:

                  (i)      is permitted by then applicable law and regulations;
         and

                  (ii) (A) is approved by and (B) will not impair, or cause the Bonds to fail to retain, the ratings assigned to the Bonds by [Rating Agency] and [Rating Agency].

         (b) Prior to the inclusion of any such New Eligible Collateral in the Eligible Collateral or the increase or change of any such percentage or other limitation, or the decrease of any such Discount Factor, or any such amendment of the definition of "Basic Maintenance Amount," the Issuer and the Trustee shall enter into an indenture supplemental hereto making appropriate provision for the inclusion and valuation of such New Eligible Collateral or for such increase or change in a percentage or other limitation, or such decrease of any Discount Factor, or such amendment and the Issuer shall deliver to the Trustee:

                  (i) an Opinion of Counsel to the effect that such New Eligible Collateral is permitted to be included in the Eligible Collateral, or that such increase or change in a percentage or other limitation, or such reduction of a Discount Factor or such amendment is permitted by then applicable law and regulation;

                  (ii) an Officers' Certificate stating that the inclusion of such New Eligible Collateral in the Eligible Collateral or such increase or change in a percentage or other limitation or such reduction of a Discount Factor or such amendment will be effected in compliance with subsection (a)(ii) of this Section 4.12;

                  (iii) written confirmation from [Rating Agency] and [Rating Agency] as to the matters with respect to such New Eligible Collateral or such increase or change in a percentage or other limitation or such reduced Discount Factor or such amendment set forth in subsection (a)(ii) of this Section 4.12; and

                  (iv) such additional confirmation, if any, as the Trustee may require to determine that such New Eligible Collateral or such increase or change, or such reduction, or such amendment will be in compliance with this Section 4.12.

         (c) If any New Eligible Collateral shall be included in the Eligible Collateral, or any such percentage or other limitation shall be so increased or changed, or any Discount Factor shall be reduced, or the definition of "Basic Maintenance Amount" shall be amended, the forms of Collateral Report and Accountants' Letter as set forth in Exhibits B and I hereof, respectively, shall be expanded and modified by the Issuer in the manner and detail required to enable the Accountants and the Trustee, subject to Section 6.01, to determine compliance with the provisions of this Indenture.

         Section 4.13.00 Servicing of Mortgage Loans

         (a) On or before the Closing Date, an agreement relating to the servicing of the portion of the Pledged Property consisting of Mortgage Loans shall be entered into between the Issuer and any Person, which may be an Affiliate of the Issuer (the "Servicer"), which agreement shall be substantially in the form of Exhibit E hereto; provided, however, that no Person shall become Servicer hereunder unless such Person is an Approved Servicer of Mortgage Loans.

         (b) For so long as any Bonds are Outstanding, the Issuer covenants and agrees that it shall not permit the amendment or other modification of the Servicing Agreement without the consent of the Holders of not less than 51% in principal amount of the Bonds Outstanding; provided, however, that the Servicing Agreement may be amended from time to time by the Servicer and the Trustee without the consent of any of the Bondholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions therein which may be inconsistent with any other provisions herein or therein,
(iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to comply or maintain compliance with applicable law, (iv) to conform to evolving industry standards regarding the servicing of residential mortgage loans generally, (v) to change the timing and/or nature of deposits into the Collection Account, the Distribution Account or the Reserve Fund, provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Bondholder and (b) such change shall not adversely affect the then-current rating of the

Bonds as evidenced by written confirmation from each Rating Agency to such effect and (vi) to make any other provisions with respect to matters or questions arising under the Servicing Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Bondholder.

         (c) For so long as any Bonds are Outstanding, each of the Issuer and the Trustee covenant and agree to enforce the Servicing Agreement for the benefit of Bondholders.

                                   ARTICLE V

                             REMEDIES UPON DEFAULT


         Section 5.01.00 Events of Default

         "Event of Default" means each one of the events specified below (in each case irrespective of the reasons for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law, or pursuant to judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) failure by the Issuer to deliver Deposit Securities to the Trustee to provide for the payment of the principal of any Class of Bonds, when such principal becomes due and payable at the Stated Maturity for such Class, in the manner required by Section 10.03, or to make other arrangements for such payment that will not impair, or cause any Class of Bonds to fail to retain, the ratings assigned to such Class of Bonds by each Rating Agency;

         (b) default in the payment of any interest on any Class of Bonds by the Issuer when such interest becomes due and payable, whether on any Interest Payment Date, the Stated Maturity for such Class, or any Redemption Date, or upon acceleration of the principal of any Class of Bonds, or otherwise, and continuation of such default for a period of five days;

         (c) default in the payment of the principal of any Class of Bonds by the Issuer when such principal becomes due and payable, whether at the Stated Maturity for such Class of Bonds, on any Redemption Date, by declaration of acceleration or otherwise;

         (d) material breach or inaccuracy of any representation or warranty of the Issuer hereunder or in any Officers' Certificate and continuance of such default for a period of 30 days after notice thereof, which notice shall state that it is a notice of default hereunder, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 10% in principal amount of the Bonds Outstanding;

         (e) material default in the performance or observance by the Issuer of any other covenant or condition to be performed or observed by the Issuer in this Indenture and continuance of such default for a period of 30 days after notice thereof, which notice shall state that it is a notice of default hereunder, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 10% in principal amount of the Bonds Outstanding;

         (f) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Issuer as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer under any bankruptcy, insolvency or other applicable law, or appointing a receiver, liquidator, assignee, trustee, conservator, sequestrator (or other similar official) of the Issuer or of any substantial part of the Issuer's property, or ordering the winding up or liquidation of the Issuer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

         (g) the institution by the Issuer of proceedings to be adjudicated a bankrupt or insolvent, or the Issuer's consent to the institution of bankruptcy or insolvency proceedings against it, or the filing by the Issuer of a petition or answer or consent seeking reorganization or relief under any bankruptcy, insolvency or other applicable law, or the consent by the Issuer to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, conservator, sequestrator (or other similar official) of the Issuer or of any substantial part of the Issuer's property, or the making by the Issuer of an assignment for the benefit of creditors, or the admission by the Issuer in writing of its inability to pay its debts generally as they become due, or the taking of limited liability company action by the Issuer in furtherance of any such action.

         Section 5.02.00 Acceleration of Maturity; Rescission and Annulment

         If an Event of Default described in clause (a), (b) or (c) of Section
5.01 occurs, the entire principal amount of the Bonds shall automatically become due and payable immediately and the Trustee shall demand payment thereof within two Business Days after it has knowledge of such Event of Default pursuant to Section 6.01(e). If an Event of Default described in clause (d),
(e), (f) or (g) of Section 5.01 occurs and is continuing, then and in every such case, unless the principal of any Bonds shall have already become due and payable, the Trustee or the Holders of not less than 25% in principal amount of the Bonds Outstanding may declare the entire principal amount of the Bonds to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by the Holders), and upon any such declaration such principal shall become immediately due and payable.

         At any time after acceleration and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article Five provided, such acceleration and its consequences may be rescinded and annulled (i) by written notice to the Issuer and the Trustee given by the Holders of 66-2/3% (notwithstanding and excluding any provision of the TIA permitting a lesser percentage) in principal amount of the Bonds Outstanding, or (ii) by written notice to the Issuer given by the Trustee, if declaration of such acceleration has not been made by the Holders of Bonds, if in either of the foregoing cases:

         (a) The Issuer has paid or deposited with the Trustee a sum sufficient to pay


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

                  (i) all overdue interest (through the date of payment thereof) on all Bonds Outstanding,

                  (ii) the principal of any Bonds Outstanding which have become due otherwise than by such acceleration and interest thereon at the rate borne by such Bonds,

                  (iii) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Bonds from the date such overdue interest was due to the date of payment thereof, and

                  (iv) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel; and

         (b) all Events of Default, other than the non-payment of the principal of and interest on Bonds which have become due solely by reason of such acceleration, shall have been cured or waived as provided in this Indenture.

         No such rescission or annulment shall affect any subsequent default or impair any right consequent thereon.

         Section 5.03.00 Trustee's Power in Regard to Pledged Property

         (a) If an Event of Default shall have occurred, then, subject to the provisions of subsection (b) of this Section and Sections 5.07 and 6.01, the Trustee, by such officer or agent as it may appoint, may, subject to the provisions of applicable law, take one or more of the following actions:

                  (i) sell, to the extent permitted by law, without recourse, for cash or credit, or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Trustee in its discretion may determine, the Pledged Property;

                  (ii) proceed by one or more suits, actions or proceedings at law or in equity or otherwise, or by any other appropriate remedy, to enjoin any sale or disposition of Collateral by the Issuer or any Person claiming under or by assignment from the Issuer or otherwise, or to enforce payment of the Bonds or the Collateral or to realize on any collateral security for such Collateral, or to foreclose under this Indenture or to sell the Collateral under a judgment or decree of a court or courts of competent jurisdiction, or by the enforcement of any such other appropriate legal or equitable remedy as the Trustee, being advised by counsel, shall deem effectual to protect and enforce any of its rights or powers or any of the rights or powers of the Holders of the Bonds;

                  (iii) register in the name of the Trustee, in accordance with applicable regulations of the United States government, rules of GNMA, FNMA and FHLMC and other applicable laws or procedures, or file or record in the name of the Trustee any assignments to the Trustee of, any GNMA Certificates, FNMA Certificates, FHLMC


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

         Certificates, Government Securities, Mortgage Loans and Mortgage Notes included in the Collateral and not previously so registered or recorded; file or record in the name of the Trustee any assignments of the Mortgages securing the Eligible Mortgage Loans included in the Pledged Property not previously recorded (and in such event file all required notices thereof with the FHA and VA), notify the mortgagors or trustors under such Mortgages, and the servicing companies servicing such Mortgages, if any, of the Trustee's interest, and direct all such persons to make payments directly to the Trustee under the Mortgage Loans secured by such Mortgages, transfer into its name all other Collateral pledged to the Trustee, require all payments on and proceeds of the Collateral to be paid directly to it and accept all payments on and other proceeds of the Collateral, take collections and otherwise take all actions necessary and appropriate in the name and stead of the Issuer in regard to the Collateral including, without limitation, arranging for the delivery of title insurance or opinions of counsel as to title and any fire and extended coverage insurance on the properties subject to Eligible Mortgages included therein (it being understood that the Trustee, in the absence of an Event of Default, shall have no obligation to take any such action, and no liability for failure to take any such action); all such filings, recordings, and notifications shall be deemed to have been made solely to facilitate the taking of control of any proceeds of the Collateral and shall not constitute a foreclosure by the Trustee or the election of any remedy limiting the right to recover unpaid indebtedness on the Bonds after any sale of the Collateral; and for that purpose and if an Event of Default occurs, the Trustee is hereby irrevocably appointed the true and lawful attorney of the Issuer having in particular and without limitation the authority to endorse its name on all checks and other instruments representing proceeds of such Collateral, and the Issuer hereby ratifies and confirms all that its said attorney, or its substitute or substitutes, shall lawfully do by virtue hereof; or

                  (iv) otherwise exercise, in general, all rights and remedies of a secured party under the Uniform Commercial Code as enacted in the State or States where the Pledged Property is located.

         (b) Notwithstanding the otherwise optional nature of Section 5.03(a), if an Event of Default shall have occurred, subject to the provisions of Sections 5.07 and 6.01, the Trustee shall take such action as may be necessary to (in accordance with applicable laws and regulations) register, file or record in the name of the Trustee the assignments of the Mortgages securing the Eligible Mortgage Loans included in the Collateral if such assignments have not previously been so recorded.

         (c) If an Event of Default shall have occurred and the payment of principal of the Bonds shall have been accelerated pursuant to Section 5.02, subject to the provisions of Section 5.03(a) and Sections 5.07 and 6.01, the Trustee, by such officer or agent as it may appoint, shall exercise such of its rights, powers and remedies under this Indenture as it may in its discretion deem most effectual to enter into contractual commitments to sell or complete the sale of the Pledged Property by such means as the Trustee in its discretion deems most effective, and to pay to the Holders, out of the Pledged Property and any net proceeds thereof, all amounts due in respect of the Bonds within 15 days (or, if Mortgage Collateral is included in the Eligible


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

Collateral, within 30 days) after the date on which payment of principal of the Bonds shall have been accelerated in consequence of an Event of Default having occurred. Notwithstanding the foregoing, any action taken by the Trustee shall not, in the judgment of the Trustee, be adverse to the best interests of the Holders, and also the various time periods set forth in this Section 5.03(c) may be exceeded in the event that (A) trading in securities generally on the American Stock Exchange or the New York Stock Exchange shall have been suspended or minimum prices shall have been established on either such exchange, or (B) a banking moratorium shall have been declared either by Federal or New York authorities, or (C) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States of America is such as to make it, in the judgment of the Trustee, impracticable to sell or otherwise dispose of all or any portion of the Pledged Property.

         Section 5.04.00 Incidents of Sale of Pledged Property

         Upon any sale of all or any part of the Pledged Property made either under the power of sale given under this Indenture or under judgment or decree in any judicial proceedings for foreclosure or otherwise for the enforcement of this Indenture, the following shall be applicable:

         (a) the Trustee is hereby irrevocably appointed the true and lawful attorney of the Issuer, in its name and stead, to make all necessary deeds, bills of sale and instruments of assignment, transfer or conveyance of the Pledged Property thus sold; and for that purpose the Trustee may execute all such documents and instruments and may substitute one or more Persons with like power; and the Issuer hereby ratifies and confirms all that its said attorney, or such substitute or substitutes, shall lawfully do by virtue hereof;

         (b) if so requested by the Trustee or by any purchaser, the Issuer shall ratify and confirm any such sale or transfer, without recourse, by executing and delivering to the Trustee or to such purchaser or purchasers all proper deeds, bills of sale, instruments of assignment, conveyances or transfers and releases as may be designated in any such request;

         (c) the Trustee or the Holder of any Bond may bid for and purchase any of the Pledged Property and, upon compliance with the terms of sale, may hold, retain, possess and dispose of such Pledged Property in his or her or its own absolute right without further accountability;

         (d) the receipt of the Trustee or of the officer making such sale under judicial proceedings shall be a sufficient discharge to any purchaser for his or her purchase money, and, after paying such purchase money and receiving such receipt, such purchaser or his or her personal representatives or assigns shall not be obliged to see to the application of such purchase money, or be in any way answerable for any loss, misapplication or non-application thereof;

         (e) any such sale shall operate to divest the Issuer of all right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, in and to the Pledged Property so sold and shall be a perpetual bar both at law and in equity or otherwise against the Issuer, and its successors and assigns, and any and all persons claiming or who may claim the Pledged Property sold or any part thereof from, through or under the Issuer, and its successors and assigns;


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

         (f) the principal of and accrued interest on the Bonds, if not previously due, shall immediately become and be due and payable; and

         (g) any moneys collected by the Trustee upon any sale made either under the power of sale given by this Indenture or under judgment or decree in any judicial proceedings for foreclosure or otherwise for the enforcement of this Indenture shall be applied as provided in Section 5.10.

         Section 5.05.00 Judicial Proceedings

         (a) If an Event of Default shall have occurred, the Trustee in its own name, and as trustee of an express trust, shall be entitled and empowered to institute any suits, actions or proceedings at law, in equity or otherwise to recover judgment against the Issuer on the Bonds for the whole amount due and paid, and may prosecute any such claim or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Issuer and collect the moneys adjudged or decreed to be payable in any manner provided by law, whether before or after or during the pendency of any proceedings for the enforcement of the Lien of this Indenture, of any of the Trustee's rights under this Indenture, or of any of the rights of the Holders of the Bonds under this Indenture, and such power of the Trustee shall not be affected by any sale hereunder or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Indenture or for the foreclosure of the lien hereof.

         (b) In the case of a sale of Pledged Property and of the application of the proceeds of such sale to the payment of the principal of and/or interest on the Bonds, the Trustee in its own name, and as trustee of an express trust, shall be entitled and empowered, by any appropriate means, legal, equitable or otherwise, to enforce payment of, and to receive all amounts then remaining due and unpaid upon, the Bonds, for the benefit of the Trustee and the Holders of the Bonds.

         (c) Except as required by applicable law or the terms of such judgment or final decree, no recovery of any judgment or final decree by the Trustee or the Holder of any Bond, and no levy of any execution under any such judgment upon any of the Pledged Property, or upon any other property, shall in any manner or to any extent affect the Lien of this Indenture upon any of the Pledged Property, or any rights, powers or remedies of the Trustee, or any liens, rights, powers or remedies of the Holders of the Bonds, but all such liens, rights, powers and remedies shall continue unimpaired as before.

         (d) The Trustee in its own name, or as trustee of an express trust, or as attorney-in-fact for the Holders of the Bonds, or in any one or more of such capacities (irrespective of whether the principal of the Bonds shall then be due and payable as expressed in the Bonds or by acceleration thereof or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer for the payment of overdue principal or interest), shall be entitled and empowered, by intervention or otherwise, to file and prove a claim for the whole amount of principal and interest owing in respect of the Bonds and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Holders of the Bonds (whether such claims be based upon the provisions of the Bonds or of this Indenture)


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

allowed in any equity receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or any other judicial proceedings relative to the Issuer, the creditors of the Issuer, the Pledged Property, or any other property of the Issuer and any receiver, assignee, trustee, liquidator or sequestrator (or other similar official) in any such judicial proceeding is hereby authorized to make such payments to the Trustee, and to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; provided, however, that nothing contained in this Indenture shall be deemed to give to the Trustee any right to accept or consent to any plan of reorganization or otherwise by action of any character in any such proceeding to waive or change in any way any rights of the Trustee or any Holder of a Bond. Any moneys collected by the Trustee under this Section 5.05 shall be applied as provided in Section 5.10.

         (e) All rights of action and claims under this Indenture or the Bonds may be enforced by the Trustee without possession of the Bonds or the production thereof at the trial or other proceedings relative thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Trustee and the Holders of the Bonds.

         (f) In case the Trustee or the Holder of any Bond shall have proceeded to enforce any right or remedy under this Indenture by suit, foreclosure or otherwise and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or any such Holder, then, in every such case, the Issuer, the Trustee and the Holders of Bonds shall be restored without further act to their respective former positions and rights hereunder and thereunder, and all rights, remedies and powers of the Trustee and such Holders shall continue as though no such proceedings had been taken.

         Section 5.06.00 Control by Holders of Bonds

         The Holders of a majority in principal amount of the Outstanding Bonds (or such lesser amount as shall have acted at a meeting pursuant to Article
Nine) shall have the right to direct the Trustee as to the time, method and place of conducting proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that:

         (a) such direction shall not be in conflict with any rule of law or with this Indenture;

         (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction;

         (c) such direction is not unduly prejudicial to the rights of other Holders; and

         (d) such direction would not involve the Trustee in any personal liability.


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         Section 5.07.00 Waiver of Past Defaults

         The Holders of not less than 66-2/3% (notwithstanding and excluding any provision of the TIA permitting a lesser percentage) in principal amount of the Outstanding Bonds (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture) may on behalf of the Holders of all Outstanding Bonds waive any past default hereunder and its consequences, except a default: (1) which constitutes an Event of Default under Section 5.01(a), 5.01(b) or 5.01(c); or (2) in respect of a covenant or provision hereof which under Article Eight cannot be modified or amended without consent of the Holder of each Bond thereby affected. Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon. In addition, the Trustee shall take such action as the Trustee shall determine to be reasonably necessary to restore the Issuer and the Trustee to their respective positions prior to the taking by the Trustee of any action pursuant to this Article Five in respect of such default.

         Section 5.08.00 Limitations on Suits by Holders

         (a) Subject to Section 5.11 hereof, a Holder of a Bond shall not have the right to institute any suit, action or proceeding at law or in equity or otherwise with respect to this Indenture, for the appointment of a receiver or for the enforcement of any other remedy under or upon this Indenture, unless:

                  (i) such Holder previously shall have given written notice to the Trustee of a continuing Event of Default;

                  (ii) the Holders of not less than 25% in principal amount of the Bonds Outstanding shall have requested the Trustee in writing to institute such action, suit or proceeding and shall have offered to the Trustee indemnity as provided in Section 6.02(e);

                  (iii) the Trustee shall have refused or neglected to institute any such action, suit or proceeding for 60 days immediately following receipt of such notice, request and offer of indemnity; and

                  (iv) no direction inconsistent with such written request shall have been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Bonds Outstanding (or such lesser amount as shall have acted at a meeting pursuant to Article Nine).

         (b) It is understood and intended that no one or more of the Holders of Bonds shall have any right in any manner whatever hereunder or under the Bonds to (i) obtain or seek to obtain priority over or preference to any other such Holder, (ii) enforce any right under this Indenture unless the right of enforcement is specifically provided herein, or (iii) surrender, impair, waive, affect, disturb or prejudice the Lien of this Indenture on any property subject


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

thereto or the rights of the Trustee and of the Holders of the Bonds thereunder in each case except in the manner in this Indenture provided.

         Section 5.09.00 Undertaking to Pay Court Costs

         All parties to this Indenture agree, and each Holder of a Bond by his or her acceptance thereof, shall be deemed to have agreed, that any court may in its discretion require, in any suit, action or proceeding for the enforcement of any right or remedy under this Indenture, or in any suit, action or proceeding against the Trustee for any action taken or omitted by it in its capacity hereunder, the filing by any party litigant in such suit, action or proceeding of an undertaking to pay the costs of such suit, action or proceeding, and that such court may, in its discretion, assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, action or proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this Section 5.09 shall not apply to (a) any suit, action or proceeding instituted by the Trustee, (b) any suit, action or proceeding instituted by any Holder of Bonds or group of Holders of Bonds holding in the aggregate more than 10% in aggregate principal amount of securities Outstanding or (c) any suit, action or proceeding instituted by any Holder of a Bond for the enforcement of the payment of the principal of or interest on any Bond on or after the due date expressed therein (or, in the case of redemption, on or after the date fixed for redemption).

         Section 5.10.00 Application of Moneys Collected by Trustee

         Any moneys collected or to be applied by the Trustee pursuant to this Article Five, including, without limitation, moneys collected pursuant to
Section 5.03(c), shall be deposited in the Distribution Account and applied in the following order from time to time on the date or dates fixed by the Trustee which, in the event the principal of any Bonds shall not have become due, shall be on each Interest Payment Date in the manner provided in Section 3.03 and, in case of the distribution of such moneys on account of principal, upon notice to the Bondholders of the time and place to present Bonds and presentation of the several Bonds and the notation thereon of the payment, if only partially paid, and upon surrender thereof, if fully paid:

                  FIRST: to the payment of costs and expenses of the sale of or other realization upon (including reasonable compensation for servicing of Eligible Mortgage Loans, provided, however, that the monthly amount of such servicing fees, not including any initial set-up or organizational expenses, shall not exceed the greater of the monthly servicing fees then allowed sellers by FNMA or FHLMC) the Pledged Property and the costs and expenses of the enforcement of any remedies hereunder, and all expenses, liabilities and advances incurred or made by the Trustee in connection with any such sale, other realization or enforcement of remedies arising out of an Event of Default hereunder, including reasonable compensation to the Trustee for extraordinary time spent by its officers, employees, agents or attorneys directly in connection with any such sale, other realization or enforcement of remedies arising out of an Event of Default hereunder;

                  SECOND: in case the principal of any Bonds shall not have become due, to the payment of interest on such Bonds at the applicable rate or rates calculated as set forth in

         Section 2.01, in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee and to the extent that payment of such interest shall be legally enforceable) upon the overdue installments of interest from the date due to the date of payment thereof, at the same rate or rates as the rate of interest specified for such Bonds for the applicable Interest Period, such payments to be made ratably to the Persons entitled thereto without discrimination or preference;

                  THIRD: in case the principal of any Bonds shall have become due, by acceleration or otherwise, to the payment of the whole amount then owing and unpaid upon such Bonds for principal and interest (at the applicable rate or rates calculated as set forth in Section 2.01) with interest upon the overdue principal and (to the extent that such interest has been collected by the Trustee and to the extent that payment of such interest shall be legally enforceable) upon overdue installments of interest from the date due to the date of payment thereof at the same rate or rates as the rate of interest specified for such Bonds for the applicable Interest Period; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon such Bonds, then to the payment of such principal and interest, without preference or priority of principal over interest, or interest over principal, or of any installment of interest over any other installment of interest, or of any Bond in such Class over any other Bond in such Class, ratably to the aggregate of such principal and accrued and unpaid interest;

                  FOURTH: to the payment of the regular reasonable compensation of the Trustee for its services hereunder, including reasonable compensation for the fees and expenses of its agents, attorneys and counsel; and

                  FIFTH: any surplus then remaining shall be paid to the Issuer, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

         Section 5.11.00 Right to Receive Payment Not to Be Impaired

         Anything in this Indenture to the contrary notwithstanding, the right (which shall be absolute and unconditional) of any Holder of a Bond to receive payment of the principal of and interest on the Bond held by such Holder, on or after the respective due dates expressed in such Bond or, in case of redemption on or after the date fixed for redemption or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

         Section 5.12.00 Notice of Defaults to Holders of Bonds

         The Trustee shall, within 30 days after the occurrence of any default becomes known to it, give the Holders of Bonds notice of all defaults known to the Trustee in accordance with Section 1.06, unless all such defaults known to the Trustee shall have been cured before the giving of such notice. The Trustee shall give the Servicer and each Rating Agency notice of any such default at the same time as the Holders of the Bonds are given such notice, provided, however, that there shall be no liability of the Trustee for failure to do so. This Section 5.12 is


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intended to supersede and exclude the optional provisions contemplated by
Section 315(b) of the TIA.

         Section 5.13.00 Bonds Held by the Issuer or Affiliate Not to Share in Distribution

         Any Bonds owned or held by, or for the account or benefit of, the Issuer or any Affiliate of the Issuer (other than Banc of America Securities) shall not be entitled to share in any payment or distribution provided for in this Article Five until after all other Bonds and all expenses have been paid in full.

         Section 5.14.00 Waiver of Appraisement, Valuation, Stay and Right to Marshalling

         To the extent it may lawfully do so, the Issuer for itself and for any Person who may claim through or under it hereby:

         (a) agrees that neither it nor any such Person will set up, plead, claim or in any manner whatsoever take advantage of or benefit from, any appraisement, valuation, stay, extension or redemption laws, now or hereafter in force in any jurisdiction, which may delay, prevent or otherwise hinder (i) the performance or enforcement of, or foreclosure under, this Indenture, (ii) the sale of any of the Pledged Property or (iii) the putting of the purchaser or purchasers thereof into possession of such property immediately after the sale thereof;

         (b) waives and releases all rights to have the Pledged Property marshalled upon any foreclosure, sale or other enforcement of this Indenture; and

         (c) consents and agrees that, subject to the terms of this Indenture, the Pledged Property may at any such sale be sold by the Trustee, either in whole or in part.

         Section 5.15.00 Remedies Cumulative; Delay or Omission Not a Waiver

         To the extent permitted by law, every right, power or remedy given hereunder to the Trustee or to the Holders of Bonds shall not be exclusive of any other remedy or remedies, and every such right, power or remedy shall be cumulative and in addition to every other right, power or remedy given hereunder or now or hereafter given by statute, law, equity or otherwise. No course of dealing between the Issuer and the Trustee, or any delay or omission of the Trustee or of the Holder of any Bond to exercise any right, remedy or power accruing upon any Event of Default shall impair any right, remedy or power or shall be construed to be a waiver of any such Event of Default or of any right, power or remedy of the Trustee or of the Holder of any Bond, or acquiescence therein, and every right, remedy and power given by this Article Five to the Trustee or to the Holder of any Bond may be exercised from time to time and as often as may be deemed expedient by the Trustee or by any such Holder.


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                                   ARTICLE VI

                                   THE TRUSTEE

         Section 6.01.00 Certain Duties and Responsibilities

         (a) Except during the continuance of an Event of Default known to the Trustee:

                  (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture for it and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to it and conforming to the requirements of this Indenture; provided, that, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they substantially conform to the requirements of this Indenture, as to form and conclusion, but not as to substance and content.

         (b) In case an Event of Default known to the Trustee has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own bad faith or negligent action, its own negligent failure to act, or its own willful misconduct, except that

                  (i) this Section 6.01(c) shall not be construed to limit the effect of Section 6.01(a);

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Bonds Outstanding (or such lesser amount as shall have acted at a meeting pursuant to Article Nine) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred upon the Trustee under this Indenture; and

                  (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable


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

         grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Section 6.01.

         (e) For all purposes of this Indenture, the Trustee shall not be held liable or otherwise responsible for the exercise of any rights or remedies available to it or required of it relating to an Event of Default unless the Trustee knows that an Event of Default has occurred, and the Trustee shall not be deemed to have knowledge of any Event of Default other than an Event of Default described in clause (a), (b), (c) or (d) of Section 5.01, unless a Responsible Officer in the Corporate Trust Office of the Trustee who is aware that it is Trustee hereunder has actual knowledge thereof.

         Section 6.02.00 Certain Rights of Trustee

         Except as otherwise provided in Section 6.01:

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by a Request or Order and any resolution of the Managing Member of the Issuer may be sufficiently evidenced by a Managing Member Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee may (unless other evidence be herein specifically prescribed) in the absence of bad faith on its part, request and rely upon an Officers' Certificate or an Opinion of Counsel;

         (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall not be under any obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of the Holders of Bonds pursuant to this Indenture, unless such Holders are authorized or permitted by this Indenture to make such request and shall have offered reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by the Trustee in compliance with such request or direction;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request,


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

direction, consent, order, bond, debenture or other paper document, but the Trustee, in its individual discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if it shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney during the Issuer's normal business hours, upon reasonable notice to the Issuer, in such a manner that the business operations of the Issuer are not unduly disrupted; and

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any of its duties hereunder either directly or by or through agents or attorneys, and the Trustee will not be responsible for any negligence or misconduct on the part of any agent or attorney appointed by it hereunder, provided that the Trustee exercised due care in selecting such agent or attorney.

         Section 6.03.00 Not Responsible for Recitals

         The recitals of the Issuer contained herein and in the Bonds shall be taken as the statements of the Issuer and the Trustee assumes no responsibility for their correctness or for the accuracy or completeness of any of the information herein or therein contained. The Trustee makes no representations as to the validity or sufficiency of this Indenture (including the efficacy of the liens created hereunder), the Bonds or the Collateral. The Trustee shall not be responsible for the use or application by the Issuer of the proceeds of the Bonds.

         Section 6.04.00 May Hold Bonds

         The Trustee, the Custodian, any Paying Agent, and any Bond Registrar, in its individual or any other capacity, may become the owner or pledgee of Bonds and may otherwise deal with the Issuer with the same rights it would have if it were not Trustee, Custodian, Paying Agent or Bond Registrar.

         Section 6.05.00 Money Held in Trust

         Any money held by the Trustee in trust hereunder need not be segregated from other trust funds held by it except to the extent required by law, but shall be separately identified on the records of account maintained by the Trustee and the Trustee shall not be under any liability for interest on any money received by it hereunder; provided that this Section 6.05 shall not affect the Trustee's responsibility to reinvest payments on Pledged Property pursuant to Section 3.01.

         Section 6.06.00 Compensation and Reimbursement

         (a)      The Issuer agrees:

                  (i) to pay to the Trustee from time to time reasonable compensation (taking into account the services performed by any separate or co-trustee appointed pursuant to Section 6.12) for all services rendered by it hereunder (which compensation shall be set forth in a separate letter agreement between the Issuer and the Trustee and shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);


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

                  (ii) except as otherwise expressly provided herein, to reimburse the Trustee upon request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, bad faith or willful misconduct; and

                  (iii) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         (b) As security for the performance of the obligations of the Issuer under this Section 6.06, the Trustee shall have a lien upon all property and funds held or collected by the Trustee as such; provided, however, that such lien of the Trustee shall be subordinate to the Lien of this Indenture in favor of the Holders, except for the principal amount of any funds advanced by the Trustee pursuant to Section 10.08 or any expenses, liabilities or advances incurred by the Trustee relating to, or reasonable compensation to the Trustee for extraordinary time spent by its officers, employees, agents or attorneys directly in connection with, the sale of or other realization upon the Pledged Property in connection with the occurrence of an Event of Default hereunder, including reasonable compensation for any servicing of Mortgage Loans pursuant to Section 5.03(a)(iii), with respect to which such lien of the Trustee shall be senior to the Lien of this Indenture in favor of the Holders.

         (c) In the event that the Issuer has not paid or caused to be paid when due to the Trustee any amount owed to the Trustee pursuant to this
Section 6.06, then, if such nonpayment shall continue for ten days after written notice thereof has been given to the Issuer by the Trustee, the Trustee may withdraw such amount from the Reserve Fund; provided, however, that the right of the Trustee to make such withdrawal pursuant to this Section 6.06(c) shall be subject in all respects to the prior application of amounts on deposit in the Reserve Fund pursuant to Section 3.03 on any Interest Payment Date, Redemption Date or at a Stated Maturity.

         Section 6.07.00 Corporate Trustee Required; Eligibility

         (a) There shall at all times be a Trustee hereunder which shall be a bank or a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, or shall be a member of a bank holding system, the aggregate combined capital and surplus of which is at least $50,000,000, provided that the Trustee's separate capital and surplus shall at all times be at least the amount specified in Section 310(a)(2) of the TIA, and subject to supervision or examination by Federal or State authority. If such entity publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 6.07, the combined capital and surplus of such entity shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.07, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Six.

         (b) All Mortgage Notes, Mortgages and related documentation relating to the Mortgage Loans shall be delivered to and held by the Trustee (directly or on behalf of the Trustee by the Custodian) to the extent provided herein.

         (c) The Trustee (or a subsidiary thereof able to act in the premises) shall be eligible to act as a "Servicer" for mortgages sold to FNMA and GNMA, as set forth in the FNMA Home Mortgage Servicing Contract Supplement, and as a "Servicer" for mortgages sold to FHLMC, as set forth in the FHLMC Servicers' Guide. In addition, if the Pledged Property includes FHA Insured Mortgage Loans and if the FHA requires that a mortgagee under a FHA Insured Mortgage Loan be an "Approved Mortgagee" as currently defined in regulations promulgated by it or as such definition may be hereafter amended or meet such other qualifications to hold and be entitled to the benefits of FHA insurance of a Mortgage Loan, then the Trustee shall be such an "Approved Mortgagee" or meet such other qualifications or in the event of any subsequent change in the requirements to be an "Approved Mortgagee" or in such other qualifications then the Trustee shall meet such requirements or so qualify on or before the date by which the Trustee is required to meet such requirements or so qualify. Should the Trustee fail at any time to meet any of such requirements, it shall immediately notify the Issuer of such failure, and the Trustee shall deliver the Mortgage Loans, if any, held by it to a successor Trustee appointed pursuant to this Section 6.09 or to a co-trustee meeting such requirements and appointed pursuant to Section 6.12.

         Section 6.08.00 Appointment of Custodian

         The Trustee may at any time appoint a Person as custodian (the "Custodian") to hold the Mortgage Collateral pledged hereunder by entering into an agreement substantially in the form of Exhibit F hereto with such Person; provided, however, that no Person other than an Affiliate of the Trustee shall be appointed as Custodian hereunder without the prior written consent of the Issuer, which consent shall not be unreasonably withheld; and provided, further, that the Issuer hereby consents to the appointment of [ ] as Custodian. In addition, no other Person shall be appointed Custodian unless the Trustee shall have received written confirmation from each Rating Agency that such appointment will not impair, or cause the Bonds to fail to retain, the rating then assigned to the Bonds by such Rating Agency.

         Section 6.09.00 Resignation and Removal; Appointment of Successor

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article Six shall become effective except in accordance with Section 6.10.

         (b) The Trustee may resign at any time by giving written notice thereof to the Issuer; provided, however, that such resignation or removal shall not become effective until a successor


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

Trustee shall have been appointed and accepted such appointment in accordance with this Article Six. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Bonds Outstanding (or such lesser amount as shall have acted at a meeting pursuant to Article Nine) delivered to the Trustee and the Issuer.

         (d)      If at any time:

                  (i)      the Trustee shall cease to be eligible under Section
         6.07 (unless, in the case described in Section 6.07(c), a co-trustee is appointed meeting the requirements of such section) and shall fail to resign after written request therefor by the Issuer or by the Holders of a majority in principal amount of the Bonds then Outstanding, or

                  (ii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any case, (A) the Issuer may remove the Trustee or (B) subject to Section 5.09, the Holders of a majority in principal amount of the Bonds then Outstanding may, on behalf of themselves and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor thereto.

         (e) If the Trustee shall resign, be removed, or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, the Issuer shall promptly appoint a successor thereto. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, the Issuer has not appointed a successor Trustee, then a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Bonds Outstanding (or such lesser amount as shall have acted at a meeting pursuant to Article Nine) delivered to the Issuer, the Trustee and the retiring Trustee, and the successor Trustee so appointed by the Holders shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Issuer. If no successor Trustee shall have been so appointed by the Issuer or the Holders of Bonds and shall have accepted appointment in the manner provided in Section 6.10, any Holder of a Bond who has been a bona fide Holder of a security for at least six months may, subject to Section 5.09, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (f) The Issuer shall give notice of each resignation and each removal of the Trustee and each appointment of a Successor Trustee to the Holders of Bonds Outstanding in the manner provided in Section 1.06. Each notice shall include the name of the successor Trustee and the address of its corporate trust office.


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

         Section 6.10.00 Acceptance of Appointment by Successor to Trustee

         (a) Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and the retiring Trustee an instrument accepting such appointment. Upon such acceptance of its appointment hereunder by the successor Trustee, the retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all properties and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided in Section 6.06, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers and trusts of the retiring Trustee hereunder, but, on request of the Issuer or the successor Trustee, the retiring Trustee shall, upon payment of its charges in connection therewith and of all amounts owing to it under Section 6.06, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee hereunder. Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         (b) No successor Trustee shall be permitted to accept its appointment unless, at the time of such acceptance, such successor Trustee shall be eligible under this Article Six.

         Section 6.11.00 Merger, Conversion, Consolidation or Succession to Business

         Any corporation or other entity into which the Trustee may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any entity succeeding to all or substantially all of the corporate trust business of the Trustee shall be the successor of the Trustee hereunder, provided that such entity shall be eligible under this Article Six, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Bonds shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Bonds so authenticated with the same effect as if such successor Trustee had itself authenticated such Bonds.

         Section 6.12.00 Appointment of Co-Trustees

         (a) It is the intent of this Indenture that there shall be no violation of any law of any State denying or restricting the right of banking corporations or associations to transact business as trustee in such State. It is recognized that in case of litigation under this Indenture, and in particular in case of enforcement upon the occurrence of an Event of Default, or in the case of the circumstances described in the last sentence of Section 6.07(c) or in case the Trustee deems that by reason of any present or future law of any State it may not exercise any of the powers, rights or remedies herein granted to it or hold title to the properties, in trust, as herein granted, or take any other action which may be desirable or necessary in connection therewith, it may be necessary that the Issuer or the Trustee appoint an individual or institution as a separate or co-trustee for such purpose. The following provisions of this Section 6.12 are adopted to these ends.

         (b) The Trustee may not appoint an individual or institution as co-trustee or as a separate trustee, unless it receives the written consent of the Issuer to such appointment, which consent shall not be withheld unreasonably. No co-trustee or separate trustee may be an Affiliate of the Issuer or of any of the Issuer's Affiliates. No co-trustee may act as a paying agent for the Bonds, nor may any co-trustee make withdrawals from the Distribution Account or the Reserve Fund unless each Rating Agency shall have confirmed to the Trustee in writing that such actions by such co-trustee will not impair, or cause the Bonds to fail to retain, the rating then assigned to the Bonds by such Rating Agency.

         (c) In the event that the Issuer or the Trustee appoints an additional individual or institution as such separate or co-trustee (i) each and every remedy, power, right, claim, demand, of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate or co-trustee, but only to the extent necessary to enable such separate or co-trustee to exercise such powers, rights and remedies and (ii) every covenant and obligation necessary to the exercise of such rights, powers and remedies by such separate or co-trustee shall run to and be enforceable by either of them, and such separate or co-trustee shall have the same rights to reasonable compensation for the services rendered by it, to indemnification, and as to reliance, as would be available under this Indenture under similar circumstances to the Trustee; provided, however, that such rights shall in each case be subject to the same limitations thereon as would be applicable to the corresponding rights of the Trustee under similar circumstances. The Issuer or the Trustee shall have the right to terminate the appointment of any such additional co-trustee hereunder.

         (d) In case any such separate trustee or additional co-trustee, or a successor to either, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate trustee or additional co-trustee that would otherwise be vested in or be the obligation of the Trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new trustee or successor to such separate trustee or co-trustee.

         (e) Promptly after the appointment of a co-trustee, the Issuer shall give notice of such appointment to the Holders of Bonds in the manner provided in Section 1.06. Such notice shall include the name of the co-trustee and the address of its corporate trust office.

         Section 6.13.00 Authenticating Agent

         The Trustee may appoint, with the consent of the Issuer, an Authenticating Agent for the Bonds to act as its agent on its behalf and subject to its direction in connection with the authentication of the Bonds as set forth in Article Three. Such Authenticating Agent shall at all times be a bank or a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia authorized under such laws to act as Authenticating Agent and perform the functions contemplated hereby, being subject to supervision or examination by federal or state authority. Any Authenticating Agent, other than the Authenticating Agent initially appointed in the next succeeding paragraph shall have a


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

combined capital and surplus of at least $50,000,000. If such successor Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 6.13, the combined capital and surplus of such successor Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Upon any such appointment of an Authenticating Agent, the Trustee shall give notice thereof to the Holders of the Bonds as provided in Section 1.06.

         The Trustee hereby initially appoints the Trustee as Authenticating Agent for the Bonds, and the Issuer hereby consents to such appointment.

         Any corporation or other entity into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be party, or any entity succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Issuer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Issuer. Upon receiving such a notice of resignation or upon such termination, or if at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.13, the Trustee promptly shall appoint a successor Authenticating Agent, shall give written notice of such appointment to the Issuer and shall give notice to all Holders of Bonds in accordance with Section
1.06. No resignation or removal of the Authenticating Agent and no appointment of a successor Authenticating Agent shall become effective until the acceptance of appointment by the successor Authenticating Agent. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with the like effect as if originally named as Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.13.

         The Trustee agrees to pay to the Authenticating Agent, from time to time reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payments subject to the provisions of Section 6.06. The Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee except for negligence, bad faith or willful misconduct on its part.

         Section 6.14.00 Manner in Which Certain Collateral Held

         All book-entry securities assigned and delivered under this Indenture shall be maintained in an appropriate book-entry account at the Federal Reserve Bank of [ ]. All such securities registered in the name of the Trustee or its nominee or deposited for the Trustee's account at the Federal Reserve Bank of [ ] shall be identified on the books and records of the Trustee as trust property held for the benefit of the Holders under this Indenture.


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

                                  ARTICLE VII

                  CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER,
                              LEASE OR ASSUMPTION

         Section 7.01.00 The Issuer May Consolidate, Etc., Only on Certain
         Terms

         The Issuer shall not consolidate with or merge into any other entity or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

                  (a) the entity formed by such consolidation or into which the Issuer is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Issuer substantially as an entirety shall be a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee in form satisfactory to it, the obligations of the Issuer in respect of the Bonds and the Collateral and every covenant of this Indenture on the part of the Issuer to be performed or observed;

                  (b) the successor entity shall, by such supplemental indenture, confirm that the Collateral shall secure its obligations under the Bonds and this Indenture;

                  (c) immediately after giving effect to such transaction no Event of Default, and no event which after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing;

                  (d) the Issuer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article Seven and that all conditions precedent herein provided for relating to such transaction have been complied with; and

                  (e) the Trustee shall have notified the Rating Agencies and obtained written confirmation from each Rating Agency that such merger, conveyance, transfer, lease or assumption will not impair, or cause the Bonds to fail to retain, the rating then assigned to the Bonds by such Rating Agency.

         Section 7.02.00 Successor Entity Substituted

         Upon any consolidation or merger, or any conveyance, transfer or lease of the properties and assets of the Issuer substantially as an entirety, in accordance with Section 7.01, the successor entity formed by such consolidation or into which the Issuer is merged or to which such conveyance, transfer or lease is made shall succeed to, be substituted for and may exercise every right and power of the Issuer under this Indenture with the same effect as if such successor entity had been named as the Issuer herein, and thereafter the predecessor entity shall be relieved of all obligations and covenants under this Indenture and under the Bonds.


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

                                  ARTICLE VIII

                            SUPPLEMENTAL INDENTURES

         Section 8.01.00 Supplemental Indentures Without Consent of Holders of Bonds

         Without the consent of any Holders of Bonds, the Issuer and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

         (a) to evidence the succession of another entity to the Issuer and the assumption by any such successor of the covenants of the Issuer herein and in the Bonds;

         (b) to add to the covenants of the Issuer for the benefit of the Holders of Bonds, or to surrender any right or power herein conferred upon the Issuer;

         (c) to secure the Bonds in any manner which is in addition to the manner in which the Bonds are secured by this Indenture and the Collateral;

         (d) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided, however, that such action pursuant to this clause (d) shall not adversely affect the interests of the Holders of Bonds in any material respect;

         (e)      to make appropriate provision for (i) in accordance with
Section 4.12, for any New Eligible Collateral permitted to be included in Pledged Property, (ii) any change in the characteristics of, or percentage limitations set forth herein on, Mortgage Loans, (iii) any reduction in the Discount Factors or (iv) change in the definition of Basic Maintenance Amount permitted to be made, pursuant to such Section 4.12;

         (f) to modify, eliminate or add to provisions of this Indenture to such extent as shall be necessary to continue to qualify this Indenture (including any supplemental indenture) under the TIA, or under any similar federal statute hereafter enacted, and to add to the Indenture such other provisions as may be expressly permitted by the TIA, excluding, however, the provisions referred to in Section 316(a)(2) of the TIA as in effect at the date as of which this Indenture was executed or any corresponding provision in any similar federal statute hereafter enacted;

         (g)      to increase the frequency of the Regular Valuation Dates; or

         (h) to change the methodology used in calculating the Market Value of Eligible Collateral;

         provided, however, that no supplemental indenture pursuant to this
Section 8.01 shall be effective unless and until the Trustee shall have provided 30 days prior written notice to the Rating Agencies of such supplemental indenture, and provided further, that no supplemental indenture pursuant to clause (g) or (h) of this Section 8.01 shall be effective unless such


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


supplemental indenture will not impair, or cause the Bonds to fail to retain, the ratings then assigned to the Bonds by [Rating Agency] and [Rating Agency], as confirmed in writing by [Rating Agency] and [Rating Agency].

         Section 8.02.00 Supplemental Indentures With Consent of Holders of
         Bonds

         With the consent of the Holders of at least 66-2/3% in principal amount of the Outstanding Bonds (or such lesser amount as shall have acted at a meeting pursuant to the provisions of Article Nine), by Act of said Holders delivered to the Issuer and the Trustee, the Issuer and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Bonds under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Bond affected thereby,

         (a) change the time of payment of the principal of any Bond from the time when such principal is due, whether at a Stated Maturity, on any Redemption Date, by acceleration, or otherwise, or change the time of payment of any installment of interest on any Bond from the time when such interest is due, whether at a Stated Maturity, upon any Interest Payment Date, on any Redemption Date, upon acceleration of the principal of the Bonds, or otherwise, or reduce the principal amount thereof or the interest thereon, or change the coin or currency in which any Bond or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the due date thereof;

         (b)      reduce the requirements of Section 9.04 for quorum or voting;

         (c) change the obligation of the Issuer to maintain an office or agency in the city in which the Corporate Trust Office of the Trustee is located pursuant to Section 10.02;

         (d) reduce the percentage in principal amount of the Outstanding Bonds the consent of whose Holders is required for any such supplemental indenture or otherwise modify any of the provisions of this Section 8.02, except to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Bond affected thereby, or reduce the percentage of Bonds the Holders of which are required to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of Bonds under any provision hereof, including, without limitation, Section 5.07, or under applicable law; or

         (e) permit the creation of any lien other than the Lien of this Indenture with respect to any of the Collateral or terminate the Lien of this Indenture on any Collateral (except as permitted by, and pursuant to, the provisions of this Indenture) or deprive the Bonds of the security afforded by the Lien of this Indenture and the Collateral.

         It shall not be necessary for any Act of Holders of Bonds under this
Section 8.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


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

         Section 8.03.00 Execution of Supplemental Indentures

         In executing, or accepting the additional trusts created by, any supplemental indentures permitted by this Article Eight or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and, subject to Section 6.01, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects its own rights, duties or immunities under this Indenture or otherwise.

         Section 8.04.00 Effect of Supplemental Indentures

         Upon the execution of any supplemental indenture under this Article Eight, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Bonds theretofore or thereafter executed and delivered hereunder shall be bound thereby.

         Section 8.05.00 Reference in Bonds to Supplemental Indenture

         Bonds authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Eight may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. New Bonds so modified as to conform, in a form satisfactory to the Trustee, to any such supplemental indenture may be prepared and executed by the Issuer and delivered in exchange for Outstanding Bonds.

         Section 8.06.00 Notice of Supplemental Indenture

         Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of Section 8.02, the Issuer shall provide notice to the Holders of Bonds and each Rating Agency, setting forth in general terms the substance of such supplemental indenture, in the manner provided in Section 1.06. Any failure of the Issuer to provide such notice, or any defect therein, shall not in any way impair or affect the validity of any such supplemental indenture.

                                   ARTICLE IX

                          MEETINGS OF HOLDERS OF BONDS

         Section 9.01.00 Purposes for Which Meetings May Be Called

         A meeting of Holders of Bonds may be called at any time and from time to time pursuant to this Article Nine to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Bonds.


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

         Section 9.02.00 Call, Notice and Place of Meetings

         (a) The Trustee may at any time call a meeting of Holders of Bonds for any purpose specified in Section 9.01, to be held on a Business Day at such time and at such place in the city in which the Corporate Trust Office of the Trustee is located or in such other place as the Trustee shall determine. Notice of every meeting of Holders of Bonds, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.06, not less than 10 nor more than 60 days prior to the date fixed for the meeting. The Trustee may fix, in advance, a date as the record date for determining the Holders entitled to notice of and the Holders entitled to vote at any such meeting not less than 20 nor more than 70 days prior to the date fixed for such meeting.

         (b) In case at any time the Issuer or the Holders of at least 10% in principal amount of the Bonds Outstanding shall have requested the Trustee to call a meeting of the Holders of Bonds for any purpose specified in Section 9.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting and the proposed date of such meeting (which shall be a Business Day not less than 20 nor more than 65 days from the date such request is delivered to the Trustee), and the Trustee shall not have given notice of such meeting within 10 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Issuer or the Holders of Bonds Outstanding in the amount above specified, as the case may be, may determine the time and the place in the city in which the Corporate Trust Office of the Trustee is located, or in such other place, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in Section 9.02(a).

         Section 9.03.00 Persons Entitled to Vote at Meetings

         To be entitled to vote at any meeting of Holders of Bonds, a Person shall be (1) a Holder of one or more Bonds Outstanding on the record date, or
(2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Bonds Outstanding by such Holder or Holders on the record date. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Issuer and its counsel.

         Section 9.04.00 Quorum; Action

         The Persons entitled to vote a majority in principal amount of the Bonds Outstanding shall constitute a quorum for the taking of any action at a meeting of Holders of Bonds. In the absence of any quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of the Holders of Bonds, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting, who is to be elected pursuant to Section 9.05 hereof, prior to the adjournment of such meeting. In the absence of a quorum at the reconvening of any such adjourned meeting, such reconvened meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting, who is to be elected pursuant to Section 9.05 hereof, prior to the adjournment of such reconvened meeting. Notice of the


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

reconvening of any adjourned meeting shall be given as provided in Section 9.02(a), except that such notice shall be given not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the principal amount of the Bonds Outstanding which shall constitute a quorum.

         Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum the Persons entitled to vote 25% in principal amount of the Bonds Outstanding at the time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting.

         At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except a matter as to which the vote or Act of the Holders of a greater percent of the principal amount of Bonds Outstanding is required by this Indenture including, without limitation, Section 8.02 hereof) shall be effectively passed and decided if passed or decided by the Persons entitled to vote 66-2/3% in principal amount of Bonds Outstanding represented and voting at such meeting.

         Any resolution passed or decision taken at any meeting of Holders of Bonds duly held in accordance with this Section 9.04 shall be binding on all the Holders of Bonds, whether or not present or represented at the meeting.

         Section 9.05.00 Determination of Voting Rights; Conduct and Adjournment of Meetings

         (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Bonds in regard to proof of the holding of Bonds and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Bonds shall be proved in the manner specified in Section 1.04 and the appointment of any proxy shall be proved in the manner specified in Section 1.04 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.04 or other proof.

         (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Issuer or the Holders of Bonds as provided in Section 9.02(b), in which case the Issuer or the Holders of Bonds calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Bonds Outstanding represented at the meeting.


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

         (c) At any meeting each Person entitled to vote at such meeting shall be entitled to one vote for each $1,000 principal amount of Bonds held or represented by such Person; provided, however, that no vote shall be cast or counted at any meeting in respect of any Bond challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Bond or proxy.

         (d)      Any meeting of Holders of Bonds duly called pursuant to
Section 9.02 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Bonds Outstanding represented at the meeting; and the meeting may be held as so adjourned without further notice.

         Section 9.06.00 Counting Votes and Recording Action of Meetings

         The vote upon any resolution submitted to any meeting of Holders of Bonds shall be by written ballots on which shall be subscribed the signatures of the Holders of Bonds or of their representatives by proxy and the principal amounts and identifying numbers of the Bonds Outstanding held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Bonds shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 9.02 and, if applicable, Section 9.04. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Issuer and another to the Trustee to be preserved by the Trustee, the last to have attached thereto the ballots voted at the meeting. Any records so signed and verified shall be conclusive evidence of the matters therein stated.

                                   ARTICLE X

                                   COVENANTS

         Section 10.01.00 Payment of Principal and Interest; Maintenance of Offices or Agencies

         The Issuer will duly and punctually pay the principal of and interest on the Bonds at the rate or rates, at the respective times and in the manner provided in the Bonds and in this Indenture, and will make provision for such payments in accordance with Section 10.03. The final payment of principal on any Bond shall be payable only upon presentation and surrender of such Bond.

         The Issuer will maintain an office or agency in the city in which the Corporate Trust Office of the Trustee is located where Bonds may be presented or surrendered for payment of interest or principal, transfer or exchange and where notices and demands to or upon the Issuer in respect of the Bonds and this Indenture may be served. The Issuer will give prompt written


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

notice to the Trustee of the location, and of any change in the location, of each such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Issuer hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

         The Issuer hereby appoints the Corporate Trust Office of the Trustee as the office where notices and demands to or upon the Issuer in respect of the Bonds and this Indenture shall be served and the Trustee as the initial Paying Agent.

         Section 10.02.00 Paying Agent

         The Trustee hereby accepts appointment as Paying Agent. The Trustee may appoint one or more other Paying Agents or successor Paying Agents.

         Each Paying Agent, immediately upon such appointment, shall signify its acceptance of the duties and obligations imposed upon it by this Agreement by written instrument of acceptance deposited with the Trustee.

         Each such Paying Agent other than the Trustee shall execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Indenture, that such Paying Agent will:

                  (a) allocate all sums received for payments to the Holders of Bonds for which it is acting as Paying Agent on each Payment Date among such Holders in the proportion specified by the Trustee; and

                  (b) hold all sums held by it for the payment of amounts due with respect to the Bonds in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided.

         Any Paying Agent other than the Trustee may at any time resign and be discharged of the duties and obligations created by this Agreement by giving at least sixty (60) days written notice to the Trustee. Any such Paying Agent may be removed at any time by an instrument filed with such Paying Agent signed by the Trustee.

         In the event of the resignation or removal of any Paying Agent other than the Trustee, such Paying Agent shall pay over, assign and deliver any moneys held by it as Paying Agent to its successor, or if there be no successor, to the Trustee.

         Upon the appointment, removal or notice of resignation of any Paying Agent, the Trustee shall notify the Holders of Bonds in accordance with Section 1.06.


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

         Section 10.03.00 Money for Bond Payments to Be Held in Trust

         (a) Not later than the Liquidity Date for any Class of Bonds, the Issuer shall either (i) deliver to the Trustee an aggregate principal amount of Deposit Securities such that after such delivery, principal and interest payable on or before the Stated Maturity for such Class in respect of such Deposit Securities, plus the amount of Cash that will otherwise be available in the Distribution Account and the Reserve Fund on such date, shall at least equal the Selected Amount on such Liquidity Date, together with an Officers' Certificate Regarding Deposit Securities in the form of Exhibit G-1 and an Opinion of Counsel in the form of Exhibit C or (ii) make other arrangements acceptable to each Rating Agency (as evidenced by written confirmation from each Rating Agency) to deposit on the Business Day preceding the Stated Maturity for such Class an amount of Cash, together with the amount of Cash that will otherwise be available in the Distribution Account and the Reserve Fund on the Stated Maturity, at least equal to the Selected Amount and notify the Trustee of such arrangements. Notwithstanding the foregoing, if, as of the 45th day preceding the Stated Maturity, the rating by [Rating Agency] or [Rating Agency] of either (A) the long-term unsecured debt of [Bank America Corporation] has fallen below [____] or [____], as the case may be, or (B) the uninsured, unsecured and unguaranteed short-term debt of [Bank of America Corporation] has fallen below [____] or [____], as the case may be, then no later than 30 days before the Stated Maturity, the Issuer must deliver Deposit Securities to the Trustee as described in clause (i) of the preceding sentence. If the Issuer shall fail to take any of the actions described in either of the preceding two sentences, whichever is applicable, within the prescribed period, the Trustee shall liquidate Collateral, as promptly as possible, to the extent necessary to enable the Issuer to pay an amount equal to the Selected Amount at the Stated Maturity.

         (b)      Any delivery of Deposit Securities made pursuant to this
Section 10.03 shall be held in the Distribution Account for the benefit of the Persons entitled to such principal or interest and shall be irrevocable once made until the principal or interest becoming due has been duly and punctually paid or otherwise provided for. In the event that the amount of funds made available for the payment of principal and interest at the Stated Maturity for a Class of Bonds by the prior delivery of Deposit Securities pursuant to this
Section 10.03 shall exceed the amount of principal and interest which is payable on the related Stated Maturity, the difference between such amounts shall be paid to the Issuer by the Trustee within three Business Days after the Stated Maturity. In the event that the amount of funds thus made available is insufficient for such purpose for any reason, the Issuer shall nevertheless be obligated to make or otherwise provide for the payment of principal and interest on the Stated Maturity for such Class of Bonds in full.

         (c) In the event that any Paying Agent other than the Trustee has been appointed by the Issuer, the Issuer shall deliver the Deposit Securities as and when required by Section 10.03(a) to such Paying Agent. The Issuer will cause any Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 10.03, that such Paying Agent will:


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

                  (i) hold all sums held by it for the payment of the principal of or redemption price of or interest on Bonds in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (ii) give the Trustee notice of any default by the Issuer in the making of any payment of principal or interest or of the failure of the Issuer to deliver Deposit Securities on the Liquidity Date or such other date as may be required by Section 10.03(a)(ii); and

                  (iii) at any time during the continuance of an Event of Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, direct any such Paying Agent to pay to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any such Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         (d)      Any Cash delivered by the Issuer to the Trustee pursuant to
Section 10.03(a) shall be invested by the Trustee as directed by an Issuer's Request in other Deposit Securities having a maturity date at least one Business Day prior to the date on which the applicable payment in respect of the Bonds is due and payable. All of the interest and principal payable on Deposit Securities shall be paid directly to the Trustee, and all Deposit Securities shall have a maturity date at least one Business Day prior to the date on which the relevant payment in respect of the Bonds is due and payable.

         (e) If any payment of the principal of or interest on any Bond remains unclaimed for two years after such principal or interest has become due and payable, the proceeds of any Deposit Securities delivered to the Trustee or any Paying Agent in trust for the payment of such principal or interest shall be paid to the Issuer on Request; and the Holder of such Bond shall hereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment or redelivery, may at the expense of the Issuer cause notice to be given as provided in Section 1.06 that such payment remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notice, any unclaimed balance of such Deposit Securities then remaining will be repaid or redelivered to the Issuer.

         Section 10.04.00  Warranty of Title and Authority to Pledge

         The Issuer warrants and agrees that all of the Collateral now or hereafter subjected to the Lien of this Indenture is or will be, as the case may be, owned by the Issuer and pledged by it hereunder free and clear of any mortgage, pledge, security interest, lien, charge or encumbrance, except the Lien of this Indenture, and that it has and will have full power and lawful authority to pledge such Collateral and to assign, transfer and deliver such Collateral in the manner and form aforesaid or to cause such Collateral so to be pledged and such Collateral so to be assigned, transferred and delivered. The Issuer hereby does and will forever warrant and defend the title of the Trustee to the Collateral, whether now or hereafter pledged or assigned by the Issuer, for the benefit of the Holders of Bonds against the lawful claims and demands of all Persons whomsoever.

         Section 10.05.00  Protection of Lien

         (a) The Issuer will do all things and take all actions necessary to keep the Lien of this Indenture a first, prior and perfected lien upon the Collateral on behalf of the Holders of Bonds and protect its title to the Collateral against loss by reason of any foreclosure or other proceeding to enforce any lien prior to or pari passu with the Lien of this Indenture, other than the limited prior lien granted to the Trustee pursuant to Section 6.06.

         (b)      The Issuer will:

                  (i) duly and promptly pay and discharge, or cause to be paid and discharged, before they become delinquent, all taxes, assessments, governmental and other charges lawfully levied, assessed or imposed upon or against any of the Collateral including the income or profits therefrom and the interests of the Trustee and Holders in such Collateral or in any Mortgages securing Mortgage Loans included in the Collateral;

                  (ii) duly observe and conform in all material respects to all valid requirements of any governmental authority imposed upon the Issuer relative to any of the Collateral, and all covenants, terms and conditions under or upon which any part thereof is held;

                  (iii) cause to be paid and discharged all lawful claims (including, without limitation, income taxes) which, if unpaid, might become a lien or charge upon the Collateral; and

                  (iv) collect or cause to be collected all payments due on the Collateral, take or cause to be taken appropriate action in connection with defaults thereunder and otherwise service or cause to be serviced such Collateral, all in accordance with the Issuer's customary practices.

         Nothing contained in this Section 10.05 shall require the payment of any such tax, assessment, claim, lien or charge or the compliance with any such requirement (i) so long as the validity, application or amount thereof shall be contested in good faith, or (ii) with respect to any of the real property covered by any Mortgage.

         Section 10.06.00  Filing; Opinion of Counsel

         The Issuer will cause all financing and continuation statements, if any, with respect to this Indenture and all supplemental indentures to be kept recorded and filed in such manner and in such places, if any, as may in the opinion of counsel for the Issuer be required by law in order


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to preserve and protect the rights of the Holders of the Bonds and the Trustee and will pay all taxes and fees incidental thereto. The Issuer will furnish to the Trustee concurrently with the execution and delivery of each supplemental indenture, an Opinion of Counsel:

         (a) that in the opinion of such counsel the Issuer has effected all such filings as are necessary to make effective the lien intended to be created hereby and thereby, and reciting the details of such action, or that in the opinion of such counsel no such action is necessary to make effective such lien; and

         (b) that any other action required by this Indenture to be taken so as to make such lien effective has been taken, and reciting the details of such action, or that in the opinion of such counsel no such other action is necessary to make such lien effective.

         The Issuer will also cause all Collateral assigned to the Trustee to be kept recorded and filed in such manner and in such places as may in the opinion of counsel for the Issuer be required by law in order to protect and preserve the rights of the Trustee and the Issuer.

         Section 10.07.00  Further Assurances

         The Issuer will execute and deliver, or cause to be executed and delivered, all such additional instruments and do, or cause to be done, all such additional acts as (a) may be necessary or proper, consistent with the Granting Clauses hereof, to carry out the purposes of this Indenture and to make subject to the lien hereof any property intended so to be subject, (b) may be necessary or proper to transfer and deliver to any successor trustee the estate, powers, instruments and funds held in trust hereunder and to confirm the Lien of this Indenture or the priority thereof, or (c) the Trustee may reasonably request for any of the foregoing purposes. The Issuer will also cause to be filed, registered or recorded any instruments of conveyance, transfer, assignment or further assurance in all offices in which such filing, registering or recording is necessary to the validity thereof or to give notice thereof. The Issuer hereby authorizes the Trustee to file all such financing statements and continuation statements as the Trustee may deem necessary or advisable to make or keep effective the Lien of this Indenture or the priority thereof but the Trustee shall have absolutely no obligation to make any such filings.

         Section 10.08.00  Advances by Trustee

         If the Issuer shall fail to perform any of its covenants contained in this Indenture, the Trustee may (but shall not be obligated to) make advances to perform the same on behalf of the Issuer, and the Issuer will repay upon demand all sums so advanced, with interest from the date such advances are made to the date such advances are repaid by the Issuer at the rate of interest borne by the Bonds. The principal amount of all sums so advanced, but not the interest thereon, shall be secured by this Indenture and have priority to the Bonds. No such advance shall be deemed to relieve the Issuer from any default or Event of Default hereunder.


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         Section 10.09.00  Restriction on Amendment of Certain Instruments

         The Issuer will not enter into any agreement providing for, or consent to, any modification, alteration, supplement or amendment of any Collateral, except as provided in this Indenture. To the extent so permitted, the Issuer may waive compliance with provisions in any Government Securities, Mortgage Loans, Mortgage Notes, Mortgages, Deposit Securities or other securities included in the Pledged Property, either before or after the time when such compliance was required, but no such waiver shall extend to or affect such provisions except to the extent expressly waived.

         Section 10.10.00 Maintenance of Books of Record and Account; Financial Statements of the Issuer

         (a) The Issuer will keep proper books of record and account in which full and correct entries will be made of its transactions pursuant hereto in accordance with generally accepted accounting principles. The Issuer will permit the Trustee and its agents, auditors, attorneys and counsel, at all reasonable times, to examine all of the books of record and account of the Issuer and to take copies and extracts therefrom in such manner that the business operations of the Issuer are not unduly disrupted, and will from time to time furnish, or cause to be furnished, to the Trustee such information and statements as the Trustee may reasonably request, all as may be reasonably necessary for the purpose of determining performance or observance by the Issuer of the covenants, conditions and obligations contained in this Indenture.

         (b) The Issuer will deliver to the Trustee within 120 days after the expiration of each fiscal year of the Issuer, a consolidated statement of operations for such fiscal year and a consolidated statement of condition of the Issuer as of the last day of such fiscal year. Such consolidated statements of operations and condition shall set forth in reasonable detail the results of operations for the period ended, and the financial condition of the Issuer as at the date thereof, and shall be accompanied by the report or opinion of the Independent Accountants who have audited the books of the Issuer for such fiscal year.

         Section 10.11.00  Statement as to Compliance and Audit of Collateral

         (a) The Issuer will deliver to the Trustee within 120 days after the end of each fiscal year of the Issuer, an Officers' Certificate stating that:

                  (i) a review of the activities of the Issuer and of the performance by the Issuer under this Indenture during such year has been made under such Officers' supervision, and

                  (ii) to the best of such Officers' knowledge, based on such review, the Issuer has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to them and the nature and status thereof.


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         (b)      Forthwith upon any officer of the Issuer obtaining
information causing him or her to believe there exists a default in the performance, or breach, of any covenant of the Issuer contained in this Article Ten, the Issuer will deliver to the Trustee an Officers' Certificate specifying the nature, status and period of existence thereof.

         Section 10.12.00  Title Insurance

         The Issuer agrees that unless an Opinion of Counsel to the effect set forth in subclause (ii) of clause (d) of the second paragraph of Clause Second of the Granting Clauses hereof is delivered to the Trustee, the Mortgages will be insured by title insurance as described in the Officers' Certificate delivered pursuant to clause (d) of the second paragraph of Clause Second of the Granting Clauses hereof, and that the terms of each policy of such title insurance will provide that any assignee (including the Trustee) of the Mortgage covered by such policy will automatically be an insured thereunder. If an Event of Default shall have occurred and be continuing, the Issuer, upon the request of the Trustee, shall deliver or cause to be delivered to the Trustee all mortgage title insurance policies that relate to Mortgage Loans included in the Pledged Property.

         Section 10.13.00  Fire and Extended Coverage Insurance

         The Issuer agrees to use its best efforts to cause to be maintained in regard to each property covered by a Mortgage insurance against loss or damage by fire and the risks embraced within the term "extended coverage" in an amount not less than the maximum insurable value of the improvements securing the related Mortgage Loan or the principal balance owing on such Mortgage Loan, whichever is less. All insurance relating to Mortgage Loans shall be payable to the Issuer as its interest may appear. Any proceeds of such insurance received by the Issuer after an Event of Default shall have occurred and be continuing shall be received and held by the Issuer in trust and paid to the Trustee.

         Section 10.14.00  Selection of Eligible Mortgage Loans

         In selecting Eligible Fixed-Rate Mortgage Loans for inclusion in the Eligible Collateral, the Issuer will use its best efforts to include Eligible Fixed-Rate Mortgage Loans secured by Eligible Mortgages with a geographical dispersion representative, to the extent possible, of the entire portfolio of Eligible Fixed-Rate Mortgages originated and serviced by NationsBanc Mortgage. In selecting Eligible Adjustable-Rate Mortgage Loans for inclusion in the Eligible Collateral, the Issuer will use its best efforts to include Eligible Adjustable-Rate Mortgage Loans secured by Eligible Mortgages with a geographical dispersion representative, to the extent possible, of the entire portfolio of Eligible Adjustable-Rate Mortgages originated and serviced by NationsBanc Mortgage.

         Section 10.15.00  Notice to Trustee of Change in Regulations

         The Issuer will notify the Trustee within 60 days of any law, regulation, rule or order instituted that could affect the ability of the Issuer to pledge additional Collateral.


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

         Section 10.16.00 Notices and Copies of Supplemental Indentures, Collateral Reports and Accountants' Letters to Rating Agencies

         The Trustee shall give each Rating Agency notice of the following events: (1) failure of the Trustee to obtain two bid prices for any Collateral as to which the definition of Market Value specifies that such bid prices be obtained and (2) mandatory redemption of the Bonds; provided, however, that there shall be no liability of the Trustee for failure to do so.

         The Trustee shall also provide each Rating Agency with a copy of each Supplemental Indenture and each Collateral Report and Accountants' Letter delivered pursuant to this Indenture; provided, however, that there shall be no liability of the Trustee for failure to do so.

         Section 10.17.00  Covenants Regarding Issuer's Business

         For so long as any Bonds are Outstanding, the Issuer will not engage in any business other than (i) issuing and selling the Bonds and the separate series of similar securities under separate indentures similar to this Indenture as contemplated by Issuer's Registration Statement on Form S-3, declared effective by the Commission on April 22, 1999, as amended, or subsequent similar registration statements filed by the Issuer, and acquiring, owning, holding and pledging the related pledged property in connection therewith, (ii) issuing and selling certain subordinated indebtedness and (iii) engaging in other activities which are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

         Section 10.18.00  Treatment of Bonds as Debt for Tax Purposes

         The Issuer has entered into the Indenture and the Bonds are issued with the intention that, for federal, state and local income and franchise tax purposes, the Bonds will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Bondholder, by acceptance of a Bond (and each Beneficial Owner by acceptance of a beneficial interest in a Bond), agrees to treat the Bonds for federal, state and local income and franchise tax purposes as indebtedness of the Issuer.

                                   ARTICLE XI

                              REDEMPTION OF BONDS

         Section 11.01.00 Mandatory Redemption Due to Failure to Meet Basic Maintenance Amount

         (a) The Bonds are subject to mandatory redemption in part in accordance with this Section 11.01 and the other sections of this Article Eleven in the event that the Discounted Value of the Eligible Collateral included in Pledged Property, as determined by the Trustee pursuant to Section
4.06 with respect to any Regular Valuation Date, is less than the Basic Maintenance Amount and the Issuer is unable by the Cure Date, to pledge additional Eligible Collateral and/or substitute Eligible Collateral and/or deliver to the Trustee for cancellation thereof Bonds repurchased by the Issuer or by one of its Affiliates in a principal amount sufficient to render the


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


Discounted Value of the Eligible Collateral included in Pledged Property at least equal to the Basic Maintenance Amount. Notwithstanding the foregoing, if the report prepared by the Trustee with respect to any Regular Valuation Date immediately following the Cure Date and prior to the date on which the Trustee gives notice of redemption to the Holders shows that the Discounted Value of the Eligible Collateral is at least equal to the Basic Maintenance Amount as of such Regular Valuation Date, the Issuer shall not be required to make a mandatory redemption of the Bonds.

         Any such mandatory partial redemption shall require the redemption of Bonds in an aggregate principal amount that is the smallest principal amount (rounded to the next higher integral multiple of $1,000) of the Bonds necessary in order (i) to bring the Discounted Value of the Eligible Collateral included in Pledged Property (determined as of the Regular Valuation Date immediately preceding the date on which the Trustee gives written notice of redemption to the Holders) to the Basic Maintenance Amount as of the date on which such calculation is being made (as adjusted to give effect to such redemption), after giving effect to (A) the pledge of additional Eligible Collateral, (B) the delivery to the Trustee for cancellation of Bonds repurchased by the Issuer or an Affiliate, and (C) such redemption and (ii) to permit the delivery of the Collateral Report by the Trustee as required by Section 11.01(b). Any such mandatory redemption shall be made at the Redemption Price, on a Redemption Date within 30 days after the applicable Cure Date, which Redemption Date shall be selected by the Trustee after consultation with the Issuer.

         (b) On each Redemption Date with respect to a redemption pursuant to this Section 11.01, the Issuer shall deliver to the Trustee a Collateral Report, dated as of such Redemption Date, which Collateral Report shall show that after giving effect to the redemption of Bonds pursuant to this Article Eleven, and to any other actions taken by the Issuer pursuant to Section 11.01, the Discounted Value of the Eligible Collateral included in the Pledged Property (determined at the option of the Issuer as of the prior Valuation Date or the Cure Valuation Date) is equal to or greater than the Basic Maintenance Amount as of the Prior Valuation Date (as adjusted to give effect to such redemption).

         Section 11.02.00  Selection of Bonds to Be Redeemed

         Selection of the Bonds to be redeemed shall be made in such manner as the Trustee deems fair and reasonable, the particular Bonds to be redeemed to be selected by the Trustee not more than 12 or less than 7 days prior to the Redemption Date in the case of a redemption pursuant to Section 11.01, from the Outstanding Bonds not previously called for redemption by lot or pro rata or by such other methods as the Trustee shall deem fair and appropriate; provided, that the Trustee shall select Bonds for redemption in such manner that no single Bond to be Outstanding following redemption shall be in a denomination of less than $100,000, and provided that the aggregate number of Bonds to be redeemed shall be allocated pro rata between the Classes of Bonds Outstanding. The Trustee shall notify the Issuer in writing of the Bonds selected for redemption and, in the case of any Bonds selected for partial redemption, the principal amount to be redeemed, on the same day on which the Holders of the Bonds are so notified.


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

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Bonds shall relate, in the case of any Bond redeemed or to be redeemed only in part, to the portion of the principal of such Bond which has been or is to be redeemed.

         Section 11.03.00  Notice of Redemption

         Notice of redemption shall be given in the manner provided in Section
1.06 to the Holders of Bonds to be redeemed. Notice of redemption pursuant to
Section 11.01 shall be given not more than 10 nor less than 5 days prior to the Redemption Date.

         All notices of redemption shall state:

         (a)      the Redemption Date;

         (b)      the Redemption Price;

         (c) that on the Redemption Date the Redemption Price will become due and payable upon each such Bond to be redeemed, and that interest thereon shall cease to accrue on and after said date;

         (d) the place where such Bonds are to be surrendered for payment of the Redemption Price; and

         (e) the identification (and the respective principal amounts) of the Bonds to be redeemed.

         Notice of redemption of Bonds shall be given by the Issuer or, at the Issuer's Request, by the Trustee in the name of and at the expense of the Issuer.

         Section 11.04.00  Bonds Payable on Redemption Date

         (a) Notice of redemption having been given as aforesaid, each of the Bonds called for redemption shall, on the Redemption Date, become due and payable at the Redemption Price therein specified upon surrender of any such Bond in accordance with said notice. From and after the Redemption Date (unless the Issuer shall default in the payment of the Redemption Price), the principal amount of the Bonds called for redemption shall cease to bear interest and, except as set forth in Section 11.04(b), the only right of the Holders of such Bonds shall be to receive payment of the Redemption Price.

         (b) The Issuer shall execute and the Trustee shall authenticate and deliver to the Holder of any Bond that is to be redeemed in part only a new Bond or Bonds, as requested by such Holder, in authorized denomination and in an aggregate principal amount equal to and in exchange for the unredeemed portion, if any, of the Bond surrendered for redemption. Such new Bond or Bonds shall continue to bear interest at the interest rate borne by the Bonds, until the principal thereof shall be paid.


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         (c)      If any Bond called for redemption shall not be paid upon
surrender thereof for redemption, the principal thereof shall, until paid, bear interest from the Redemption Date at the rate borne by the Bond.

         Section 11.05.00  Liquidation of Collateral in Respect of Redemption

         Immediately after receiving notice of any redemption pursuant to
Section 11.01, the Trustee shall liquidate Collateral, as promptly as possible, to the extent necessary to enable the Issuer to pay on the Redemption Date the aggregate Redemption Price of all of the Bonds required to be redeemed on such Redemption Date; provided, that the Trustee will not do so if concurrently with such notice the Issuer delivers Deposit Securities to the Trustee in an amount sufficient to provide for full payment of the Redemption Price of the Bonds required to be redeemed.

                                  ARTICLE XII

                 BONDHOLDERS' LISTS AND REPORTING REQUIREMENTS

         The following provisions of this Article Twelve are all subject to
Section 12.05.

         Section 12.01.00 Issuer To Furnish Trustee Names and Addresses of Bondholders

         The Issuer will furnish or cause to be furnished to the Trustee (a) not more than five days after each Regular Record Date with respect to the Bonds, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of the Bonds as of such Regular Record Date and
(b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Trustee is the Bond Registrar, no such list shall be required to be furnished.

         Section 12.02.00 Preservation of Information; Communications to Bondholders

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Bonds contained in the most recent list furnished to the Trustee as provided in
Section 12.01 hereof and the names and addresses of Holders of Bonds received by the Trustee in its capacity as Bond Registrar. The Trustee may destroy any list furnished to it as provided in such Section 12.01 upon receipt of a new list so furnished.

         (b) If three or more Holders of Bonds ("applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Bond for a period of at least six months preceding the date of such application and such application states that the applicants desire to communicate with other Holders of Bonds or with the Holders of all Bonds with respect to their rights under this Indenture or under such Bonds and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either:


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                  (i)      afford such applicants access to the information
         preserved at the time by the Trustee in accordance with Subsection (a) of this Section, or

                  (ii) inform such applicants as to the approximate number of Holders of Bonds whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Subsection (a) of this Section, and as to the approximate cost of mailing to such Bondholders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Bondholder whose name and address appear in the information preserved at the time by the Trustee in accordance with Subsection
(a) of this Section, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Bonds or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Bondholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

         (c) Every Holder of Bonds, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Bonds in accordance with Subsection (b) of this Section 12.02, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Subsection (b) of this Section 12.02.

         Section 12.03.00  Reports by Trustee


         (a) Within 60 days after December 31 of each year commencing with [December 31, ], the Trustee shall transmit by mail to the Bondholders, as their names and addresses then appear in the Bond Register, a brief report dated as of December 31 ("reporting date") with respect to each of the following events; provided, however, that if no such event has occurred within the previous twelve months (or within the period since the Closing Date, in the case of the first such report) no report need be transmitted:


                  (i) any change to its eligibility and its qualifications under Section 6.07 hereof, including a report with respect to the creation of or any material change to a


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         relationship specified in paragraph (1) through (10) of Section 310(b)
         of the TIA, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said Sections, a written Statement to such effect;

                  (ii) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the reporting date, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Bonds, on the Pledged Property or on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Bonds Outstanding on the reporting date;

                  (iii) the amount, interest rate and maturity date of all other indebtedness owing by the Issuer (or by any other obligor on the Bonds) to the Trustee in its individual capacity on the reporting date, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 311(b) of the TIA;

                  (iv) any change to the property and funds, if any, physically in the possession of the Trustee as such on the reporting date;

                  (v) any release, or release and substitution, of property subject to the Lien of this Indenture (and the consideration therefor, if any) which the Trustee has not previously reported; and

                  (vi) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Bonds or the Pledged Property.

         (b) The Trustee shall transmit by mail to all Bondholders, as their names and addresses appear in the Bond Register a brief report with respect to (i) the release, or release and substitution, of property subject to the Lien of this Indenture (and consideration therefor if any) unless the fair value of such property is less than 10% of the principal amount of the Bonds Outstanding at the time of such release, or such release and substitution, such report to be transmitted within 90 days of such time, and (ii) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section 12.03 (or if no such report has yet be so transmitted, since the Closing Date) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Bonds, on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Bonds Outstanding at such time, such report to be transmitted within 90 days of such time. For purposes of this
Section 12.03(b) and for purposes of Section 1.02(b)


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hereof, the term "fair value," as that term may relate to the Collateral, shall be deemed to mean the Discounted Value of such Collateral at the time of determination.

         (c) A copy of each such report shall, at the time of such transmission to Bondholders, be filed by the Trustee with each securities exchange upon which the Bonds are listed, and also with the Commission. The Issuer will notify the Trustee when the Bonds are listed on any securities exchange.

         (d) The Trustee shall report to the Issuer with respect to the balance in the Distribution Account and the Reserve Fund, the identities of the investments included therein, and the aggregate principal amount of Outstanding Bonds as the Issuer may from time to time request.

         Section 12.04.00  Reports by Issuer

         (a)      The Issuer shall:

                  (i) file with the Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act; or, if the Issuer is not required to file information, documents or reports pursuant to either of said sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (ii) file with the Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

                  (iii) transmit by mail to all Bondholders as their names and addresses appear in the Bond Register, or in the list of Bondholders most recently provided to the Trustee by the Issuer under
         Section 12.01 hereof, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section as may be required by rules and regulations prescribed from time to time by the Commission;

                  (iv) transmit by mail to all Holders of Bonds, as their names and addresses appear in the Bond Register, within 120 days after the end of each fiscal year of the Issuer commencing with the fiscal year ending [ ], (i) an audited balance sheet of the


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

         Issuer as of the last day of the preceding fiscal year and (ii) a statement setting forth the aggregate Discounted Value of all Eligible Collateral securing the Bonds on the last day of the preceding fiscal year; and

                  (v) deliver or cause to be delivered to the Trustee, on or before [ ] of each year, commencing with [ ], an Opinion of Counsel either stating that in the opinion of such counsel such action has been taken with respect to the recording, filing, re-recording and re-filing of this Indenture as is necessary to maintain the Lien of the Indenture, and reciting the details of such action, or stating that in the opinion of such counsel no action is necessary to maintain such lien until [ ] in the following year.

         (b) The fiscal year of the Issuer shall end on December 31 of each year. The Issuer shall promptly notify the Trustee of any change in the Issuer's fiscal year.

         Section 12.05.00 Provisions of this Article Superseded By Trust Indenture Act

         The Provisions of this Article Twelve are all intended to facilitate compliance with the requirements of the TIA as in effect on the date hereof, and shall be deemed superseded by any modifications or changes to such requirements (to expand such requirements to eliminate such requirements or otherwise) effected by amendment to the TIA, by regulation, by rule or by judicial or administrative decision. The provisions of this Article Twelve shall not at any time impose upon any Person obligated under this Article Twelve any greater reporting obligation with respect to the matters covered by this Article Twelve than the reporting obligation with respect to such matters imposed upon such Person by the TIA as in effect with respect to such time.

         Section 12.06.00  Luxembourg Reports and Notices

         So long as the Bonds shall be listed on the Luxembourg Stock Exchange or an application for such a listing shall be pending:

         (a) Promptly after the determination of the interest rate on the Bonds applicable to each Interest Period pursuant to Section 2.01 (and in no event later than the first day of such Interest Period), the Trustee shall give notice of such interest rate, the related Interest Payment Date and the amount of interest payable on the Bonds on such Interest Payment Date to the Listing Agent and the Luxembourg Stock Exchange.

         (b) The Issuer shall provide to the Listing Agent a copy of (i) its limited liability company agreement and any amendments to such document,
(ii) any report filed by the Issuer with the Commission, and (iii) the quarterly and annual financial statements of [Bank of America Corporation] (commencing with such statements for the period ending [ ] and the period ending [ ], respectively).

         (c) The Issuer or the Trustee, as applicable, shall cause to be given to the Listing Agent a copy of any notice by or on behalf of such Person to Bondholders under this Indenture.


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         (d)      Upon request to the Trustee, the Trustee shall cause to be given to the Listing Agent a copy of the Trustee's periodic Valuation Date reports, together with any letters from a firm of independent accountants.

                                  ARTICLE XIII

                           SATISFACTION AND DISCHARGE

         Section 13.01.00  Satisfaction and Discharge of Indenture

         (a) This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Bonds herein expressly provided for) and the Trustee shall, on demand of and at the expense of the Issuer, execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (i)      either

                           (1) all Bonds theretofore authenticated and delivered (other than (A) Bonds which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.09, and (B) Bonds for whose payment Deposit Securities have theretofore been delivered in trust or segregated and held in trust by the Trustee as provided in
                  Section 10.03) have been delivered to the Trustee for cancellation; or

                           (2) all such Bonds not theretofore delivered to the Trustee for cancellation

                                    (A)      have become due and payable, or

                                    (B)      will become due and payable at
                           their Stated Maturity within six months,

         and the Issuer, in the case of (2)(A) or (B) above, has deposited or caused to be delivered to the Trustee in trust an amount of Deposit Securities (which, in the case of (2)(B) above, shall be limited to Cash and/or non-callable Government Securities within the meaning of clause (b) of the definition of "Deposit Securities") sufficient to pay and discharge the entire indebtedness on the Bonds not theretofore delivered to the Trustee for cancellation, for (x) in the case of Bonds described by (2)(A), principal and interest to the date of such deposit at the applicable rate or rates calculated in accordance with Section 2.01 or (y) in the case of Bonds described by
(2)(B), principal and interest to the Stated Maturity at the Maximum Interest Rate, unless such Bonds will become due and payable at their Stated Maturity within 30 days, in which case at the rate calculated in accordance with Section 2.01;

                  (ii) The Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and


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

                  (iii) The Issuer has delivered to the Trustee an Officers' Certificate substantially in the form of Exhibit G-1 or G-2 (with appropriate modifications) and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer to the Trustee under Section 6.06 shall survive and, if Deposit Securities shall have been delivered to the Trustee pursuant to subclause (B) of Clause (2) of this Section 13.01, the obligations of the Trustee under Section 13.02 and the last paragraph of Section 10.03 shall survive.

         (b) The Trustee shall give notice of the satisfaction and discharge of this Indenture to each Rating Agency.

         Section 13.02.00  Application of Trust

         Subject to the provisions of Section 13.04, all Deposit Securities delivered to the Trustee pursuant to Section 13.01 shall be segregated from other trust funds and held in a separate trust and the cash payable in respect thereof shall be applied by it, in accordance with the provisions of the Bonds and this Indenture, to the payment, to the Persons entitled thereto, of the principal and interest for whose payment Deposit Securities have been delivered to the Trustee; but such Deposit Securities need not be segregated except to the extent required by law, but shall be separately identified on the records of accounts maintained by the Trustee. Any cash delivered by the Issuer to the Trustee pursuant to this Article Thirteen, or otherwise held by the Trustee in respect of this Article Thirteen shall be invested by the Trustee as directed by the Issuer's Request in other Deposit Securities (which, in the case of Cash delivered to the Trustee pursuant to Section 13.01(a)(i)(2)(B), shall be limited to non-callable Government Securities within the meaning of clause (b) of the definition of "Deposit Securities") having a maturity on or prior to the date on which the payment in respect of the Bonds is due and payable.

         Section 13.03.00  Termination of Lien

         If this Indenture is discharged in accordance with this Article Thirteen, the Lien of this Indenture in respect of the Pledged Property shall cease, and become null and void (except the rights, obligations and immunities of the Trustee hereunder), and the Trustee, on demand of and at the cost and expense of the Issuer, shall, in a manner similar to the manner in which the Issuer delivered such Pledged Property to the Trustee, execute and deliver such instruments of assignment, transfer, release, discharge, termination and satisfaction as may be reasonably requested by the Issuer in order to remove the Lien of this Indenture from the Pledged Property and to evidence properly such action, and forthwith the estate, right, title and interest of the Trustee in and to the Pledged Property, any Bonds, cash and other personal property held by it under this Indenture as a part of the Pledged Property shall thereupon cease, and become null and void, and the Trustee shall, in a manner similar to the manner in which the Issuer delivered such Pledged Property to the Trustee in such case transfer, deliver and pay the same to the Issuer or upon the Issuer's Order.


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

         Section 13.04.00  Repayment of Moneys Held by Paying Agent

         In connection with the satisfaction and discharge of this Indenture, all moneys then held by any Paying Agent (other than moneys payable in respect of Deposit Securities delivered to the Trustee pursuant to Section 13.01) shall upon demand of the Issuer or the Trustee be paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.


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


         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                                  MAIN PLACE FUNDING, LLC


                                                  By:
                                                      -----------------------
                                                      Name:
                                                      Title:


                                                  [TRUSTEE], as Trustee


                                                  By:
                                                      -----------------------
                                                      Name:
                                                      Title:


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